As filed with the Securities and Exchange Commission on April 29, 2014
File Nos. 333-70963; 811-09201
______________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 29

AND THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 22

COLI VUL-2 SERIES ACCOUNT
(Exact Name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)

8515 East Orchard Road
Greenwood Village, Colorado 80111
(Address of Depositor’s Principal Executive Offices)

(303) 737-3000
(Depositor’s Telephone Number)

Mitchell T.G. Graye
President, Chief Executive Officer and Principal Financial Officer
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
8515 East Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)

COPIES TO:

Ann B. Furman, Esq.	Beverly A. Byrne, Esq.
Carlton Fields Jorden Burt, P.A. Suite 400 East	Senior Vice President, Legal & Chief Compliance Officer
1025 Thomas Jefferson Street, N.W.	Great-West Life & Annuity Insurance Company
Washington, D.C. 20007-5208	8525 East Orchard Road, 2T3
Greenwood Village, Colorado 80111
------------
Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]	on May 1, 2014 pursuant to paragraph (b)(1) of Rule 485.
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]	on ________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being offered: flexible premium variable universal life insurance policies.

Great-West Life & Annuity Insurance Company
A Stock Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
(303) 737-3000

Executive Benefit VUL II — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company
in connection with its COLI VUL-2 Series Account

This prospectus describes Executive Benefit VUL II, a flexible premium variable universal life insurance policy (the "Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "Company, " "we," “our” or "us"). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a "life insurance contract" for federal income tax purposes.
The Policy allows "you," the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

•	choose the amount and timing of Premium payments, within certain limits;

•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and

•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference.

The Policy that we are currently issuing became available on May 1, 2011. Policies issued before May 1, 2011 are described in a separate prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2014

1

2

3

4

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least the minimum interest rate indicated in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.

5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (in some states, up to 30 days for replacement policies), and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any expense charges deducted. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Money Market Division.

6. Investment Options and Funds. You may allocate your net Premium payments among the available investment divisions ("Divisions") or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7. Death Benefit. You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or

2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

5

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8. Account Value. Your Account Value will reflect –

1.	the Premiums you pay;

2.	the investment performance of the Divisions you select;

3.	the value of the Fixed Account.

4.	any Policy loans or partial withdrawals;

5.	your Loan Account balance; and

6.	the charges we deduct under the Policy.

9. Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" (“MEC”) for federal income tax purposes and you have had positive net investment performance.

There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail on page 22.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10. Supplemental Benefits. The following optional riders are available –

1.	term life insurance; and

2.	change of Insured (not available to individual Owners).

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. "Paid-up" insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

6

14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15. Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.

17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.

18. State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that is applicable to your state.

Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2. Not Suitable as Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Contract Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

7

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. In addition, we do not intend to enforce the restrictions on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” on page 26. Certain limitations apply to Transfers into and out of the Fixed Account. See "Fixed Account Transfers" on page 26.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 ½.

9. General Account Risk. Great-West's general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to Great-West's claims-paying ability. An Owner should look to the financial strength of Great-West for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to Great-West's general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about Great-West's financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they

8

invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund's prospectus.

9

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 6.0%
Sales Load**	Upon each Premium Payment.	Maximum: 6.5% of Premium Current: 2.5% of Premium up to target and 1.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

* The Expense Charge consists of the Sales Load plus the Premium Tax.
** The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

10

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Charge	Monthly	Guaranteed: 0.90% (of average daily net assets) annually. Current: 0.50% for Policy Years 1-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page  of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page 31 below.

Change of Insured Rider*	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
*/ Not available for individual Owners.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may

11

pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses1
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating Expenses	%	%

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS, WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

1 Expenses are shown as a percentage of a Fund's average net assets as of December 31, 2013. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

12

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company.  Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

13

The Investment Options and Funds
The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund's prospectus.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary's Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

14

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Closed Divisions.

Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund.

Effective May 1, 2013, the Division investing in the following Fund was closed to new Owners: Invesco VI Global Health Care Fund. Owners with amounts invested in this Fund as of May 1, 2013, may continue to allocate premium payments and Transfer amounts into and out of this Division.

Effective May 1, 2014, the Divisions investing in the following Funds were closed to new Owners: Columbia VP Small Cap Value Fund and Putnam VT Global Health Care Fund. Owners with amounts invested in these Funds as of May 1, 2014, may continue to allocate premium payments and Transfer amounts into and out of these Divisions.

Fund Investment Objectives. The investment objectives of the Funds are briefly described below:

Alger Portfolios (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) The Fund seeks long-term capitalization.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century Investments VP Value Fund (Class I Shares) The Fund seeks long-term capital growth. Income is a secondary objective.

American Century Investments VP VistaSM Fund (Class I Shares) The Fund seeks long-term capital growth.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide growth of capital.

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS International Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS New World Fund (Class 2 Shares) The Fund’s investment objective is long-term capital appreciation.
Columbia Variable Portfolio (advised by Columbia Management Advisers, LLC)

Small Cap Value Fund (Class 1 Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2014, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Fund The Fund’s investment objective is long-term growth of capital.

15

Davis Value Fund The Fund’s investment objective is long-term growth of capital.

Delaware VIP Trust (advised by Delaware Management Company)

Delaware VIP Small Cap Value Series (Service Shares) The Fund seeks capital appreciation.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation of New York, New York)

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth. Newton Capital Management Limited is the sub-adviser to this Fund.

DWS (advised by Deutsche Investment Management Americas Inc.)

DWS Variable Series II: DWS Alternative Asset Allocation VIP (Class A Shares) The Fund seeks capital appreciation. RREEF America L.L.C. is the subadviser for the Fund.

DWS Variable Series II: DWS Core Equity VIP (Class A Shares) The Fund seeks long-term growth of capital, current income and growth of income.

DWS Variable Series II: DWS Small Mid Cap VIP (Class A Shares) The Fund seeks long-term capital appreciation. Dreman Value Management L.L.C. is the subadviser for the Fund.

DWS Variable Series I: DWS Global Small Cap VIP (Class A Shares) (formerly known as DWS Global Small Cap Growth VIP) The Fund seeks above-average capital appreciation over the long term.

DWS Variable Series II: DWS High Income VIP (Class A Shares) The Fund seeks to provide a high level of current income.

DWS Investments VIT Funds: DWS Small Cap Index VIP (Class A Shares) The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies. Northern Trust Investments, N.A. is the sub-adviser for the Fund.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) The Fund seeks long-term capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) The Fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Goldman Sachs Variable Investment Trust (advised by Goldman Sachs Asset Management)

Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) The Fund seeks long-term capital appreciation.

Great-West Funds, Inc. (advised by Great-West Capital Management, LLC, a wholly owned subsidiary of Great-West)

Great-West Ariel Mid Cap Value Fund The Fund seeks long-term capital appreciation.

16

Great-West Bond Index Fund The Fund seeks results that track the total return of the fixed income securities that comprise the Barclays Capital Aggregate Bond Index.

Great-West Federated Bond Fund The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Great-West International Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.

Great-West Loomis Sayles Bond Fund The Fund seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West Loomis Sayles Small Cap Value Fund The Fund seeks long-term capital growth. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West MFS International Value Fund The Fund seeks long-term capital growth. Massachusetts Financial Service Company is the sub-adviser to this Fund.

Great-West Money Market Fund The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Great-West Multi-Manager Large Cap Growth Fund The Fund seeks long-term growth of capital. Pioneer Investment Management, Inc. and J.P. Morgan Investment Management, Inc. are the sub-advisers to the Fund.

Great-West Real Estate Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.

Great-West S&P MidCap 400® Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.

Great-West Short Duration Bond Fund The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West T. Rowe Price Equity Income Fund The Fund seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West T. Rowe Price Mid Cap Growth Fund The Fund seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West Templeton Global Bond Fund The Fund seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. is the sub-advisor to this Fund.

Great-West U.S. Government Mortgage Securities Fund The Fund seeks the highest level of return consistent

17

with preservation of capital and substantial credit protection.

Great-West Profile I Funds

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

Great-West Aggressive Profile I Fund seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments.

Great-West Moderately Aggressive Profile I Fund seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments and, to a lesser degree, fixed income securities.

Great-West Moderate Profile I Fund seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, with a relatively equal emphasis on equity and fixed income investments.

Great-West Moderately Conservative Profile I Fund seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Great-West Conservative Profile I Fund seeks capital preservation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments.

Great-West Lifetime Funds

Great-West Lifetime 2015 Fund II -Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2025 Fund II - Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2035 Fund II - Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2045 Fund II - Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2055 Fund II - Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the investment objective is to seek income and, secondarily, capital growth.

Invesco Variable Insurance Funds (advised by Invesco Advisors, Inc.)

Invesco V.I. Global Real Estate Fund (Series I Shares) The Fund’s investment objective is total return through growth of capital and current income. Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.

18

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund's objective is long-term growth of capital.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) The Fund seeks long-term growth of capital consistent with preservation of capital and balanced by current income.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) The Fund seeks to obtain maximum total return consistent with the preservation of capital.

Janus Aspen Forty Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Global Technology Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Overseas Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) The Fund seeks growth of capital.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) The Fund seeks long-term growth of capital.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Administrative Shares) The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Putnam Variable Trust (advised by Putnam Investment Management, LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income.

Putnam VT Global Health Care Fund (Class IA Shares) The Fund seeks capital appreciation. Effective May 1, 2014, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of this Divisions.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Putnam VT International Growth Fund Class (IA Shares) The Fund seeks long-term capital appreciation.

Putnam VT Multi-Cap Value Fund (Class IA Shares) (formerly known as Putnam VT MidCap Value Fund) The Fund seeks capital appreciation and, as a secondary objective, current income.

Royce Capital Fund (advised by Royce & Associates, LLC)

19

Royce Micro-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.

Royce Small-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.

T. Rowe Price Variable Insurance Portfolio (advised by T. Rowe Price Associates, Inc.)
T. Rowe Price Health Sciences Portfolio - Class II Shares The Fund seeks long-term capital appreciation.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

Van Eck VIP Global Hard Assets (Initial Class Shares) The Fund seeks long term capital appreciation by primarily investing in hard asset securities. Income is a secondary consideration.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

20

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that amounts you allocated to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.
Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.
Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under

21

the Policy may cause a lapse of the Policy.

6.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.
In an employer-financed insurance purchase arrangement, the procedures described below on pages 26-27, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described on page 26 or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 2.5% of Premium up to target and 1.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

22

Policy Year	Percentage of Account Value Returned
Year 1	7%
Year 2	6%
Year 3	5%
Year 4	4%
Year 5	3%
Year 6	2%
Year 7	1%
Year 8	0%

As described under the heading "Term Life Insurance Rider" on page 31, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.50% for Policy Years 1 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense charge that has accrued.

Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3), (4) and (5) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;

(2)	is the service charge;

(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy;

(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
(5) is the accrued mortality and expense charge.

23

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less

•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, investment earnings, persistency, capital and reserve requirements, interest rates and expenses (including taxes), but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("2001 CSO"). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally

24

from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See "Payments We Receive" on page 14.

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;

•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);

•	exercise all other rights in the Policy;

•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and

•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page 34.

You may change your allocation percentages at any time by Request.

25

Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division. In addition, we do not intend to enforce the restriction on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” on pages 26-7.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Money Market Fund Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner's trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•
Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;

•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or

•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

26

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.
You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

27

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. A Division closing may affect dollar cost averaging and the rebalancer option. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our General Account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

The Series Account. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 22 of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;

•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or

•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense

28

charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus

•	that portion of net Premium received and allocated to the Fixed Account, less

•	the service charges due on the Policy Date, less

•	the monthly risk charge due on the Policy Date, less

•	the monthly mortality and expense risk charge due on the Policy Date, less

•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus

•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus

•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus

•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less

•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less

•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less

•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less

•	that portion of fees due in connection with a partial withdrawal charged to the Division, less

•	the pro-rata portion of the mortality and expense risk charge accrued and charged to the Division, less

•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less

•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less

•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less

29

•
if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:

(1) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus

•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.

The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.

The Fixed Account Value is:

•	Premiums, less Expense Charges, allocated to the Fixed Account; plus

•	Sub-Account Value transferred to the Fixed Account; plus

•	Interest credited to the Fixed Account; minus

•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus

•	The portion of any accrued policy fees and charges allocated to the Fixed Account; minus

•	Loans from the Fixed Account; minus

•	Transfers from the Fixed Account, including any applicable transfer charges.

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

30

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121" on page 42.

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables beginning on page 10.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the

31

beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or

•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;

•	the expiration of the grace period of the Policy; or

•	the death of the Insured.

Change of Insured Rider (Not available to individual Owners). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured's age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured's age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your

32

statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

33

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Great-West Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Great-West Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may change your Division allocations and your allocation percentages, however, depending on whether your state permits the immediate investment of your premium, changes made during the free look period may not take effect until after the free look period has expired.

Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net Premium payments to the Great-West Money Market Fund Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

34

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - - Expense Charge Applied to Premium," on page 22.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:

•	the amount of the selected death benefit option, less

•	the value of any Policy Debt on the date of the Insured's death, less

•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See "Federal Income Tax Considerations - Tax Status of the Policy," on page 39. Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is –

•	the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,

•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death less any partial withdrawals; or, if greater,

•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.

35

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•
If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this prospectus.

Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork

36

necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.
If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page 40 of this prospectus.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions and the Fixed Account in proportion to the amounts in the Divisions and the Fixed Account bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page 40 of this prospectus.

Loans

Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 1-888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

37

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;

•	you submit satisfactory Evidence of Insurability to us;

•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;

•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and

•
you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

38

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus

•	net Premiums attributable to Premiums paid to reinstate the Policy; less

•	the monthly expense charge; less

•	the monthly cost of insurance charge applicable on the date of reinstatement; less

•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

•	the SEC, by order, permits postponement for the protection of Owners; or

•
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

39

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;

•	a change in the death benefit option;

•	a Policy loan;

•	a partial surrender;

•	a complete surrender;

•	a change in the ownership of a Policy;

•	a change of the named Insured; or

•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

40

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" to the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•
First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

•
Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	is made when the taxpayer is age 59½ or older;

2.	is attributable to the taxpayer becoming disabled; or

3.
is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary's life (or life expectancies).

41

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a "paid-up" life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.
Beginning in 2014, we may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act ("FATCA") on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner's ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

42

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal advisor.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.

Investment Income Surtax. In taxable years beginning in 2013, taxable distributions from life insurance policies are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please consult the impact of the Investment Income Surtax on you with a competent tax advisor.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations.  Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate

43

income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy's tax status.

•	We believe the Policy will be treated as a life insurance contract under federal tax laws.

•	Death benefits generally are not subject to federal income tax.

•	Investment gains are normally not taxed unless distributed to you before the Insured dies.

•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.

•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Beverly A. Byrne, Senior Vice President, Legal and Chief Compliance Officer of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Carlton Fields Jorden Burt, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 East, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.

44

Financial Statements

Great-West's consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

1

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less

(b)	outstanding Policy loans and accrued loan interest, if any; less

(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as "investment divisions" or "sub-accounts" in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The

Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” on page 41.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums – Amounts received and allocated to the Sub-Account(s) and the Fixed Account prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner's Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquires about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

Great-West Life & Annuity Insurance Company
A Stock Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
(303) 737-3000

Executive Benefit VUL — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company
in connection with its COLI VUL-2 Series Account

This prospectus describes a flexible premium variable universal life insurance policy (the "Policy") offered by Great-West Life & Annuity Insurance Company ("Great-West," "Company, " "we," “our” or "us"). The Policy offered under this prospectus is no longer issued to new purchasers. The Policy offered under this prospectus has not been offered for sale since April 30, 2011; however, you may make additional Premium payments as permitted under your Policy.
The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a "life insurance contract" for federal income tax purposes.
The Policy allows "you," the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

•	choose the amount and timing of Premium payments, within certain limits;

•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and

•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference. The Policy that we are currently issuing, Executive Benefit VUL II, is offered under a separate prospectus.

The Policy and Fixed Account endorsement (and optional Term Life Insurance Rider) that we issued until April 30, 2011 became available on January 1, 2009. The Policy and optional Term Life Insurance Rider described in this prospectus are based on state-required 2001 CSO mortality tables, as defined below. Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables. Many of the Pre-2009 Policies and optional Riders still remain outstanding. The Pre-2009 Policy differs somewhat from the Policy that we issued until April 30, 2011, and certain of the information in this prospectus, therefore, does not apply to those Pre-2009 Policies. Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and Pre-2009 optional Rider. Therefore, if you own a Pre-2009 Policy (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy that we issued until April 30, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2014

1

Table of Content

Summary of the Policy and its Benefits.	5
Policy Risks	7
Fund Risks	8
Fee Tables	9
Transaction Fees	9
Periodic Charges Other Than Fund Operating Expenses	10
Supplemental Benefit Charges	11
Total Annual Fund Operating Expenses	11
Description of Depositor, Registrant, and Funds	12
Great-West Life & Annuity Insurance Company	12
The Series Account	12
The Investment Options and Funds	12
Payments We Receive	13
Payments We Make	13
Fund Investment Objectives	14
Fixed Account	19
Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues	20
Charges and Deductions	21
Expense Charge Applied to Premium	21
Mortality and Expense Risk Charge	22
Monthly Deduction	22
Monthly Risk Rates	22
Service Charge	23
Transfer Fee	23
Partial Withdrawal Fee	23
Surrender Charges	23
Change of Death Benefit Option Fee	23
Fund Expenses	23
General Description of Policy	23
Policy Rights	24
Owner	24
Beneficiary	24
Policy Limitations	24
Allocation of Net Premiums	24
Transfers Among Divisions	24
Fixed Account Transfers	25
Market Timing & Excessive Trading	25
Exchange of Policy	26
Age Requirements	26
Policy or Registrant Changes	26
Addition, Deletion or Substitution of Investment Options	26
Entire Contract	27
Alteration	27

2

Table of Content

Modification	27
Assignments	27
Notice and Elections	27
Account Value	27
Net Investment Factor	28
Splitting Units	29
Other Provisions and Benefits	29
Misstatement of Age or Sex (Non-Unisex Policy)	29
Suicide	29
Incontestability	29
Paid-Up Life Insurance	30
Supplemental Benefits	30
Term Life Insurance Rider	30
Change of Insured Rider	31
Report to Owner	31
Dollar Cost Averaging	31
Rebalancer Option	31
Non-Participating	32
Premiums	32
Policy Application, Issuance and Initial Premium	32
Free Look Period	32
Premium	33
Net Premiums	33
Planned Periodic Premiums	33
Death Benefits	33
Death Benefit	33
Changes in Death Benefit Option	34
Changes in Total Face Amount	34
Surrenders and Withdrawals	35
Surrenders	35
Partial Withdrawal	35
Loans	36
Policy Loans	36
Lapse and Reinstatement	36
Lapse and Continuation of Coverage	36
Grace Period	36
Termination of Policy	37
Reinstatement	37
Deferral of Payment	37
Federal Income Tax Considerations	37
Tax Status of the Policy	38
Diversification of Investments	38
Policy Owner Control	38

3

Table of Content

Tax Treatment of Policy Benefits	38
Life Insurance Death Benefit Proceeds	38
Tax Deferred Accumulation	38
Surrenders	39
Modified Endowment Contracts	39
Distributions	39
Distributions Under a Policy that is Not a Modified Endowment Contract	39
Distributions Under Modified Endowment Contracts	39
Multiple Policies	40
Treatment When Insured Reaches Attained Age 121	40
Federal Income Tax Withholding	40
Actions to Ensure Compliance with the Tax Law	40
Trade or Business Entity Owns or is Directly or Indirectly a Beneficiary of the Policy	40
Employer Owned Life Insurance	41
Our Taxes	41
Corporate Tax Shelter Requirements	42
Legal Proceedings	42
Legal Matters	42
Abandoned Property Requirements	42
Financial Statements	43
Appendix A - Glossary of Terms	A-1
Appendix B - Information About How A Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We Issued until April 30, 201144
B-1

4

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1. Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2. The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

3. Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4. Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%, the minimum interest rate provide in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.

5. Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (in some states, up to 30 days for replacement policies), and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any expense charges deducted. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Money Market Division.

6. Investment Options and Funds. You may allocate your net Premium payments among the available investment divisions ("Divisions") or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7. Death Benefit. You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or

2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

5

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8. Account Value. Your Account Value will reflect –

1.	the Premiums you pay;

2.	the investment performance of the Divisions you select;

3.	the value of the Fixed Account.

4.	any Policy loans or partial withdrawals;

5.	your Loan Account balance; and

6.	the charges we deduct under the Policy.

9. Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a "modified endowment contract" (“MEC”) for federal income tax purposes and you have had positive net investment performance.

There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail on .

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10. Supplemental Benefits. The following optional riders are available –

1.	term life insurance; and

2.	change of Insured (not available to individual Owners).

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase "paid-up" insurance. "Paid-up" insurance is a policy where all premiums have been paid and there are no additional premiums due. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

6

14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15. Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.

17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.

18. State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that is applicable to your state.

Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2. Not Suitable as Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Contract Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

7

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. Certain limitations apply to Transfers into and out of the Fixed Account. See "Fixed Account Transfers" on page 28.

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 ½.

9. General Account Risk. Great-West's general obligations and any guaranteed benefits under the Policy are supported by our General Account (and not by the Series Account) and are subject to Great-West's claims-paying ability. An Owner should look to the financial strength of Great-West for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Policy or obligation. General Account assets are also available to Great-West's general creditors and the conduct of our routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about Great-West's financial strength, you may review our financial statements and/or check our current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

8

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund's prospectus.

9

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

10

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 9.0% of Premium up to target and 6.5% of Premium in excess of target
Sales Load**	Upon each Premium payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

* The Expense Charge consists of the Sales Load plus the Premium Tax.
** The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

11

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Charge	Monthly	Guaranteed: 0.90% (of average daily net assets) annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page 24 of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page 32 below.

Change of Insured Rider*	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
*/ Not available to individual Owners.

12

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses1
(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	.29%	2.13%

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

1 Expenses are shown as a percentage of a Fund's average net assets as of December 31, 2013. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company.  Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The

13

income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds
The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund's prospectus.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is

14

typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary's Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Closed Divisions. Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International Fund (Class I Shares), American Century VP Income & Growth Fund (Class I Shares), AIM V.I. Core Stock Fund (now known as the Invesco V.I. Core Equity Fund) (Class I Shares) and Neuberger Berman AMT Guardian Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Technology Fund (Series I Shares), Federated American Leaders Fund II (Primary Shares) (now known as Federated Clover Value Fund II (Primary Shares)), Federated International Equity Fund II, Fidelity VIP Growth Portfolio (Service Class 2 Shares); Janus Aspen Worldwide Growth Portfolio (Institutional Shares), Maxim Small-Cap Growth Portfolio (formerly the Maxim Trusco Small-Cap Growth Portfolio, which was formerly the Maxim MFS® Small-Cap Growth Portfolio), Neuberger Berman AMT Mid-Cap Growth Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Division investing in the following Fund was closed to all Owners: AIM V.I. Financial Services Fund (Series I Shares). Premium payments and Transfers are not permitted into this Division.

Effective May 1, 2006, the Division investing in Maxim Ariel Mid-Cap Value Portfolio was closed to new Owners. However, Owners with amounts invested in this Fund as of May 1, 2006, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Effective February 23, 2007, the Division investing in Dreyfus IP Emerging Leaders Portfolio (Initial Shares) was closed to all Owners and no Premium payments or Transfers are permitted into this Division.

15

Effective May 1, 2007, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Global Health Care (Series I Shares), American Century VP Ultra (Class I Shares) and Dreyfus VIF Appreciation Portfolio (Initial Shares). However, Owners with amounts transferred in the aforementioned Divisions as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2008, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP Technology Growth (Initial Shares), Federated High Income Bond Fund II (Primary Shares), Neuberger Berman AMT Small Cap Growth (S Shares) (formerly Neuberger Berman AMT Fasciano (S Shares)). However, Owners with amounts transferred in the aforementioned Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2009, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP MidCap Stock (Initial Shares); Fidelity VIP Investment Grade Bond (Service Class 2 Shares); and Neuberger Berman AMT Partners (I Shares).

Effective May 1, 2009, each of the following three Putnam Funds (IB Shares) are replaced with IA Shares: Putnam VT High Yield Fund; Putnam VT International New Opportunities Fund; and Putnam VT MidCap Value Fund.

Effective April 30, 2010, the Division investing in the Federated Kaufmann Fund is closed to new Owners, however, Owners with amounts transferred in to aforementioned Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of such Division.

Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund.

Effective May 1, 2013, the Division investing in the following Fund was closed to new Owners: Invesco VI Global Health Care Fund. Owners with amounts invested in this Fund as of May 1, 2013, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Effective May 1, 2014, the Divisions investing in the following Funds were closed to new owners: Columbia VP Small Cap Value Fund and Putnam VT Global Health Care Fund. Owners with amounts invested in these Funds as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of these Divisions.

Fund Investment Objectives. The investment objectives of the Funds are briefly described below:

Alger Portfolios (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) The Fund seeks long-term capitalization.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century Investments VP Income & Growth Fund (Class I Shares) The Fund seeks capital growth. Income is a secondary objective. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP International Fund (Class I Shares) The Fund seeks capital growth. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP Ultra® Fund (Class I Shares) The Fund seeks long-term capital growth. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

16

American Century Investments VP Value Fund (Class I Shares) The Fund seeks long-term capital growth. Income is a secondary objective.

American Century Investments VP VistaSM Fund (Class I Shares) The Fund seeks long-term capital growth.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide growth of capital.

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS International Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS New World Fund (Class 2 Shares) The Fund’s investment objective is long-term capital appreciation.
Columbia Variable Portfolio (advised by Columbia Management Advisers, LLC)

Small Cap Value (Class 1 Shares) The Fund seeks long-term capital appreciation. Effective May 1, 2014, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Fund The Fund’s investment objective is long-term growth of capital.

Davis Value Fund The Fund’s investment objective is long-term growth of capital.

Delaware VIP Trust (advised by Delaware Management Company)

Delaware VIP Small Cap Value Series (Service Shares) The Fund seeks capital appreciation.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index.

Dreyfus Investment Portfolios (advised by The Dreyfus Corporation of New York, New York)

Dreyfus IP MidCap Stock Portfolio (Initial Shares) The Fund seeks investment returns that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate as represented by the Standard & Poor’s MidCap 400® Index. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus IP Technology Growth Portfolio (Initial Shares) The Fund seeks capital appreciation. The Fund may also sell stocks when the managers’ evaluation of a sector has changed. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

17

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation of New York, New York)

Dreyfus VIF Appreciation Portfolio (Initial Shares) The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. Fayez Sarofim & Co. is the sub-adviser to this Fund. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth. Newton Capital Management Limited is the sub-adviser to this Fund.

DWS (advised by Deutsche Investment Management Americas Inc.)

DWS Variable Series II: DWS Alternative Asset Allocation VIP (Class A Shares) The Fund seeks capital appreciation. RREEF America L.L.C. is the subadviser for the Fund.

DWS Variable Series II: DWS Small Mid Cap Value VIP (Class A Shares) The Fund seeks long-term capital appreciation. Dreman Value Management L.L.C. is the subadviser for the Fund.

DWS Variable Series II: DWS Core Equity VIP (Class A Shares) The Fund seeks long-term growth of capital, current income and growth of income.

DWS Variable Series I: DWS Global Small Cap VIP (Class A Shares) (formerly known as DWS Global Small Cap Growth VIP) The Fund seeks above-average capital appreciation over the long term.

DWS Variable Series II: DWS High Income VIP (Class A Shares) The Fund seeks to provide a high level of current income.

DWS Variable Series II: DWS Large Cap Value VIP (Class A Shares)) The Fund seeks to achieve a high rate of total return. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS Investments VIT Funds: DWS Small Cap Index VIP (Class A Shares) The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies. Northern Trust Investments, N.A. is the sub-adviser for the Portfolio.

Federated Insurance Series

Federated High Income Bond Fund II (Primary Shares) The Fund seeks high current income. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Advised by Federated Investment Management Company.

Federated Kaufmann Fund II (Primary Shares) The Fund seeks capital appreciation. Effective April 30, 2009, the Division investing this Fund was closed to new Owners; however, Owners with amounts in the Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Advised by Federated Equity Management Company of Pennsylvania.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) The Fund seeks long-term capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Fidelity VIP Growth Portfolio (Service Class 2 Shares) The Fund seeks to achieve capital appreciation. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts

18

invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the Fund. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) The Fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Goldman Sachs Variable Investment Trust (advised by Goldman Sachs Asset Management)

Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) The Fund seeks long-term capital appreciation.

Great-West Funds, Inc. (advised by Great-West Capital Management, LLC, a wholly owned subsidiary of Great-West)

Great-West Ariel Mid Cap Value Fund (Initial Class) The Fund seeks long-term capital appreciation.

Great-West Bond Index Fund (Initial Class) The Fund seeks results that track the total return of the fixed income securities that comprise the Barclays Capital U.S. Aggregate Bond Index.
Great-West Federated Bond Fund (Initial Class) The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Great-West International Index Fund (Initial Class) The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.
Great-West Loomis Sayles Bond Fund (Initial Class) The Fund seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West Loomis Sayles Small Cap Value Fund (Initial Class) The Fund seeks long-term capital growth. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West MFS International Value Fund (Initial Class) The Fund seeks long-term capital growth. Massachusetts Financial Service Company is the sub-adviser to this Fund. Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund.

Great-West Money Market Fund The Fund seeks as high a level of current income as is consistent with the

19

preservation of capital and liquidity.
Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Great-West Multi-Manager Large Cap Growth Fund (Initial Class) The Fund seeks long-term growth of capital. Pioneer Investment Management, Inc. and J.P. Morgan Investment Management Inc. are the sub-advisers to this Fund.

Great-West Real Estate Index Fund (Initial Class) The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.

Great-West S&P MidCap 400® Index Fund (Initial Class) The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.

Great-West Short Duration Bond Fund (Initial Class) The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West Small Cap Growth Fund (Initial Class)The Fund seeks long-term capital growth. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Silvant Capital Management, LLC is the sub-adviser for this Fund.

Great-West T. Rowe Price Equity Income Fund (Initial Class) The Fund seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West T. Rowe Price Mid Cap Growth Fund (Initial Class) The Fund seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West Templeton Global Bond Fund (Initial Class) The Fund seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. is the sub-adviser to this Fund.

Great-West U.S. Government Mortgage Securities Fund (Initial Class) The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile I Funds

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.
Great-West Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments.

Great-West Moderately Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments and, to a lesser degree, fixed income securities.

Great-West Moderate Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, with a relatively equal emphasis on equity and fixed income investments.

Great-West Moderately Conservative Profile I Fund (Initial Class) seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds,

20

that emphasize fixed income investments, and, to a lesser degree, equity investments.

Great-West Conservative Profile I Fund (Initial Class) seeks capital preservation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments.

Great-West Lifetime Funds

Great-West Lifetime 2015 Fund II ( Class T) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2025 Fund II (Class T) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2035 Fund II (Class T) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2045 Fund II (Class T) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2055 Fund II (Class T) The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the investment objective is to seek income and, secondarily, capital growth.

Invesco Variable Insurance Funds (advised by Invesco Advisers, Inc.)

Invesco V.I. Core Equity Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. Effective April 1, 2004, the AIM V.I. Core Stock Fund was closed to new Owners; Owners with amounts invested in this Division as of April 1, 2004, were permitted to continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective May 1, 2006, the AIM V.I. Core Stock Fund merged into the AIM V.I. Core Equity Fund. Following the transaction, this Division investing in the AIM V.I. Core Equity Fund continues to be closed to new Owners; however, Owners with amounts invested in this Division may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Invesco V.I. Diversified Dividend Fund (Series I Shares) The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital. Effective May 1, 2005, the Division investing in this Fund was closed to all Owners and no Premium payments or Transfers are permitted into the Division.

Invesco V.I. Global Health Care Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Divisions.

Invesco V.I. Global Real Estate Fund (Series I Shares) The Fund’s investment objective is total return through growth of capital and current income. Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund's objective is long-term growth of capital.

21

Invesco V.I. Technology Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) The Fund seeks long-term growth of capital consistent with preservation of capital and balanced by current income.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) The Fund seeks to obtain maximum total return, consistent with the preservation of capital.

Janus Aspen Forty Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Global Technology Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Overseas Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Global Research Portfolio (Institutional Shares) The Fund seeks long-term growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Guardian Portfolio (Class I Shares) The Fund seeks long-term growth of capital; current income is a secondary goal. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid-Cap Growth Portfolio (Class I Shares) The Fund seeks growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Large Cap Value Portfolio (Class I Shares) The Fund seeks growth of capital. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) The Fund seeks growth of capital.

Neuberger Berman AMT Small Cap Growth Portfolio (Class S Shares) The Fund seeks long-term capital growth. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) The Fund seeks long-term growth of capital by investing in securities of companies that meet the Fund’s financial criteria and social policy.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

22

PIMCO VIT Low Duration Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Administrative Shares) The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Putnam Variable Trust (advised by Putnam Investment Management, LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income.

Putnam VT Global Health Care Fund (Class IA Shares) The Fund seeks capital appreciation. Effective May 1, 2014, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2014, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Putnam VT International Growth Fund Class (IA Shares) The Fund seeks long-term capital appreciation.

Putnam VT Multi-Cap Value Fund (Class IA Shares) (formerly known as Putnam VT MidCap Value Fund ) The Fund seeks capital appreciation and, as a secondary objective, current income.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.

Royce Small-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.

T. Rowe Price Variable Insurance Portfolio (advised by T. Rowe Price Associates, Inc.)
T. Rowe Price Health Sciences Portfolio - Class II Shares The Fund seeks long-term capital appreciation.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

Van Eck VIP Emerging Markets Fund (Initial Class Shares) The Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Van Eck VIP Global Hard Assets Fund (Initial Class Shares) The Fund seeks long term capital appreciation by primarily investing in hard asset securities. Income is a secondary consideration.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other

23

Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that the amounts you allocate to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

24

Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues

In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.
Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.
Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

6.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.
An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.
In an employer-financed insurance purchase arrangement, the procedures described below on page , which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described on page 28 or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

25

Charges and Deductions

The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state's Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with section 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first seven Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	6%
Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%

As described under the heading "Term Life Insurance Rider" on page 33, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to

26

the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense charge that has accrued.

Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3), (4) and (5) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;

(2)	is the service charge;

(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and

(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
(5) is the accrued mortality and expense charge.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less

•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured's sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk

27

rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner's Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table ("2001 CSO"). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all

28

partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund's net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund's assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See "Payments We Receive" on page 12.

29

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;

•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);

•	exercise all other rights in the Policy;

•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and

•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page 35.

You may change your allocation percentages at any time by Request.

Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division's value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from

30

the Great-West Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner's trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•
Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;

•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or

•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.
The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.
Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

31

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.
You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured's Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. A Division closing may affect dollar cost averaging and the rebalancer option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in "Charges and Deductions" beginning on page 23 of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our General Account. In the event of any substitution or other act described i

32

n this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;

•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or

•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

33

The Account Value on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus

•	that portion of net Premium received and allocated to the Fixed Account, less

•	the service charges due on the Policy Date, less

•	the monthly risk charge due on the Policy Date, less

•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division's net investment factor, plus

•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus

•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus

•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less

•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less

•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less

•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less

•	that portion of fees due in connection with a partial withdrawal charged to the Division, less

•	the mortality and expense risk charge for each day in the Valuation Period, less

•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less

•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less

•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less

•
if the first day of a Policy Month occurs during the current Valuation Period, that Division's portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:

(1) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the "ex-dividend" date occurs during the current Valuation Period, plus or minus

•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus

•
a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

34

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.

The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.

The Fixed Account Value is:

•	Premiums, less expense charges, allocated to the Fixed Account; plus

•	Sub-Account Value transferred to the Fixed Account; plus

•	Interest credited to the Fixed Account; minus

•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus

•	The portion of any accrued policy fees and charges allocated to the Fixed Account;

•	Loans from the Fixed Account; minus

•	Transfers from the Fixed Account, including any applicable transfer charges.

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured's age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy's Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective

35

date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase "paid-up" insurance which means all premiums have been paid and there are no additional premiums due. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner's Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see "Federal Income Tax Considerations -- Treatment When Insured Reaches Attained Age 121" on page 43.

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables beginning on page 9.

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured's Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider's death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider's death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy's specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in "Death Benefit" below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or

•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider's death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy's monthly risk charge.

If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

36

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;

•	the expiration of the grace period of the Policy; or

•	the death of the Insured.

Change of Insured Rider (Not available to individual purchasers). This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured's age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured's age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

37

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to "rate" an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the "Policy Date") will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Great-West Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Great-West Money Market Division will be allocated to the Division(s) selected by you. If your

38

Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may change your Division allocations and your allocation percentages, however depending on whether your state permits the immediate investment of your premium, changes made during the free look period may not take effect until after the free look period has expired.

Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net Premium payments to the Great-West Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to "Great-West Life & Annuity Insurance Company" and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy's Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See "Charges and Deductions - - Expense Charge Applied to Premium," on page 23.

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured's death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured's death. The amount payable will be:

•	the amount of the selected death benefit option, less

•	the value of any Policy Debt on the date of the Insured's death, less

•	any accrued and unpaid Policy charges.

39

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured's death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See "Federal Income Tax Considerations - Tax Status of the Policy," on page 41. Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The "Level Death" Option. Under this option, the death benefit is –

•	the Policy's Total Face Amount on the date of the Insured's death less any partial withdrawals; or, if greater,

•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The "Coverage Plus" Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured's death less any partial withdrawals; or, if greater,

•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•
If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence

40

of the Insured's insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month's monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the "Other Provisions and Benefits" section of this prospectus.

Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.
If you withdraw part of the Cash Surrender Value, your Policy's death benefit will be reduced and you may incur taxes and tax penalties.
You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page 41 of this prospectus.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

41

A partial withdrawal may have tax consequences. See "Federal Income Tax Considerations - - Tax Treatment of Policy Benefits," beginning on page 41 of this prospectus.

Loans

Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. Specific loan interest rate information can be obtained by calling 1-888-353-2654. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody's Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody's Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state's Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured's death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy

42

will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured's death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;

•	you submit satisfactory Evidence of Insurability to us;

•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;

•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and

•
you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy's Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus

•	net Premiums attributable to Premiums paid to reinstate the Policy; less

•	the monthly expense charge; less

•	the monthly cost of insurance charge applicable on the date of reinstatement; less

•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;

•	the SEC, by order, permits postponement for the protection of Owners; or

•
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the "IRS") current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

43

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be "adequately diversified" in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;

•	a change in the death benefit option;

44

•	a Policy loan;

•	a partial surrender;

•	a complete surrender;

•	a change in the ownership of a Policy;

•	a change of the named Insured; or

•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the "investment in the contract," which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums ("seven-pay test"). In addition, a Policy may be treated as a MEC if there is a "material change" to the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a "material change," we will retest your Policy for compliance as of the date of the "material change." Failure to comply in either case would result in the Policy's classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the "investment in the contract," and then as a distribution of taxable income to the extent the distribution exceeds the "investment in the contract." An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following

45

tax rules:

•
First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the "investment in the contract" at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.

•
Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	is made when the taxpayer is age 59½ or older;

2.	is attributable to the taxpayer becoming disabled; or

3.
is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary's life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a "paid-up" life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a "life insurance contract" under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.
Beginning in 2014, we may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act ("FATCA") on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a "life insurance contract." We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner's ability to deduct interest on business borrowing unrelated to the Policy can

46

be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value bears to the sum of the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.

47

Investment Income Surtax. In taxable years beginning in 2013, taxable distributions from life insurance policies are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). The IRS has issued regulations that treat taxable distributions from life insurance policies as “Net investment income.” Please consult the impact of the Investment Income Surtax on you with a competent tax advisor.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations.  Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called "deferred acquisition cost" tax ("DAC tax") applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy's tax status.

•	We believe the Policy will be treated as a life insurance contract under federal tax laws.

•	Death benefits generally are not subject to federal income tax.

•	Investment gains are normally not taxed unless distributed to you before the Insured dies.

•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.

•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.
Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Beverly A. Byrne, Senior Vice President, Legal and Chief Compliance Officer of Great-West , has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Carlton Fields Jorden Burt, P.A., 1025 Thomas Jefferson St., N.W., Suite 400 East, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

48

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.

Financial Statements

Great-West's consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

49

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less

(b)	outstanding Policy loans and accrued loan interest, if any; less

(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as "investment divisions" or "sub-accounts" in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts. The Fixed Account is not an available option for Pre-2009 Policies.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

A-1

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” on page 42.

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Pre-2009 Policy – A Policy issued before January 1, 2009. Owners of a Pre-2009 Policy may continue to make additional premium payments. For information about how the Pre-2009 Policy differs from the Policy that we offer until April 30, 2011, please see Appendix B.

Premiums – Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner's Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or

A-2

the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

A-3

Appendix B –

Information About How a Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We Issued until April 30, 2011

Prior to January 1, 2009, we issued and earlier version of this Policy (the “Pre-2009 Policy”). The Pre-2009 Policy is no longer offered for sale. However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable. However, this Appendix B explains the differences between the Pre-2009 Policy from the description in the rest of the prospectus, which describes Policies we issued until April 30, 2011. If you own a Pre-2009 (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy differs from the Policy described in the rest of the prospectus.

1.    Different Cost of Insurance Charge Amounts

Certain information as to how we calculate the cost of insurance changes for the Policy we issued until April 30, 2011 is set forth under “Monthly Risk Rates” on page 25 of the prospectus. That discussion applies to the Pre-2009 policy with one exception. References to the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not apply to the Pre-2009 Policy. Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.

The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below. Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

2.    Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.

Transaction Fees

Cost of Insurance (per $1000 Net Amount at Risk
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.08 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.
Mortality and Expense Risk Fees	Monthly	Guaranteed: 0.90% annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

Supplemental Benefit Charges

The charges for the rider you selected are deducted monthly from your Account Value as part of the Monthly Deduction described on page 24 of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page 32.

Change of Insured Rider*	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)*		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.
*/ Not available to individual Owners.
3.    Paid-Up Life Insurance

For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. This is different from the age disclosed on pages 11, 33 and 43 of the prospectus for the Policy that we issued until April 30, 2011.

4.    Term Life Insurance Rider

For the Pre-2009 Policy, the rider is renewable annually until the Insured’s Attained Age 100. This is different from the age disclosed on page 33 of the prospectus for the Policy that we issued until April 30, 2011. In addition, the cost of insurance charges under the Pre-2009 Policy Term Life Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above. Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

5.    Fixed Account

For the Pre-2009 Policy, the Fixed Account is not an available investment option.

6.	Definition of Account Value

Because the Fixed Account is not an option for Pre-2009 Policies, the term of Account Value is defined as "the sum of the value of your interests in the Divisions and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy."

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquires about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable
Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It contains information in addition to the information in the prospectus for the Policy. The prospectus for the Policy, which we may amend from time to time, contains the basic information you should know before purchasing a Policy. This Statement of Information should be read in conjunction with the prospectus, dated May 1, 2014, which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at www.greatwest.com/executivebenefits.

May 1, 2014

General Information and History of Great-West and the Series Account

Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company.  Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

We established the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Registered Public Accounting Firm

The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The consolidated financial statements and the related financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries included in this Statement of Additional Information included in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial statement schedule have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. ("GWFS Equities"), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering in each of the last three fiscal years.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 25% of Premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West's ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

Great-West Life & Annuity
Insurance Company
(a wholly-owned subsidiary of
GWL&A Financial Inc.)

Consolidated Balance Sheets as of December 31, 2013
and 2012, and Related Consolidated Statements of
Income, Comprehensive Income, Stockholder’s Equity
and Cash Flows for Each of the Three Years in the Period
Ended December 31, 2013 and Report of Independent
Registered Public Accounting Firm

Great-West Life & Annuity Insurance Company

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado
We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the "Company") as of December 31, 2013 and 2012, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2013. Our audits also included the financial statement schedule listed in the Table of Contents. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedule based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
March 7, 2014

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2013 and 2012
(In Thousands, Except Share Amounts)

	December 31,
	2013	2012
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $17,807,359 and $16,756,216)	$18,469,544	$18,188,344
Fixed maturities, held for trading, at fair value (amortized cost $333,892 and $356,012)	336,055	367,600
Mortgage loans on real estate (net of allowances of $2,890 and $2,890	3,134,255	2,881,758
Policy loans	4,185,472	4,260,200
Short-term investments, available-for-sale(amortized cost $294,287 and $266,332)	294,287	266,332
Limited partnership and other corporation interests	79,236	124,814
Other investments	17,574	21,328
Total investments	26,516,423	26,110,376

Other assets:
Cash	7,491	11,387
Reinsurance receivable	588,533	638,797
Deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	343,288	204,461
Investment income due and accrued	270,024	257,028
Collateral under securities lending agreements	18,534	142,022
Due from parent and affiliates	91,057	82,828
Goodwill	105,255	105,255
Other intangible assets	15,155	18,249
Other assets	707,856	609,623
Assets of discontinued operations	29,007	33,053
Separate account assets	26,630,904	24,605,526
Total assets	$55,323,527	$52,818,605

See notes to consolidated financial statements.    (Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2013 and 2012
(In Thousands, Except Share Amounts)

	December 31,
	2013	2012
Liabilities and stockholder's equity
Policy benefit liabilities:
Future policy benefits	$24,609,155	$23,480,618
Policy and contract claims	345,261	321,375
Policyholders' funds	345,689	374,821
Provision for policyholders' dividends	62,797	63,102
Undistributed earnings on participating business	10,776	10,393
Total policy benefit liabilities	25,373,678	24,250,309

General liabilities:
Due to parent and affiliates	541,793	544,447
Commercial paper	98,990	97,987
Payable under securities lending agreements	18,534	142,022
Deferred income tax liabilities, net	106,849	288,995
Other liabilities	648,040	719,969
Liabilities of discontinued operations	29,007	33,053
Separate account liabilities	26,630,904	24,605,526
Total liabilities	53,447,795	50,682,308

Commitments and contingencies

Stockholder's equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value, 50,000,000 shares; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	774,115	771,041
Accumulated other comprehensive income	345,754	635,699
Retained earnings	748,831	722,525
Total stockholder's equity	1,875,732	2,136,297
Total liabilities and stockholder's equity	$55,323,527	$52,818,605

See notes to consolidated financial statements.    (Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Income
Years Ended December 31, 2013, 2012 and 2011
(In Thousands)

	Year ended December 31,
	2013	2012	2011
Revenues
Premium income	$464,093	$422,153	$523,216
Fee income	618,244	535,823	486,795
Other revenue	7,355	—	—
Net investment income	1,091,389	1,191,551	1,158,486
Realized investment gains (losses), net:
Total other-than-temporary losses	(372)	(5,138)	(19,467)
Other-than-temporary (gains) losses transferred to other comprehensive income	(434)	(61)	10,005
Other realized investment gains (losses), net	(13,330)	121,916	33,957
Total realized investment gains (losses), net	(14,136)	116,717	24,495
Total revenues	2,166,945	2,266,244	2,192,992
Benefits and expenses:
Life and other policy benefits	650,584	682,088	645,567
Increase (decrease) in future policy benefits	5,575	(66,697)	18,828
Interest paid or credited to contract holders	505,698	519,499	529,349
Provision for policyholders' share of earnings (losses) on participating business	3,976	(580)	2,884
Dividends to policyholders	66,258	64,000	67,334
Total benefits	1,232,091	1,198,310	1,263,962
General insurance expenses	650,347	596,649	566,693
Amortization of DAC and VOBA	59,645	60,479	28,820
Interest expense	37,329	37,387	37,462
Total benefits and expenses	1,979,412	1,892,825	1,896,937
Income before income taxes	187,533	373,419	296,055
Income tax expense	58,791	135,305	93,818
Net income	$128,742	$238,114	$202,237

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2013, 2012 and 2011
(In Thousands)

	Year ended December 31,
	2013	2012	2011
Net income	$128,742	$238,114	$202,237
Components of other comprehensive income (loss)
Unrealized holding gains (losses) arising on available-for-sale fixed maturity investments	(718,735)	534,028	511,663
Unrealized holding gains (losses) arising on cash flow hedges	3,102	(18,881)	21,014
Reclassification adjustment for (gains) losses realized in net income	(42,982)	(107,713)	(74,165)
Net unrealized gains (losses) related to investments	(758,615)	407,434	458,512
Future policy benefits, DAC and VOBA adjustments	190,995	(83,835)	(100,216)
Employee benefit plan adjustment	121,551	(68,650)	(49,566)
Other, net	312,546	(152,485)	(149,782)
Other comprehensive income (loss) before income taxes	(446,069)	254,949	308,730
Income tax expense (benefit) related to items of other comprehensive income	(156,124)	89,232	108,056
Other comprehensive income (loss) (1)	(289,945)	165,717	200,674
Total comprehensive income (loss)	$(161,203)	$403,831	$402,911

(1) Other comprehensive income (loss) includes the non-credit component of impaired losses on fixed maturities available-for-sale, net of future policy benefits, DAC and VOBA adjustments and income taxes, in the amounts of $18,388, $26,583 and $13,590 for the years ended December 31, 2013, 2012 and 2011, respectively.

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2013, 2012 and 2011
(In Thousands)

	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total
Balances, January 1, 2011	$7,032	$764,644	$269,308	$672,928	$1,713,912
Net Income				202,237	202,237
Other comprehensive income (loss), net of income taxes			200,674		200,674
Dividends				(206,353)	(206,353)
Capital contribution - stock-based compensation		1,786			1,786
Income tax benefit on stock-based compensation		1,817			1,817
Balances, December 31, 2011	7,032	768,247	469,982	668,812	1,914,073
Net income				238,114	238,114
Other comprehensive income (loss), net of income taxes			165,717		165,717
Dividends				(184,401)	(184,401)
Capital contribution - stock-based compensation		2,314			2,314
Income tax benefit on stock-based compensation		480			480
Balances, December 31, 2012	7,032	771,041	635,699	722,525	2,136,297
Net income				128,742	128,742
Other comprehensive income (loss), net of income taxes			(289,945)		(289,945)
Dividends				(102,436)	(102,436)
Capital contribution - stock-based compensation		2,578			2,578
Income tax benefit on stock-based compensation		496			496
Balances, December 31, 2013	$7,032	$774,115	$345,754	$748,831	$1,875,732

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2013, 2012 and 2011
(In Thousands)

	Year ended December 31,
	2013	2012	2011
		(Restated, See Note 2)	(Restated, See Note 2)
Cash flows from operating activities:
Net income	$128,743	$238,114	$202,237
Adjustments to reconcile net income to net cash provided
by operating activities:
Earnings allocated to participating policyholders	(804)	(580)	2,884
Amortization of premiums (accretion of discounts)
on investments, net	(20,751)	(28,495)	(41,220)
Net realized (gains) losses on investments	(38,517)	(126,938)	(62,088)
Net proceeds (purchases) of trading securities	23,677	(220,646)	3,597
Interest credited to contractholders	507,987	515,356	525,347
Depreciation and amortization	81,061	82,595	48,094
Deferral of acquisition costs	(80,486)	(94,826)	(57,108)
Deferred income taxes	(24,087)	45,371	23,617
Amortization of low-income housing partnerships	31,918	39,621	43,070
Other, net	2,432	(2,681)	(4,037)
Changes in assets and liabilities:
Policy benefit liabilities	(49,980)	(192,755)	(148,298)
Reinsurance receivable	12,013	(15,893)	1,131
Accrued interest and other receivables	(12,448)	(8,654)	(8,769)
Other assets	(106,923)	(98,042)	(8,176)
Other liabilities	78,829	(37,444)	45,515
Net cash provided by operating activities	532,663	94,103	565,796

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	4,022,064	4,308,965	2,337,213
Mortgage loans on real estate	289,531	172,950	96,848
Limited partnership interests, other corporation interests
and other investments	22,200	12,530	15,802
Purchases of investments:
Fixed maturities, available-for-sale	(5,012,792)	(5,284,686)	(3,368,821)
Mortgage loans on real estate	(562,940)	(524,396)	(899,234)
Limited partnership interests, other corporation interests
and other investments	(3,706)	(5,577)	(7,874)
Net change in short-term investments	(27,955)	81,058	1,576,779
Net change in repurchase agreements	—	—	(936,762)
Policy loans, net	(4,370)	4,983	(41,408)
Purchases of furniture, equipment and software	(20,618)	(23,525)	(19,990)
Net cash used in investing activities	(1,298,586)	(1,257,698)	(1,247,447)

See notes to consolidated financial statements.    (Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2013, 2012 and 2011
(In Thousands)

	Year ended December 31,
	2013	2012	2011
		(Restated, See Note 2)	(Restated, See Note 2)
Cash flows from financing activities:
Contract deposits	$2,601,820	$2,881,112	$2,544,213
Contract withdrawals	(1,780,048)	(1,636,066)	(1,716,544)
Change in due to/from parent and affiliates	(14,724)	37,598	87,743
Dividends paid	(102,436)	(184,401)	(206,353)
Proceeds from financing element derivatives	51,832	64,354	—
Payments for and interest (paid) received on financing element derivatives, net	(9,756)	4,470	—
Net commercial paper borrowings	1,003	451	5,855
Change in book overdrafts	13,840	(609)	(31,963)
Income tax benefit of stock option exercises	496	480	1,817
Net cash provided by financing activities	762,027	1,167,389	684,768

Net increase (decrease) in cash	(3,896)	3,794	3,117
Cash, beginning of year	11,387	7,593	4,476
Cash, end of year	$7,491	$11,387	$7,593

Supplemental disclosures of cash flow information:
Net cash (paid) received during the year for:
Income taxes	$(10,327)	$53,281	$67,806
Interest	(37,329)	(37,387)	(37,463)

Non-cash investing and financing transactions during the years:
Share-based compensation expense	$(2,578)	$(2,314)	$(1,786)
Fair value of assets acquired in settlement of fixed maturity investments	—	(1,125)	(13,021)
Real estate acquired in satisfaction of debt	—	—	(2,140)
Assets received from limited partnership investment distribution	(5,119)	—	—
Fixed maturity investments, available-for-sale acquired in reinsurance termination (See Note 4)	(44,104)	—	—
Policy loans acquired in reinsurance termination (See Note 4)	(6,468)	—	—
Fixed maturity investments, available-for-sale acquired in mortgage transfer (See Note 4)	(28,959)	—	—

See notes to consolidated financial statements.    (Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of its subsidiaries over which it exercises control. Intercompany transactions and balances have been eliminated in consolidation.

The Company identified an error in its historical accounting for certain cross currency and interest rate swaps accounted for as cash flow hedges, as there was an initial net investment at the inception of the hedges that was deemed an other-than-insignificant financing element at inception and the fair value at inception was not zero or somewhat near zero. Accordingly, the Company determined that it was using an incorrect effectiveness measure, and the swaps did not qualify for hedge accounting. During the fourth quarter of 2013, $21,469 previously presented in accumulated other comprehensive income, has been recorded as an out-of-period adjustment to net investment income. The Company believes the effects of this error are immaterial to prior periods.

Reclassification

Certain amounts reported in the consolidated financial statements and notes to the consolidated financial statements as of and for the years ended December 31, 2012 and 2011 have been reclassified to conform to current period presentation.

Use of Estimates

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments, accounting for derivative financial instruments, valuation of DAC, valuation of unearned revenue liabilities (“URL”), valuation of policy benefit liabilities, valuation of employee benefits plan obligation and the valuation of deferred tax assets or liabilities, net. Actual results could differ from those estimates.

During the year ended December 31, 2012, the Company had an $18,240 decrease in the general mortgage provision allowance as a result of revised assumptions primarily related to the improvement in general economic conditions, the stability of loss levels within the commercial real estate market and the stability of the Company’s own commercial mortgage portfolio.

Summary of Significant Accounting Policies
Investments

Investments are reported as follows:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

1.
The Company classifies the majority of its fixed maturity investments as available-for-sale. Included in fixed maturities are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity. All available-for-sale fixed maturity investments are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”). The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method, realized gains and losses are included in net realized investment gains (losses) and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company purchases fixed maturity securities which are classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

2.
Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, origination fees and mortgage provision allowances. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums, discounts and origination fees are amortized to net investment income using the scientific interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions.  On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•
Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. For loan balances greater than 90 days past due or in the process of foreclosure, all accrual of interest is discontinued. The Company resumes interest accrual on loans when a loan returns to current status. Interest accrual may also resume under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”).  In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.
Limited partnership and other corporation interests are accounted for using either the cost or equity method of accounting. The Company uses the cost method on investments where it has a minor equity interest and no significant influence over the entity’s operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity’s operations. Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These interests are carried at amortized cost as determined using the effective yield method.

In the normal course of its activities, the Company is involved with other entities that are considered variable interest entities (“VIE”). An entity would be determined to be a primary beneficiary, and thus consolidated when the entity has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. When the Company becomes involved with a VIE and when the nature of the Company’s involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

•	The structure and purpose of the entity;

•	The risks and rewards created by and shared through the entity and

•	The entity’s participants’ ability to direct the activities, receive its benefits and absorb its losses.

The Company performs ongoing qualitative analyses of its involvement with VIEs to determine if consolidation is required.

4.
Policy loans are carried at their unpaid balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policy.

5.
Short-term investments include securities purchased with initial maturities of one year or less and are generally carried at fair value which is approximated from amortized cost. The Company classifies its short-term investments as available-for-sale.

6.
The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be invested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

7.
The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•	The length of time for which the estimated fair value has been below cost;

•	Downgrade of a fixed maturity investment by a credit rating agency;

•	Deterioration of the financial condition of the issuer;

•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and

•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income.  The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s consolidated balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•
Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

•
Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

◦
Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance and third party real estate analysis.

◦	U.S. states and their subdivisions - material event notices.

◦	Short-term investments - valued based on amortized cost.

◦	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

◦
Separate account assets and liabilities - exchange rates, various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, currency volatility, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

◦	Common collective trusts - the net asset value based on the underlying trust investments.

•
Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

◦	Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.

◦	Asset-backed securities - internal models utilizing asset-backed securities index spreads.

◦	Separate account assets - single broker quotes which may be in an illiquid market or otherwise deemed unobservable or net asset value per share of the underlying investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The policies and procedures utilized to review, account for and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting and reporting policies and procedures around the securities valuation process.

Internal pricing models may be used to value certain Level 3 securities. These models have been created by the Company based on specific characteristics of the portfolio, such as the high level of illiquidity, the low level of market making and trading activity and the collateralized nature of certain securities. These models are recalibrated monthly by adjusting the inputs based on current public security market conditions and how those conditions apply to the Company’s portfolio. Internal model input assumptions may include: prepayment speeds, constant default rates and the Asset Backed Securities Index (“ABX Index”) spread adjusted by an internally calculated liquidity premium. The primary inputs into the internal pricing models are the constant default rate and the internally adjusted ABX Index spread. Additionally, a monthly comparison of the internally developed model prices to pricing vendor evaluations is performed and analyzed. The Company determined the use of internal models was more accurate for certain securities categorized as Level 3 primarily because the internally adjusted ABX Index spread is a better indication of fair value than spread assumptions used by external pricing models in illiquid markets. The internally adjusted ABX Index spread captures exposure to similar cash flows as the Company’s portfolio in a liquid and actively traded market and includes additional spread assumptions for potential illiquidity of the underlying collateral.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, interest rate swap futures and other forward contracts. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Accounting for the ongoing changes in the fair value of a derivative depends on the intended use of the derivative. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in AOCI and are recognized in the consolidated income statements when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. Changes in the fair value of derivatives not qualifying for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change. Termination of derivative contracts prior to expiration generally result in investment gains and losses. Fluctuations in interest rates, foreign currencies or equity markets may cause the Company to experience volatility in net income.

As part of its hedging strategy, the Company may enter into certain derivative transactions where a cash investment is made by one party. Certain derivative instruments that contain a financing element at inception and where the Company is deemed to be the borrower are included in financing activities in the consolidated statements of cash flows. The cash flows from all other derivative transactions are included in operating activities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed minimum withdrawal benefit liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets and fee revenue based on equity market performance and (d) convert floating rate assets to fixed rate assets for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Collateral agreements are regularly entered into as part of the underlying agreements with counterparties to mitigate counterparty credit risk.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Cash collateral pledged by the Company is included in other assets.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the consolidated statement of cash flows. The book overdrafts, in the amount of $13,840 and zero, are included in other liabilities at December 31, 2013 and 2012, respectively.

Internal use software

Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage, are capitalized and amortized using the straight-line method over the software’s estimated useful life, ranging from five to seven years. Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $50,134 and $48,280, are included in other assets at December 31, 2013 and 2012, respectively. The Company capitalized $14,640, $17,593 and $16,676 of internal use software development costs during the years ended December 31, 2013, 2012 and 2011, respectively.

Deferred acquisition costs and value of business acquired

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives and policy issuance and underwriting expenses related to the production of successfully acquired new business or the acquisition of insurance or annuity contracts. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business.

DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC and VOBA, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Goodwill and other intangible assets

Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition. It is considered an indefinite lived asset and therefore is not amortized. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study commissioned by the Company. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based on the cash flows generated by these assets.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company issues variable annuity contracts and variable universal life contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and therefore are not included in the Company’s consolidated statements of income.

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. (“Great-West Funds”) and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.
Life insurance and annuity future benefits

Life insurance and annuity future benefits with life contingencies in the amounts of $14,296,153 and $13,808,516 at December 31, 2013 and 2012, respectively, are computed on the basis of assumed investment yield, mortality, morbidity and expenses, including a margin for adverse deviation. These future policy benefits are calculated as the present value of future benefits (including dividends) and expenses less the present value of future net premiums. The assumptions used in calculating the future policy benefits generally vary by plan, year of issue and policy duration. Additionally, these future policy benefits are established for claims that have been incurred but not reported based on factors derived from past experience.

Annuity contract benefits without life contingencies in the amounts of $10,263,043 and $9,622,357 at December 31, 2013 and 2012, respectively, are established at the contract holder’s account value, which is equal to cumulative deposits and credited interest, less withdrawals and mortality and expense and/or administrative service charges. The Company’s general account also has some immediate annuities. Future benefits for immediate annuities without life contingent payouts are computed on the basis of assumed investment yield and expenses.

Reinsurance ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance and modified coinsurance contracts. For each of its reinsurance agreements, the

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. Claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities were $6,754,435 and $6,748,375 at December 31, 2013 and 2012, respectively. Participating business composes approximately 9% of the Company’s individual life insurance in-force at December 31, 2013 and 2012, and 32%, 20% and 19% of individual life insurance premium income for the years ended December 31, 2013, 2012 and 2011, respectively. The policyholder’s share of net income on participating policies that cannot be distributed to the Company’s stockholder is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the consolidated balance sheet.

Policy benefit liability - unearned revenue liability

Unearned revenue liability relates to universal life and investment products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized over the life of the contracts in proportion to the emergence of gross profits, similar to DAC. Such amortization is recorded in fee income.

Recognition of premium and fee income and benefits and expenses

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. Premiums and policyholder benefits and expenses are presented net of reinsurance.

Net investment income

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned.

Realized investment gains (losses) and derivative financial instruments

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis. Realized investment gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

Share-based compensation

Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. The Company uses the fair value method to recognize the cost of share-based employee compensation under the Lifeco plan.

The Company maintains a Performance Share Unit Plan (“PSU plan”) for senior executives of the Company. Under the PSU plan, performance share units are granted to certain senior executives of the Company, having a value equal to the participants’ deferred incentive compensation for the period. The Company uses the fair value method to recognize the cost of share-based employee compensation under the PSU plan.

2. Restatement of the December 31, 2012 and 2011 Statements of Cash Flows

The accompanying statements of cash flows for the years ended December 31, 2012 and 2011 have been restated to reflect the following corrections of misstatements identified subsequent to the issuance of the December 31, 2012 audited financial statements:

•
During the fourth quarter of 2013, the Company recorded a cumulative out-of-period adjustment in connection with certain derivative instruments not qualifying for hedge accounting due to ineffectiveness. These derivative instruments were deemed to have a financing element at inception which should be classified as a financing activity instead of an operating activity within the statement of cash flows. As a result, net cash provided by operating activities was overstated by $68,824 and net cash provided by financing activities was understated by the same amount for the year ended December 31, 2012. The Company believes the effects of this error are immaterial to the prior period.

•
The Company purchases interests in limited partnerships in order to obtain low-income housing tax credits. It accounts for the low-income housing partnerships utilizing the effective yield method as prescribed in ASC 323-740 Investments - Equity Method and Joint Ventures - Income Taxes. The Company has previously classified the amortization of low-income housing partnerships under the effective yield method as proceeds from the sales, maturities and redemptions of investments within investing activities. In 2013 it was determined that the amortization of the low-income housing partnerships should have been classified as an adjustment to reconcile net income to net cash provided by operating activities. As a result of this misstatement, net cash provided by operating activities was understated by $39,621 and $43,070 for the years ended December 31, 2012 and 2011, respectively, and the cash provided by investing activities was overstated by the same amounts for the same periods. The Company believes the effects of this error are immaterial to the prior periods.

•
The Company holds certain forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments as the Company does not regularly accept delivery of such securities when issued. In certain limited circumstances, the Company will accept delivery of the securities from one broker and then immediately deliver the securities to another broker. In these limited circumstances, the Company recorded the purchase and sale of the securities as an equal and offsetting purchase and sale of investments in the net cash provided by investing activities. Because the Company did not hold the securities as an investment, the cash flows should be accounted for net within operating activities. As a

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

result of this misstatement, both proceeds from sales, maturities and redemptions of investments and purchases of investments were overstated by $4,123,283 and $3,036,701 for the years ended December 31, 2012 and 2011, respectively. The Company believes the effects of this error are immaterial to the prior periods.

The following table summarizes the effect of the adjustments the Company made to its financial statements:

	As previously reported	Adjustments	As restated
Statements of Cash Flows
2012
Amortization of low-income housing partnerships	$—	$39,621	$39,621
Other liabilities	31,380	(68,824)	(37,444)
Net cash provided by operating activities	123,306	(29,203)	94,103
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	8,432,248	(4,123,283)	4,308,965
Limited partnership interests, other corporation interests and other investments	52,151	(39,621)	12,530
Purchases of investments:
Fixed maturities, available-for-sale	(9,407,969)	4,123,283	(5,284,686)
Net cash used in investing activities	(1,218,077)	(39,621)	(1,257,698)
Proceeds from financial element derivatives	—	64,354	64,354
Payments for and interest (paid) received on financial element derivatives, net	—	4,470	4,470
Net cash provided by financing activities	1,098,565	68,824	1,167,389
2011
Amortization of low-income housing partnerships	-	43,070	43,070
Net cash provided by operating activities	522,726	43,070	565,796
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	5,373,914	(3,036,701)	2,337,213
Limited partnership interests, other corporation interests and other investments	58,872	(43,070)	15,802
Purchases of investments:
Fixed maturities, available-for-sale	(6,405,522)	3,036,701	(3,368,821)
Net cash used in investing activities	(1,204,377)	(43,070)	(1,247,447)

3. Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU No. 2011-11”). ASU No. 2011-11 provides for entities to disclose information about financial instruments and derivative instruments that are either offset in the balance sheet (presented on a net basis), or subject to an enforceable master netting arrangement or similar arrangement. ASU No. 2011-11 was effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The Company adopted the provisions of ASU No. 2011-11 for its fiscal year beginning January 1, 2013. The adoption did not have an impact on the Company’s consolidated financial statements; see additional disclosures required for balance sheet offsetting in Note 7. ASU No. 2011-11 was subsequently amended by ASU No. 2013-01.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

In January 2013, the FASB issued ASU No. 2013-01 Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU No. 2013-01”). ASU No. 2013-01 clarifies that the scope of ASU No. 2011-11 applies to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01 was effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The Company adopted the provisions of ASU No. 2013-01 for its fiscal year beginning January 1, 2013. The adoption did not have an impact on the Company’s consolidated financial statements; see additional disclosures required for balance sheet offsetting in Note 7.

In February 2013, the FASB issued ASU No. 2013-02 Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU No. 2013-02”). ASU No. 2013-02 requires an entity to report the effect of significant reclassifications out of accumulated other comprehensive income for each applicable component of net income on a prospective basis. ASU No. 2013-02 supersedes the presentation requirements for reclassifications out of accumulated other comprehensive income in ASU No. 2011-05 and ASU No. 2011-12. ASU No. 2013-02 was effective for fiscal years and interim periods within those years beginning after December 15, 2012. The Company adopted the provisions of ASU No. 2013-02 for its fiscal year beginning January 1, 2013. The adoption did not have an impact on the Company’s consolidated financial statements; see additional disclosures required for amounts reclassified out of accumulated other comprehensive income in Note 14.

Future adoption of new accounting pronouncements

In January 2014, the FASB issued ASU No. 2014-01 Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects. ASU No. 2014-01 permits reporting entities to make an accounting election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. A reporting entity that uses the effective yield method to account for its investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those pre-existing investments. The Company uses the effective yield method for its investments in qualified affordable housing projects. ASU 2014-01 is effective for public business entities for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014. The Company is currently evaluating the impact of this guidance on its financial statements.

4. Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the consolidated balance sheets are the following related party amounts:

	Year ended December 31,
	2013	2012
Reinsurance receivable	$502,471	$533,446
Future policy benefits (1)	$1,887,182	$2,034,581

(1) Future policy benefits have been restated from $1,990,579 at December 31, 2012. The Company believes the effects of this error are immaterial to the prior period.

Included in the consolidated statements of income are the following related party amounts:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Year ended December 31,
	2013	2012	2011
Premium income, net of related party premiums ceded of $(30,114), $18,112, and $11,559 (1)(4)	$137,785	$85,873	$113,588
Life and other policy benefits, net of reinsurance recoveries of $(536), $12,562 and $468 (2)(5)	216,809	215,880	235,922
Increase (decrease) in future policy benefits (3)	(2,556)	(39,439)	(66,820)

(1) Premium income, net of related party premiums ceded has been restated from $96,439 and $129,072 for the years ended December 31, 2012 and 2011, respectively. The Company believes the effects of this error are immaterial to the prior periods.
(2) Life and other policy benefits, net of reinsurance recoveries have been restated from $99,321 and $106,790 for the years ended December 31, 2012 and 2011, respectively. The Company believes the effects of this error are immaterial to the prior periods.
(3) Increase (decrease) in future policy benefits has been restated from $70,554 for the year ended December 31, 2011. The Company believes the effects of this error are immaterial to the prior period.
(4) Related party premiums ceded have been restated from $6,912 for the year ended December 31, 2011. The Company believes the effects of this error are immaterial to the prior period.
(5) Reinsurance recoveries have been restated from $6,426 for the year ended December 31, 2011. The Company believes the effects of this error are immaterial to the prior period.

The Company provides certain administrative and operational services and investment services for The Great-West Life Assurance Company (“GWL”) and The Canada Life Assurance Company (“CLAC”), wholly-owned subsidiaries of Lifeco. Additionally, the Company receives payroll-related services from GWL. The Company also provides investment services for London Reinsurance Group, an indirect subsidiary of GWL. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year ended December 31,
	2013	2012	2011
Investment management and administrative revenue included in fee income and net investment income	$7,073	$7,770	$7,492
Administrative and underwriting expense reimbursements included as a reduction to general insurance expense	1,971	1,698	3,629
Administrative and underwriting expense included in general insurance expense	(2,556)	(2,610)	—
Total	$6,488	$6,858	$11,121

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2013	2012
GWL&A Financial Inc.	On account	On demand	$23,396	$17,236
Great-West Lifeco U.S. Inc.	On account	On demand	64,786	62,350
Other related party receivables	On account	On demand	2,875	3,242
Total			$91,057	$82,828

The following table summarizes amounts due to parent and affiliates:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

			December 31,
Related party	Indebtedness	Due date	2013	2012
GWL&A Financial Inc. (1)	Surplus note	November 2034	$194,418	$194,390
GWL&A Financial Inc. (2)	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2014	4,701	4,701
London Life Financial Corporation	On account	On demand	1,722	1,735
The Great-West Life Assurance Company	On account	On demand	1,514	2,568
The Canada Life Assurance Company	On account	On demand	6,038	7,653
Total			$541,793	$544,447

(1) A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,418 and 194,390 at December 31, 2013 and 2012, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.
(2) A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate (“LIBOR”). The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,059 for the years ended December 31, 2013 and 2012, and $37,163 for the year ended December 31, 2011. Included in other liabilities on the consolidated balance sheets at December 31, 2013 and 2012 is $4,701 of interest payable attributable to these related party debt obligations.

The Company’s wholly owned subsidiary, Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,173,000 and renews annually until it expires on December 31, 2027. The second letter of credit is for $70,000 and renews annually for an indefinite period of time. At December 31, 2013 and 2012 there were no outstanding amounts related to the letters of credit.

Included within reinsurance receivable in the consolidated balance sheets are $495,140 and $486,514 of funds withheld assets as of December 31, 2013 and 2012, respectively. CLAC pays the Company, on a quarterly basis, interest on the funds withheld balance at a rate of 4.55% per annum. The interest income, in the amount of $20,876, $19,382 and $18,376, is included in net investment income for the years ended December 31, 2013 2012 and 2011, respectively.

A subsidiary of the Company, Great-West Capital Management, LLC, serves as a Registered Investment Advisor to Great-West Funds, Inc., an affiliated open-end management investment company, to several affiliated insurance company separate accounts and to Great-West Trust Company, LLC, an affiliated trust company. Great-West Trust Company, LLC, serves as trustee to several collective investment trusts. Included in fee income on the consolidated

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

statements of income are $107,854, $84,137 and $69,172 of advisory, management and trustee fee income from these affiliated entities for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2013, 2012 and 2011, these purchases totaled $198,107, $131,593 and $112,117, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $333,074 and $289,730 at December 31, 2013 and 2012, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

On January 1, 2013, the Company terminated its reinsurance agreement with its affiliate, CLAC, pursuant to which it had ceded certain participating life business on a coinsurance basis.

Participating policyholders share in the financial results of the participating business in the form of policyholder dividends. The policyholder dividends can be distributed directly to the policyholders in the form of cash or through an increase in benefits such as paid-up additions. The participating policyholder earnings that cannot be distributed to the shareholder are not included in the Company’s condensed consolidated net income and are reflected in liabilities in undistributed earnings on participating business in the Company’s condensed consolidated balance sheets.

The Company recorded, at fair value, the following on January 1, 2013, in its condensed consolidated balance sheet in connection with the termination of the reinsurance agreement:

Assets		Liabilities
Fixed maturities, available-for-sale	$44,104	Undistributed earnings on participating business	$4,781
Policy loans	6,468	Due to parent and affiliates	3,841
Reinsurance receivable	(42,297)
Investment income due and accrued	347
Total	$8,622	Total	$8,622

The Company recorded the following on January 1, 2013, in its condensed consolidated statement of income in connection with the termination of the reinsurance agreement:

Premium income	$42,297
Other revenue	7,355
Total	49,652
Increase (decrease) in future policy benefits	41,297
Dividends to policyholders	1,000
Total	42,297
Participating policyholders' net income before income taxes	7,355
Income tax expense	2,574
Participating policyholders' income	4,781
Provision for policyholders' share of earnings on participating business	4,781
Net income available to shareholder	$—

In 2013, the Company performed its regular review of the investment portfolios. As a result of that review on December 1, 2013, the Company transferred $3,862 of cash and two mortgages with a market value of $28,959 to CLAC in exchange for four fixed maturity investments with a market value of $32,821. As a result of that transaction, the Company recognized realized investment loss of $1,041.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

5. Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the non-credit-related component of OTTI in AOCI:

Fixed maturities:	December 31, 2013
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)

U.S. government direct obligations and U.S. agencies	$3,044,185	$43,827	$23,373	$3,064,639	$—
Obligations of U.S. states and their subdivisions	1,763,797	196,742	16,952	1,943,587	—
Foreign government securities	2,617	—	14	2,603	—
Corporate debt securities (2)	10,454,252	568,261	223,532	10,798,981	(2,553)
Asset-backed securities	1,553,510	131,277	29,150	1,655,637	(98,502)
Residential mortgage-backed securities	244,723	8,335	3,473	249,585	(129)
Commercial mortgage-backed securities	731,688	21,951	11,515	742,124	—
Collateralized debt obligations	12,587	14	213	12,388	—
Total fixed maturities	$17,807,359	$970,407	$308,222	$18,469,544	$(101,184)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.
(2) Includes perpetual debt investments with amortized cost of $172,054 and estimated fair value of $143,644.

Fixed maturities:	December 31, 2012
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)

U.S. government direct obligations and U.S. agencies	$2,735,917	$101,568	$3,411	$2,834,074	$—
Obligations of U.S. states and their subdivisions	1,676,289	342,445	229	2,018,505	—
Corporate debt securities (2)	9,511,411	974,231	111,551	10,374,091	(2,293)
Asset-backed securities	1,795,122	120,471	54,454	1,861,139	(66,293)
Residential mortgage-backed securities	407,715	17,900	30	425,585	(240)
Commercial mortgage-backed securities	616,011	48,247	1,303	662,955	—
Collateralized debt obligations	13,751	14	1,770	11,995	—
Total fixed maturities	$16,756,216	$1,604,876	$172,748	$18,188,344	$(68,826)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.
(2) Includes perpetual debt investments with amortized cost of $226,069 and estimated fair value of $153,100.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

See Note 8 for additional discussion regarding fair value measurements.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2013
	Amortized cost	Estimated fair value
Maturing in one year or less	$602,136	$634,727
Maturing after one year through five years	3,146,981	3,404,667
Maturing after five years through ten years	3,936,775	4,146,699
Maturing after ten years	4,759,492	4,783,596
Mortgage-backed and asset-backed securities	5,361,975	5,499,855
	$17,807,359	$18,469,544

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities classified as available-for-sale:

	Year ended December 31,
	2013	2012	2011
Proceeds from sales (1)	$2,518,568	$2,697,809	$921,888
Gross realized gains from sales	71,758	113,984	104,893
Gross realized losses from sales	27,792	4,371	23,138

(1) Proceeds from sales have been restated from $6,821,062 and $3,958,589 for the years ended December 31, 2012 and 2011, respectively. The Company believes the effects of this error are immaterial to the prior periods.

Included in net investment income are unrealized gains (losses) of ($9,447), ($634) and $12,935 on held-for-trading fixed maturity investments still held at December 31, 2013, 2012 and 2011, respectively.

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component:

	December 31, 2013	December 31, 2012
Principal	$3,124,626	$2,866,411
Unamortized premium (discount) and fees, net	12,519	18,237
Mortgage provision allowance	(2,890)	(2,890)
Total mortgage loans	$3,134,255	$2,881,758

The average recorded investment of impaired mortgage loans was zero, $1,034 and $5,822 for the years ended December 31, 2013, 2012 and 2011, respectively.

The recorded investment of the mortgage loan portfolio categorized as performing was $3,137,145 and $2,884,648 as of December 31, 2013 and 2012, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table summarizes activity in the mortgage provision allowance:

	Year ended December, 31
	2013	2012	2011
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$2,890	$21,130	$16,300
Provision increases	273	1,067	4,830
Charge-off	(273)	(992)	-
Recovery	-	(75)	-
Provision decreases	-	(18,240)	-
Ending balance	$2,890	$2,890	$21,130
Allowance ending balance by basis of impairment method:
Collectively evaluated for impairment	$2,890	$2,890	$21,130
Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$3,137,145	$2,884,648	$2,534,217
Individually evaluated for impairment	13,906	14,970	18,493
Collectively evaluated for impairment	3,123,239	2,869,678	2,515,724

Limited partnership and other corporation interests - At December 31, 2013 and 2012, the Company had $79,236 and $124,814, respectively, invested in limited partnership and other corporation interests. Included in limited partnership interests are investments in low-income housing partnerships that qualify for federal and state tax credits and ownership interests in pooled investment funds.

The Company has determined each investment in low-income housing limited partnerships (“LIHLP”) to be considered a VIE. Although the Company is involved with the VIE, it determined that consolidation was not required because it has no power to direct the activities that most significantly impact the entities’ economic performance.

As a 99% limited partner in various upper-tier LIHLPs, the Company has few or no voting rights, but expects to receive the tax credits allocated to the partnership and operating losses from depreciation and interest expense. The Company is only an equity investor and views the LIHLP as a single investment. The general partner of the LIHLPs is most closely involved in the development and management of the LIHLP project. The general partner has a small ownership of the partnership, which requires a de minimus capital contribution. This equity investment is reduced based on fees paid at inception by the limited partner; therefore, the general partner does not qualify as having an equity investment at risk in the LIHLP project. However, the limited partner does not have the direct or indirect ability through voting rights or similar rights to make decisions about the general partner’s activities that have a significant effect on the success of the partnership.

The carrying value and maximum exposure to loss in relation to the activities of the VIEs was $31,563 and $71,370 at December 31, 2013 and 2012, respectively.

Special deposits and securities lending - The Company had securities on deposit with government authorities as required by certain insurance laws with fair values of $14,072 and $15,791 at December 31, 2013 and 2012, respectively.

The Company participates in a securities lending program whereby securities are loaned to third parties. Securities with a cost or amortized cost of $28,178 and $138,654 and estimated fair values of $27,166 and $138,297 were on loan under the program at December 31, 2013 and 2012, respectively. The Company received restricted cash of $18,534 and $142,022 and securities with a fair value of $9,424 and zero as collateral at December 31, 2013 and 2012, respectively.

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

by class of investment:

Fixed maturities:	December 31, 2013
	Less than twelve months		Twelve months or longer		Total
	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$2,399,373	$23,156	$5,192	$217	$2,404,565	$23,373
Obligations of U.S. states and their subdivisions	214,979	16,713	837	239	215,816	16,952
Foreign government securities	2,603	14	—	—	2,603	14
Corporate debt securities	2,632,093	144,367	511,376	79,165	3,143,469	223,532
Asset-backed securities	305,377	12,763	305,740	16,387	611,117	29,150
Residential mortgage-backed securities	32,131	3,454	1,011	19	33,142	3,473
Commercial mortgage-backed securities	177,395	6,703	48,825	4,812	226,220	11,515
Collateralized debt obligations	—	—	12,356	213	12,356	213
Total fixed maturities	$5,763,951	$207,170	$885,337	$101,052	$6,649,288	$308,222
Total number of securities in an unrealized loss position		458		109		567

Fixed maturities:	December 31, 2012
	Less than twelve months		Twelve months or longer		Total
	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI

U.S. government direct obligations and U.S. agencies	$538,612	$3,270	$7,252	$141	$545,864	$3,411
Obligations of U.S. states and their subdivisions	25,679	229	—	—	25,679	229
Corporate debt securities	527,280	12,287	291,611	99,264	818,891	111,551
Asset-backed securities	30,810	97	647,715	54,357	678,525	54,454
Residential mortgage-backed securities	9,834	8	1,210	22	11,044	30
Commercial mortgage-backed securities	34,727	169	35,960	1,134	70,687	1,303
Collateralized debt obligations	—	—	11,963	1,770	11,963	1,770
Total fixed maturities	$1,166,942	$16,060	$995,711	$156,688	$2,162,653	$172,748
Total number of securities in an unrealized loss position		85		133		218

Fixed maturity investments - Total unrealized losses and OTTI increased by $135,474, or 78%, from December 31, 2012 to December 31, 2013. The increase in unrealized losses was in the less than twelve months category which increased by $191,110 from December 31, 2012 to December 31, 2013.

This increase was across most asset classes and was due to higher interest rates resulting in generally lower valuations of these fixed maturity securities. The number of securities with unrealized losses in the less than twelve months category increased from 85 at December 31, 2012 to 458 at December 31, 2013. The securities continue to be rated investment grade.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Total unrealized losses greater than twelve months decreased by $55,636 from December 31, 2012 to December 31, 2013. Corporate debt securities account for 78%, or $79,165, of the unrealized losses and OTTI greater than twelve months. Non-investment grade corporate securities account for $12,095 of unrealized losses and OTTI greater than twelve months and $10,276 of the losses are on perpetual debt investments issued by banks in the United Kingdom, which have bank ratings of BBB+ or higher. The Company determined the majority of the unrealized losses on perpetual securities were due to widening credit spreads and low London Interbank Offered Rate (“LIBOR”) based coupon rates on the securities, which are not expected to compromise the issuers’ ability to service the investments. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

Asset-backed securities account for 16% of the unrealized losses and OTTI greater than twelve months. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

See Note 8 for additional discussion regarding fair value measurements.

Other-than-temporary impairment recognition - The Company recorded OTTI on fixed maturity investments as follows:

Fixed maturities:	Year ended December 31, 2013
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (1)	Total
	Credit related	Non-credit related	Non-credit related
Asset-backed securities	$3	$—	$—	$3
Residential mortgage-backed securities	170	—	(434)	(264)
Total fixed maturities	$173	$—	$(434)	$(261)

(1) Amounts are recognized in OCI in the period incurred.

Fixed maturities:	Year ended December 31, 2012
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (2)	Total
	Credit related (1)	Non-credit related	Non-credit related
Corporate debt securities	$254	$—	$—	$254
Asset-backed securities	4,429	—	(61)	4,368
Total fixed maturities	$4,683	$—	$(61)	$4,622

(1) All of the $4,429 in credit related OTTI is bifurcated credit loss recognized on two asset-backed fixed maturities.
(2) Amounts are recognized in OCI in the period incurred.

Fixed maturities:	Year ended December 31, 2011
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (2)	Total
	Credit related (1)	Non-credit related	Non-credit related
Corporate debt securities	$501	$—	$—	$501
Asset-backed securities	6,264	—	10,005	16,269
Total fixed maturities	$6,765	$—	$10,005	$16,770

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

(1) All of the $6,264 in credit related OTTI is bifurcated credit loss recognized on one asset-backed fixed maturity.
(2) Amounts are recognized in OCI in the period incurred.

The OTTI on fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year ended December 31,
	2013	2012	2011
Beginning balance	$167,788	$186,999	$181,611
Additions:
Initial impairments - credit loss on securities not previously impaired	—	4,429	6,264
Credit loss recognized on securities previously impaired	173	—	—
Reductions:
Due to sales, maturities, or payoffs during the period	—	(23,640)	(876)
Ending balance	$167,961	$167,788	$186,999

Net Investment Income

The following table summarizes net investment income

	Year ended December 31,
	2013	2012	2011
Investment income:
Fixed maturity and short-term investments	$766,367	$808,215	$821,582
Mortgage loans on real estate	147,944	138,411	117,796
Policy loans	206,718	213,300	218,663
Limited partnership interests	9,131	7,566	6,915
Net interest on funds withheld balances under reinsurance agreements, related party	20,876	19,382	18,376
Derivative instruments (1)	(44,610)	16,008	(11,613)
Other	3,321	5,222	3,113
	1,109,747	1,208,104	1,174,832
Investment expenses	(18,358)	(16,553)	(16,346)
Net investment income	$1,091,389	$1,191,551	$1,158,486
(1) Includes gains (losses) on the hedged asset for fair value hedges.

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses):

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Year ended December 31,
	2013	2012	2011
Realized investment gains (losses):
Fixed maturity and short-term investments	$37,312	$105,675	$78,637
Derivative instruments	(62,077)	(10,221)	(47,264)
Mortgage loans on real estate (1)	10,895	21,471	(4,633)
Other	(266)	(208)	(2,245)
Realized investment gains (losses)	$(14,136)	$116,717	$24,495

(1) Includes provision for mortgage impairments.

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that are segmented for the benefit of the participating fund account.

In 2012 and 2011, the realized gains (losses) on the provision for mortgage impairments, net of recoveries, was $17,248 and $(4,830), respectively. The 2012 and 2011, realized gains (losses) on mortgage loan activity not related to the provision was $4,223 and $197 and was included in Other. In the current year, all mortgage loan activity has been included in a single line item.

6. Derivative Financial Instruments

Derivative transactions are generally entered into pursuant to master agreements and other contracts with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration or termination of the agreement.
Certain derivative master agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $167,743 and $55,875 as of December 31, 2013 and 2012, respectively. The Company had pledged collateral related to these derivatives of $143,540 and $43,360 as of December 31, 2013 and 2012, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2013 the fair value of assets that could be required to settle the derivatives in a net liability position was $24,203.

At December 31, 2013 and 2012, the Company had pledged $143,710 and $54,400, respectively, of unrestricted cash collateral to counterparties in the normal course of business.

At December 31, 2013, the Company estimated $7,841 of net derivative gains related to cash flow hedges included in AOCI will be reclassified into net income within the next twelve months.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate. Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Fair value hedges

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Interest rate swap agreements are used to convert the interest rate on certain debt securities from a fixed rate to a floating rate to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments. Interest rate futures are used to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is not elected. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders and manage interest rate risks of forecasted acquisitions of fixed rate maturity investments and forecasted liability pricing.

Cross-currency contracts

Cross-currency swaps are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, hedge accounting is not always elected.

Equity contracts

Futures on equity indices are used to reduce the Company’s exposure to equity market risks; however, hedge accounting is not elected. The Company is hedging the risk of declining equity market values having an adverse effect on fee income collected on equity funds. The Company also uses futures on equity indices to offset changes in guaranteed minimum withdrawal benefit liabilities.

Other contracts

The Company uses forward settling TBA securities to gain exposure to the investment risk and return of agency mortgage-backed securities (pass-throughs). These transactions enhance the return on the Company’s investment portfolio and provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual agency mortgage-backed pools. As the Company does not regularly accept delivery of such securities, they are accounted for as derivatives but hedge accounting is not elected. These transactions are disclosed as Other forward contracts.

The following tables summarize derivative financial instruments:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	December 31, 2013
	Notional amount	Net derivatives	Asset derivatives	Liability derivatives
		Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	$13,829	$13,829	$—
Cross-currency swaps	102,545	(7,843)	—	7,843
Total cash flow hedges	286,745	5,986	13,829	7,843
Fair value hedges:
Interest rate swaps	78,000	4,951	5,098	147
Total fair value hedges	78,000	4,951	5,098	147
Total derivatives designated as hedges	364,745	10,937	18,927	7,990
Derivatives not designated as hedges:
Interest rate swaps	55,600	(2,038)	1,454	3,492
Futures on equity indices	3,483	—	—	—
Interest rate futures	16,233	—	—	—
Interest rate swaptions	494,774	1,176	1,176	—
Cross-currency swaps	557,676	(154,340)	1,921	156,261
Total derivatives not designated as hedges	1,127,766	(155,202)	4,551	159,753
Total cash flow hedges, fair value hedges and derivatives not designated as hedges	$1,492,511	$(144,265)	$23,478	$167,743

(1) The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

	December 31, 2012
	Notional amount	Net derivatives	Asset derivatives	Liability derivatives
		Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	$26,113	$26,113	$—
Cross-currency swaps	424,248	(81,109)	4,643	85,752
Total cash flow hedges	608,448	(54,996)	30,756	85,752
Fair value hedges:
Interest rate swaps	183,776	(1,391)	258	1,649
Total fair value hedges	183,776	(1,391)	258	1,649
Total derivatives designated as hedges	792,224	(56,387)	31,014	87,401
Derivatives not designated as hedges:
Interest rate swaps	29,264	305	1,062	757
Futures on equity indices	3,133	—	—	—
Interest rate futures	80,550	—	—	—
Interest rate swaptions	688,674	342	342	—
Total derivatives not designated as hedges	801,621	647	1,404	757
Total cash flow hedges, fair value hedges and derivatives not designated as hedges	$1,593,845	$(55,740)	$32,418	$88,158

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

(1) The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

Notional amounts are used to express the extent of the Company’s involvement in derivative transactions and represent a standard measurement of the volume of its derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received.

The Company had 46 and 75 swap transactions with an average notional amount of $3,175 and $8,685 during the years ended December 31, 2013 and 2012, respectively. During the years ended December 31, 2013 and 2012, the Company had 17 and 23 cross-currency swap transactions with an average notional amount of $13,881 and $12,710, respectively. The Company had 695 and 931 futures transactions with an average number of contracts per transaction of 9 and 11 during the years ended December 31, 2013 and 2012, respectively. The Company had 52 and 46 swaption transactions with an average notional amount of $5,040 and $5,528 during the years ended December 31, 2013 and 2012, respectively. The Company had 986 forward settling TBA security transactions with an average notional amount of $47,566 during the year ended December 31, 2013.

Significant changes in the derivative notional amount during the year ended December 31, 2013 were primarily due to the following:

◦
The net decrease of $337,307 in interest rate swaps, interest rate swaptions and futures was primarily due to (i) a change in the Company’s interest rate risk hedging strategy and (ii) the closing of fair value hedges associated with the concurrent sales of certain fixed rate maturity investments.

◦	The increase of $235,973 in cross-currency swaps was due to additional swaps opened to hedge newly purchased assets denominated in British pounds and Euros.

The Company recognized total derivative gains (losses) in net investment income of ($44,929), $12,567 and ($15,428) for the years ended December 31, 2013, 2012 and 2011, respectively. The Company recognized net investment gains (losses) on closed derivative positions of ($65,019), ($10,221) and ($38,794) for the years ended December 31, 2013, 2012 and 2011, respectively. The preceding amounts are shown net of any gains (losses) on the hedged assets in a fair value hedge that has been recorded in net investment income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following tables present the effect of derivative instruments in the consolidated statement of income reported by cash flow hedges, fair value hedges and economic hedges:

	Gain (loss) recognized in OCI on derivatives (Effective portion)			Gain (loss) reclassified from OCI into net income (Effective portion)				Gain (loss) recognized in net income on derivatives (Ineffective portion and amount excluded from effectiveness testing)

	Year ended December 31,			Year ended December 31,				Year ended December 31,
	2013	2012	2011	2013	2012	2011		2013	2012	2011
Cash flow hedges:
Interest rate swaps	$(12,285)	$5,220	$21,322	$5,067	$2,856	$2,820	(A)	$—	$—	$9	(A)
Cross-currency swaps	15,387	(24,101)	1,123	—	—	—		—	—	—
Interest rate futures	—	—	—	63	63	43	(A)	—	—	(92)	(A)
Interest rate futures	—	—	(1,431)	—	—	—		—	—	6	(B)
Total cash flow hedges	$3,102	$(18,881)	$21,014	$5,130	$2,919	$2,863		$—	$—	$(77)
(A) Net investment income.
(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives recognized in net income				Gain (loss) on hedged assets recognized in net income

	Year ended December 31,				Year ended December 31,
	2013	2012	2011		2013	2012	2011
Fair value hedges:
Interest rate swaps	$6,342	$(380)	$(1,011)	(A)	$—	$—	$—
Interest rate swaps	1,909	—	—	(B)	—	—	—
Interest rate futures	—	—	(285)	(A)	—	—	—
Interest rate futures	—	—	(8,311)	(B)	—	—	—
Items hedged in interest rate swaps	—	—	—		(5,308)	380	1,011	(A)
Items hedged in interest rate swaps	—	—	—		(2,943)	—	—	(B)
Items hedged in interest rate futures	—	—	—		—	—	(2,002)	(A)
Items hedged in interest rate futures	—	—	—		—	—	8,470	(B)
Total fair value hedges (1)	$8,251	$(380)	$(9,607)		$(8,251)	$380	$7,479

(1) Hedge ineffectiveness of zero, zero and ($2,128) was recognized during the years ended December 31, 2013, 2012 and 2011, respectively.
(A) Net investment income.
(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Gain (loss) on derivatives recognized in net income
	Year ended December 31,
	2013		2012		2011
Derivatives not designated as hedging instruments:
Futures on equity indices	(97)	(A)	2	(A)	(32)	(A)
Futures on equity indices	(3,396)	(B)	(774)	(B)	373	(B)
Interest rate swaps	(3,668)	(A)	8,620	(A)	(12,351)	(A)
Interest rate swaps	(622)	(B)	(4,979)	(B)	(38,377)	(B)
Interest rate futures	(458)	(A)	164	(A)	260	(A)
Interest rate futures	303	(B)	(2,641)	(B)	(251)	(B)
Interest rate swaptions	3,241	(A)	862	(A)	(3,798)	(A)
Interest rate swaptions	(2,828)	(B)	(1,827)	(B)	(704)	(B)
Other forward contracts	(57,442)	(B)	-	(B)	-	(B)
Cross-currency swaps	(50,111)	(A)	-	(A)	-	(A)

Total derivatives not designated as hedging instruments	$(115,078)		$(573)		$(54,880)

(A) Net investment income.
(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

7. Summary of Offsetting Assets and Liabilities

The Company enters into derivative transactions with several approved counterparties. The Company’s derivative transactions are generally governed by International Swaps and Derivatives Association (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting in the event of default or bankruptcy of the Company’s counterparties. The Company’s ISDA Master Agreements generally include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its derivative transactions. These provisions have the effect of securing each party’s position to the extent of collateral held. The following tables summarize the effect of master netting arrangements on the Company’s financial position in the normal course of business and in the event of default or bankruptcy of the Company’s counterparties:

	December 31, 2013
		Gross fair value not offset in balance sheets
Financial instruments:	Gross fair value of recognized assets/liabilities (1)	Financial instruments	Cash collateral received/(pledged)	Net fair value
Derivative instruments (assets) (2)	$25,250	$(25,023)	$—	$227
Derivative instruments (liabilities) (3)	171,387	(25,023)	(143,540)	2,824

	December 31, 2012
		Gross fair value not offset in balance sheets
Financial instruments:	Gross fair value of recognized assets/liabilities (1)	Financial instruments	Cash collateral received/(pledged)	Net fair value
Derivative instruments (assets) (2)	$26,647	$(26,647)	$—	$—
Derivative instruments (liabilities) (3)	87,093	(26,647)	(54,400)	6,046

(1) The gross fair value of derivative instruments are not netted against offsetting liabilities for presentation on the consolidated balance sheets.
(2) The estimated fair value of derivative instrument assets is reported in other assets in the consolidated balance sheets and includes income and expense accruals.
(3) The estimated fair value of derivative instrument liabilities is reported in other liabilities in the consolidated balance sheets and includes income and expense accruals.

8. Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2013
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$3,064,639	$—	$3,064,639
Obligations of U.S. states and their subdivisions	—	1,943,587	—	1,943,587
Foreign government securities	—	2,603	—	2,603
Corporate debt securities	—	10,792,329	6,652	10,798,981
Asset-backed securities	—	1,402,679	252,958	1,655,637
Residential mortgage-backed securities	—	249,585	—	249,585
Commercial mortgage-backed securities	—	742,124	—	742,124
Collateralized debt obligations	—	12,356	32	12,388
Total fixed maturities available-for-sale	—	18,209,902	259,642	18,469,544
Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	—	236,000	—	236,000
Corporate debt securities	—	58,171	—	58,171
Asset-backed securities	—	40,858	—	40,858
Commercial mortgage-backed securities	—	1,026	—	1,026
Total fixed maturities held for trading	—	336,055	—	336,055
Short-term investments available-for-sale lending agreements	254,378	39,909	—	294,287

Collateral under securities lending agreements	18,534	—	—	18,534
Collateral under derivative counterparty collateral agreements	143,710	—	—	143,710
Derivative instruments designated as hedges:
Interest rate swaps	—	18,927	—	18,927
Derivative instruments not designated as hedges:
Interest rate swaps	—	1,454	—	1,454
Interest rate swaptions	—	1,176	—	1,176
Cross-currency swaps	—	1,921	—	1,921
Total derivative instruments	—	23,478	—	23,478
Separate account assets	14,861,680	11,769,224	—	26,630,904
Total assets	$15,278,302	$30,378,568	$259,642	$45,916,512
Liabilities
Payable under securities lending agreements	$18,534	$—	$—	$18,534
Derivative instruments designated as hedges:
Interest rate swaps	—	147	—	147
Cross-currency swaps	—	7,843	—	7,843
Derivative instruments not designated as hedges:
Interest rate swaps	—	3,492	—	3,492
Cross-currency swaps	—	156,261	—	156,261
Total derivative instruments	—	167,743	—	167,743
Separate account liabilities (1)	2	166,325	—	166,327
Total liabilities	$18,536	$334,068	$—	$352,604

(1)	Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2012
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$—	$2,834,074	$—	$2,834,074
Obligations of U.S. states and their subdivisions	—	2,018,505	—	2,018,505
Corporate debt securities	—	10,372,269	1,822	10,374,091
Asset-backed securities	—	1,595,601	265,538	1,861,139
Residential mortgage-backed securities	—	425,585	—	425,585
Commercial mortgage-backed securities	—	662,955	—	662,955
Collateralized debt obligations	—	11,963	32	11,995
Total fixed maturities available-for-sale	—	17,920,952	267,392	18,188,344
Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	—	263,634	—	263,634
Corporate debt securities	—	61,336	—	61,336
Asset-backed securities	—	42,630	—	42,630
Total fixed maturities held for trading	—	367,600	—	367,600
Short-term investments available-for-sale	19,459	246,873	—	266,332
Collateral under securities lending agreements	142,022	—	—	142,022
Collateral under derivative counterparty collateral agreements	54,400	—	—	54,400
Derivative instruments designated as hedges:
Interest rate swaps	—	26,371	—	26,371
Cross-currency swaps	—	4,643	—	4,643
Derivative instruments not designated as hedges:
Interest rate swaps	—	1,062	—	1,062
Interest rate swaptions	—	342	—	342
Total derivative instruments	—	32,418	—	32,418
Separate account assets	12,171,024	12,434,502	—	24,605,526
Total assets	$12,386,905	$31,002,345	$267,392	$43,656,642
Liabilities
Payable under securities lending agreements	$142,022	$—	$—	$142,022
Derivative instruments designated as hedges:
Interest rate swaps	—	1,649	—	1,649
Cross-currency swaps	—	85,752	—	85,752
Derivative instruments not designated as hedges:
Interest rate swaps	—	757	—	757
Total derivative instruments	—	88,158	—	88,158
Separate account liabilities (1)	14	352,653	—	352,667
Total liabilities	$142,036	$440,811	$—	$582,847

(1) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are based upon market prices from independent pricing services. In cases where market prices are not readily available, such as for private fixed maturity investments, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments and securities lending agreements

The amortized cost of short-term investments, collateral under securities lending agreements and payable under securities lending agreements is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers.

Derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to derivative counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, interest rate swaps and interest rate swaptions, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual fund, fixed maturity and short-term securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis. The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets and liabilities
	Year ended December 31, 2013
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Total
Balance, January 1, 2013	$1,822	$265,538	$32	$267,392
Realized and unrealized gains (losses) included in:
Other comprehensive income (loss)	(240)	34,766	—	34,526
Settlements	(762)	(47,346)	—	(48,108)
Transfers into Level 3 (1)	5,832	—	—	5,832
Balance, December 31, 2013	$6,652	$252,958	$32	$259,642
Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2013	$—	$—	$—	$—

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Recurring Level 3 financial assets and liabilities
	Year ended December 31, 2012
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Separate accounts	Total
Balance, January 1, 2012	$36,496	$279,021	$22	$2,118	$317,657
Realized and unrealized gains (losses) included in:
Net income	(66)	—	—	(3,692)	(3,758)
Other comprehensive income (loss)	102	33,346	11	3,604	37,063
Sales	(1,598)	—	—	(1,997)	(3,595)
Settlements	(874)	(41,809)	(1)	(33)	(42,717)
Transfers out of Level 3 (1)	(32,238)	(5,020)	—	—	(37,258)
Balance, December 31, 2012	$1,822	$265,538	$32	$—	$267,392
Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2012	$—	$—	$—	$—	$—
(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

	Recurring Level 3 financial assets and liabilities
	Year ended December 31, 2011
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Separate accounts	Total
Balance, January 1, 2011	$58,692	$290,488	$14	$4,278	$353,472
Realized and unrealized gains (losses) included in:
Net income	3,961	(192)	—	37	3,806
Other comprehensive income (loss)	779	20,031	8	260	21,078
Sales	(14,430)	—	—	(1,847)	(16,277)
Settlements	(17,460)	(31,306)	—	(158)	(48,924)
Transfers into Level 3 (1)	7,333	—	—	1,400	8,733
Transfers out of Level 3 (1)	(2,379)	—	—	(1,852)	(4,231)
Balance, December 31, 2011	$36,496	$279,021	$22	$2,118	$317,657
Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2011	$—	$—	$—	$—	$—

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies. Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table presents significant unobservable inputs used during the valuation of certain assets categorized within Level 3 of the recurring fair value measurements table:

	December 31, 2013
	Fair Value	Valuation Technique	Unobservable Input	Weighted Average
Assets:
Fixed maturities available-for-sale:
Asset-backed securities(1)	$252,902	Internal model pricing	Prepayment speed assumption	9
			Constant default rate assumption	5
			Adjusted ABX Index spread assumption (2)	455
(1) Includes home improvement loans only.
(2) Includes an internally calculated liquidity premium adjustment of 217.

At December 31, 2013, after adjusting the ABX Index spread assumption by the liquidity premium, the overall discount rate ranged from 327 to 647 basis points. The constant default rate assumption ranged from 2.0 to 12.9.

	December 31, 2012
	Fair Value	Valuation Technique	Unobservable Input	Weighted Average
Fixed maturities available-for-sale:
Asset-backed securities(1)	$265,470	Internal model pricing	Prepayment speed assumption	5
			Constant default rate assumption	5
			Adjusted ABX Index spread assumption (2)	655
(1) Includes home improvement loans only.
(2) Includes an internally calculated liquidity premium adjustment of 217.

At December 31, 2012, after adjusting the ABX Index spread assumption by the liquidity premium, the overall discount rate ranged from 384 to 918 basis points. The constant default rate assumption ranged from 1.2 to 7.9.

The significant unobservable inputs used in the fair value measurement of asset-backed securities are prepayment speed assumptions, constant default rate assumptions and the ABX Index spread adjusted by an internally calculated liquidity premium with the primary inputs being the constant default rate assumption and the adjusted ABX Index spread assumption. As the constant default rate assumption or the adjusted ABX Index spread assumption decreases, the price and therefore, the fair value, of the securities increases.

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments not carried at fair value on a recurring basis:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	December 31, 2013		December 31, 2012
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Mortgage loans on real estate	$3,134,255	$3,197,292	$2,881,758	$3,114,796
Policy loans	4,185,472	4,185,472	4,260,200	4,260,200
Limited partnership interests	44,551	42,433	46,707	43,954
Other investments	16,643	42,814	18,890	45,050
Liabilities
Annuity contract benefits without life contingencies	$10,263,043	$9,986,464	$9,622,357	$9,731,734
Policyholders' funds	345,689	345,689	374,821	374,821
Commercial paper	98,990	98,990	97,987	97,987
Notes payable	532,519	541,918	532,491	563,860

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value was classified as Level 2.

Policy loans

Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value. The estimated fair value was classified as Level 2.

Limited partnership interests

Limited partnership interests, accounted for using the cost method, represent the Company’s minor ownership interests in pooled investment funds. These funds employ varying investment strategies that principally make private equity investments across diverse industries and geographical focuses. The estimated fair value was determined using the partnership financial statement reported capital account or net asset value adjusted for other relevant information which may impact the exit value of the investments. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds which are estimated to be liquidated over the next one to 10 years. The estimated fair value was classified as Level 3.

Other investments

Other investments primarily include real estate held for investment. The estimated fair value for real estate is based on the unadjusted annual appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates. The estimated fair value was classified as Level 2.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value was classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest credited rates with 30 days notice. The estimated fair value was classified as Level 2.

Commercial paper

The amortized cost of commercial paper is a reasonable estimate of fair value due to its short-term nature and the high credit quality of the obligor. The estimated fair value was classified as Level 2.

Notes payable

The estimated fair value of the notes payable to GWL&A Financial is based upon quoted market prices from independent pricing services of securities with characteristics similar to those of the notes payable. The estimated fair value was classified as Level 2.

9. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance and modified coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2013 and 2012, the reinsurance receivables had carrying values in the amounts of $588,533 and $638,797, respectively. Included in these amounts are $502,471 and $533,446 at December 31, 2013 and 2012, respectively, associated with reinsurance agreements with related parties. At December 31, 2013 and 2012, 85% and 83%, respectively, of the total reinsurance receivable was due from CLAC, a related party.

The Company assumes risk from approximately 40 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2013:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$51,660,487	$40,520,417	$92,180,904
Reinsurance ceded	(9,512,583)	—	(9,512,583)
Reinsurance assumed	66,209,732	—	66,209,732
Net	$108,357,636	$40,520,417	$148,878,053

Percentage of amount assumed to net	61%	0%	44%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$315,100	$4,000	$319,100
Reinsurance ceded	(1,338)	(88)	(1,426)
Reinsurance assumed	146,419	—	146,419
Net	$460,181	$3,912	$464,093

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2012:

	Individual	Group	Total
Written and earned direct	$51,324,176	$38,587,771	$89,911,947
Reinsurance ceded (1)	(9,719,234)	—	(9,719,234)
Reinsurance assumed (2)	71,161,149	—	71,161,149
Net	$112,766,091	$38,587,771	$151,353,862

Percentage of amount assumed to net	63%	0%	48%
(1) Reinsurance ceded has been restated from $(11,138,163) at December 31, 2012. The Company believes the effects of this error are immaterial to the prior period.
(2) Reinsurance assumed has been restated from $72,580,078 at December 31, 2012. The Company believes the effects of this error are immaterial to the prior period.

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$323,236	$3,712	$326,948
Reinsurance ceded	(53,950)	3,648	(50,302)
Reinsurance assumed	145,507	—	145,507
Net	$414,793	$7,360	$422,153

The following table summarizes total premium income for the year ended December 31, 2011:

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$395,419	$1,960	$397,379
Reinsurance ceded	(40,654)	(66)	(40,720)
Reinsurance assumed	166,557	—	166,557
Net	$521,322	$1,894	$523,216

Reinsurance recoveries for life and other policy benefits were $34,716, $46,492 and $36,876 for the years ended December 31, 2013, 2012, and 2011, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

10.    Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in DAC and VOBA:

	DAC	VOBA	Total
Balance, January 1, 2011	$158,526	$46,405	$204,931
Capitalized additions	57,108	—	57,108
Amortization and writedowns	(25,184)	(3,636)	(28,820)
Unrealized investment (gains) losses	(12,669)	(717)	(13,386)
Balance, December 31, 2011	177,781	42,052	219,833
Capitalized additions	94,826	—	94,826
Amortization and writedowns	(51,434)	(9,045)	(60,479)
Unrealized investment (gains) losses	(48,757)	(962)	(49,719)
Balance, December 31, 2012	172,416	32,045	204,461
Correction to Balance, January 1, 2013 (1)	45,058	—	45,058
Capitalized additions	80,486	—	80,486
Amortization and writedowns	(55,490)	(4,155)	(59,645)
Unrealized investment (gains) losses	71,601	1,327	72,928
Balance, December 31, 2013	$314,071	$29,217	$343,288

(1) The January 1, 2013 DAC balance has been restated. During 2013, management reviewed its practices related to the accounting for certain fees paid by customers at the onset of an insurance contract and the related acquisition costs incurred by the Company on the sale of the insurance contract in the Company’s executive benefits market. Management concluded that the fees paid by the customers should be deferred as unearned revenue liability and the acquisition costs should be deferred as DAC in the consolidated balance sheet. The Company has previously accounted for the fees paid by customers as a reduction of the DAC in the consolidated balance sheet. The misstatement was corrected by an opening adjustment to DAC on January 1, 2013. The Company believes the effects of this error are immaterial to the prior period.

The estimated future amortization of VOBA for the years ended December 31, 2014 through December 31, 2018 is approximately $3,900 per annum.

11.     Goodwill and Other Intangible Assets

The balance of goodwill, all of which is within the Retirement Services segment, at December 31, 2013 and 2012 was $105,255.

The following tables summarize other intangible assets, all of which are within the Retirement Services segment:

	December 31, 2013
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(21,159)	$15,155

	December 31, 2012
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(18,065)	$18,249

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Amortization expense for other intangible assets included in general insurance expenses was $3,094, $3,606 and $3,787 for the years ended December 31, 2013, 2012 and 2011, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives. The Company did not incur costs to renew or extend the term of acquired intangible assets during the year ended December 31, 2013.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2014 through December 31, 2018 is approximately $2,400 per annum.

12.    Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2013	2012
Face value	$98,990	$97,987
Carrying value	98,990	97,987
Effective interest rate	0.2% - 0.3%	0.3% - 0.4%
Maturity range (days)	2 - 22	3 - 74

13.    Stockholder’s Equity and Dividend Restrictions

At December 31, 2013 and 2012, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which was issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2013 and 2012.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	Year Ended December 31,				December 31,
	2013	2012	2011		2013	2012
Net income	$175,292	$147,741	$155,998	Capital and surplus	$1,200,609	$1,109,498

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL. The Company’s risk-based capital ratio was in excess of the required amount as of December 31, 2013.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. During the years ended December 31, 2013, 2012 and 2011, the Company paid dividends in the amounts of $102,436, $184,401 and $206,353, respectively, to its parent company, GWL&A Financial.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. As filed with the Colorado Division of Insurance, the statutory capital and surplus and net gain from operations at and for the year ended December 31, 2013 were $1,200,609 and $218,016, respectively. Based on the as filed amounts, the Company may pay up to $218,016 of dividends during the year ended December 31, 2014 without the prior approval of the Colorado Insurance Commissioner. Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

14.    Other Comprehensive Income

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following tables present the accumulated balances for each classification of other comprehensive income (loss):

	Year ended December 31, 2013
	Unrealized holding gains (losses) arising on fixed maturities, available-for-sale	Unrealized holding gains (losses) arising on cash flow hedged	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2013	$927,678	$24,962	$(194,147)	$(122,794)	$635,699
Other comprehensive income (loss) before reclassifications	(467,178)	2,016	124,147	68,422	(272,593)
Amounts reclassified from AOCI	(26,477)	(1,461)	—	10,586	(17,352)
Net current period other comprehensive income (loss)	(493,655)	555	124,147	79,008	(289,945)
Balances, December 31, 2013	$434,023	$25,517	$(70,000)	$(43,786)	$345,754

	Year ended December 31, 2012
	Unrealized holding gains (losses) arising on fixed maturities, available-for-sale	Unrealized holding gains (losses) arising on cash flow hedged	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2012	$646,805	$41,003	$(139,655)	$(78,171)	$469,982
Other comprehensive income (loss) before reclassifications	347,118	(12,273)	(54,492)	(50,771)	229,582
Amounts reclassified from AOCI	(66,245)	(3,768)	—	6,148	(63,865)
Net current period other comprehensive income (loss)	280,873	(16,041)	(54,492)	(44,623)	165,717
Balances, December 31, 2012	$927,678	$24,962	$(194,147)	$(122,794)	$635,699

	Year ended December 31, 2011
	Unrealized holding gains (losses) arising on fixed maturities, available-for-sale	Unrealized holding gains (losses) arising on cash flow hedged	Future policy benefits, DAC and VOBA adjustments	Employee benefit plan adjustment	Total
Balances, January 1, 2011	$360,570	$29,205	$(74,514)	$(45,953)	$269,308
Other comprehensive income (loss) before reclassifications	332,581	13,659	(65,141)	(34,978)	246,121
Amounts reclassified from AOCI	(46,346)	(1,861)	—	2,760	(45,447)
Net current period other comprehensive income (loss)	286,235	11,798	(65,141)	(32,218)	200,674
Balances, December 31, 2011	$646,805	$41,003	$(139,655)	$(78,171)	$469,982

The following tables present the composition of other comprehensive income (loss):

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Year ended December 31, 2013
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses) arising during the period on available-for-sale fixed maturity investments	$(718,735)	$251,557	$(467,178)
Unrealized holding gains (losses) arising during the period on cash flow hedges	3,102	(1,086)	2,016
Reclassification adjustment for (gains) losses realized in net income	(42,982)	15,044	(27,938)
Net unrealized gains (losses)	(758,615)	265,515	(493,100)
Future policy benefits, DAC and VOBA adjustments	190,995	(66,848)	124,147
Net unrealized gains (losses)	(567,620)	198,667	(368,953)
Employee benefit plan adjustment	121,551	(42,543)	79,008
Other comprehensive income (loss)	$(446,069)	$156,124	$(289,945)

	Year ended December 31, 2012
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses) arising during the period on available-for-sale fixed maturity investments	$534,028	$(186,910)	$347,118
Unrealized holding gains (losses) arising during the period on cash flow hedges	(18,881)	6,608	(12,273)
Reclassification adjustment for (gains) losses realized in net income	(107,713)	37,700	(70,013)
Net unrealized gains (losses)	407,434	(142,602)	264,832
Future policy benefits, DAC and VOBA adjustments	(83,835)	29,343	(54,492)
Net unrealized gains (losses)	323,599	(113,259)	210,340
Employee benefit plan adjustment	(68,650)	24,027	(44,623)
Other comprehensive income (loss)	$254,949	$(89,232)	$165,717

	Year ended December 31, 2011
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses) arising during the period on available-for-sale fixed maturity investments	$511,663	$(179,082)	$332,581
Unrealized holding gains (losses) arising during the period on cash flow hedges	21,014	(7,355)	13,659
Reclassification adjustment for (gains) losses realized in net income	(74,165)	25,958	(48,207)
Net unrealized gains (losses)	458,512	(160,479)	298,033
Future policy benefits, DAC and VOBA adjustments	(100,216)	35,075	(65,141)
Net unrealized gains (losses)	358,296	(125,404)	232,892
Employee benefit plan adjustment	(49,566)	17,348	(32,218)
Other comprehensive income (loss)	$308,730	$(108,056)	$200,674

The following table presents the reclassifications out of accumulated other comprehensive income (loss):

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)		Affected line item in the statement where net income is presented
Unrealized (gains) losses arising on fixed maturities available-for-sale	$(40,734)		Other realized investment gains, net
	(40,734)		Total before tax
	(14,257)		Tax expense or benefit
	$(26,477)		Net of tax

Unrealized (gains) losses arising on cash flow hedges	$(2,248)		Net investment income
	(2,248)		Total before tax
	(787)		Tax expense or benefit
	$(1,461)		Net of tax

Amortization of employee benefit plan items
Prior service costs (benefits)	$(666)	(1)
Actuarial gains/(losses)	16,952	(1)
	$16,286		Total before tax
	5,700		Tax expense or benefit
	10,586		Net of tax

Total reclassification for the period	$(17,352)		Net of tax

(1) These accumulated other comprehensive income components are included in the computation of net periodic (benefit) cost of employee benefit plans (see Note 16 for additional details).

15. General Insurance Expenses

The following table summarizes the significant components of general insurance expenses:

	Year ended December 31,
	2013	2012	2011
Compensation	$359,280	$335,212	$303,514
Commissions	184,238	180,529	156,461
Other	106,829	80,908	106,718
Total general insurance expenses	$650,347	$596,649	$566,693

16. Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement Plans

The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Prior to December 31, 2012, the Company accounted for the Defined Benefit Pension Plan as the direct legal obligation of the Company and accounted for the corresponding plan obligations on its Balance Sheet and Statements of Income. Effective December 31, 2012, the Company transferred the sponsorship of the Defined Benefit Pension Plan to GWL&A Financial, the Company’s immediate parent. Despite the change in sponsorship of the Defined Benefit Pension Plan, the Company will continue to account for the corresponding plan obligations on its Balance Sheet and Statements of Income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Benefits for the Defined Benefit Pension Plan are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the Defined Benefit Pension Plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

The Company also provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012	2013	2012	2013	2012
Change in projected benefit obligation:
Benefit obligation, January 1	$500,603	$401,134	$13,462	$11,725	$69,229	$61,358	$583,294	$474,217
Service cost	5,527	4,350	947	817	1,002	991	7,476	6,158
Interest cost	20,897	20,945	512	569	2,548	2,912	23,957	24,426
Actuarial (gain) loss	(57,051)	87,117	(3,221)	974	(6,791)	6,760	(67,063)	94,851
Regular benefits paid	(13,574)	(12,943)	(619)	(623)	(3,683)	(2,792)	(17,876)	(16,358)
Benefit obligation, December 31	$456,402	$500,603	$11,081	$13,462	$62,305	$69,229	$529,788	$583,294
Accumulated benefit obligation	$440,666	$491,712	$11,081	$13,462	$54,195	$58,135	$505,942	$563,309

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012	2013	2012	2013	2012
Change in plan assets:
Value of plan assets, January 1	$336,534	$293,336	$—	$—	$—	$—	$336,534	$293,336
Actual return on plan assets	62,701	38,541	—	—	—	—	62,701	38,541
Employer contributions	18,674	17,600	619	623	3,683	2,792	22,976	21,015
Benefits paid	(13,574)	(12,943)	(619)	(623)	(3,683)	(2,792)	(17,876)	(16,358)
Value of plan assets, December 31	$404,335	$336,534	$—	$—	$—	$—	$404,335	$336,534

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	December 31,		December 31,		December 31,		December 31,
	2013	2012	2013	2012	2013	2012	2013	2012
Under funded status at December 31	$(52,067)	$(164,069)	$(11,081)	$(13,462)	$(62,305)	$(69,229)	$(125,453)	$(246,760)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table presents amounts recognized in the consolidated balance sheets for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	December 31,		December 31,		December 31,		December 31,
	2013	2012	2013	2012	2013	2012	2013	2012
Amounts recognized in consolidated balance sheets:
Other liabilities	$(52,067)	$(164,069)	$(11,081)	$(13,462)	$(62,305)	$(69,229)	$(125,453)	$(246,760)
Accumulated other comprehensive income (loss)	(69,564)	(180,869)	13,885	12,662	(11,687)	(20,710)	(67,366)	(188,917)

The following table provides information regarding amounts in AOCI that have not yet been recognized as components of net periodic benefit cost at December 31, 2013:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(69,500)	$(45,175)	$9,043	$5,878	$(7,619)	$(4,952)	$(68,076)	$(44,249)
Net prior service (cost) credit	(64)	(42)	4,842	3,147	(4,068)	(2,642)	710	463
	$(69,564)	$(45,217)	$13,885	$9,025	$(11,687)	$(7,594)	$(67,366)	$(43,786)

The following table provides information regarding amounts in AOCI that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2014:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(2,579)	$(1,676)	$520	$338	$(369)	$(240)	$(2,428)	$(1,578)
Prior service (cost) credit	(51)	(33)	1,706	1,109	(933)	(606)	722	470
	$(2,630)	$(1,709)	$2,226	$1,447	$(1,302)	$(846)	$(1,706)	$(1,108)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

	Defined benefit pension plan	Post-retirement medical plan	Supplemental executive retirement plan
2014	$14,442	$640	$3,450
2015	15,217	626	4,858
2016	16,574	568	3,305
2017	17,683	573	18,700
2018	19,264	571	2,806
2019 through 2023	122,349	3,320	14,486

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income includes the following components:

	Defined benefit pension plan
	Year Ended December 31,
	2013	2012	2011
Components of net periodic cost:
Service cost	$5,527	$4,350	$3,935
Interest cost	20,897	20,945	20,286
Expected return on plan assets	(24,499)	(21,797)	(21,093)
Amortization of transition obligation	—	—	(1,388)
Amortization of unrecognized prior service cost	51	51	51
Amortization of loss from earlier periods	16,001	9,941	5,115
Net periodic cost	$17,977	$13,490	$6,906

	Post-retirement medical plan
	Year Ended December 31,
	2013	2012	2011
Components of net periodic benefit:
Service cost	$947	$817	$622
Interest cost	512	569	585
Amortization of unrecognized prior service benefit	(1,650)	(1,650)	(1,650)
Amortization of gain from earlier periods	(348)	(455)	(611)
Net periodic benefit	$(539)	$(719)	$(1,054)

	Supplemental executive retirement plan
	Year Ended December 31,
	2013	2012	2011
Components of net periodic cost:
Service cost	$1,002	$991	$916
Interest cost	2,548	2,912	3,136
Amortization of unrecognized prior service cost	933	934	2,584
Amortization of loss from earlier periods	1,299	637	145
Net periodic cost	$5,782	$5,474	$6,781

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans:

	Defined benefit pension plan
	December 31,
	2013	2012
Discount rate	5.11%	4.19%
Rate of compensation increase	4.47%	3.14%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Post-retirement medical plan
	December 31,
	2013	2012
Discount rate	4.83%	3.74%
Initial health care cost trend	7.00%	7.50%
Ultimate health care cost trend	5.00%	5.25%
Year ultimate trend is reached	2018	2018

	Supplemental executive retirement plan
	December 31,
	2013	2012
Discount rate	4.61%	3.79%
Rate of compensation increase	4.00%	4.00%

The following tables present the assumptions used in determining the net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans:

	Defined benefit pension plan
	Year Ended December 31,
	2013	2012
Discount rate	4.19%	5.23%
Expected return on plan assets	7.25%	7.25%
Rate of compensation increase	3.14%	3.14%

	Post-retirement medical plan
	Year Ended December 31,
	2013	2012
Discount rate	3.74%	4.70%
Initial health care cost trend	7.50%	8.00%
Ultimate health care cost trend	5.25%	5.25%
Year ultimate trend is reached	2018	2018

	Supplemental executive retirement plan
	Year Ended December 31,
	2013	2012
Discount rate	3.79%	4.87%
Rate of compensation increase	4.00%	5.00%

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

The following table presents the impact on the Post-Retirement Medical Plan that a one-percentage-point change in assumed health care cost trend rates would have on the following:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	One percentage point increase	One percentage point decrease
Increase (decrease) on total service and interest cost on components	$219	$(186)
Increase (decrease) on post-retirement benefit obligation	1,401	(1,199)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested:

	December 31,
	2013	2012
Equity securities	63%	56%
Debt securities	34%	41%
Other	3%	3%
Total	100%	100%

The following tables present information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value:

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis
	December 31, 2013
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds:
Equity index funds	$—	$82,440	$—	$82,440
Midcap index funds	—	82,674	—	82,674
World equity index funds	—	8,186	—	8,186
U.S. equity market funds	—	83,209	—	83,209
Total common collective trust funds	—	256,509	—	256,509

Fixed maturity investments:
U.S. government direct obligations and agencies	—	19,088	—	19,088
Obligations of U.S. states and their municipalities	—	14,973	—	14,973
Corporate debt securities	—	91,860	—	91,860
Asset-backed securities	—	7,902	—	7,902
Commercial mortgage-backed securities	—	2,647	—	2,647
Total fixed maturity investments	—	136,470	—	136,470

Preferred stock	700	—	—	700
Limited partnership investments	—	—	7,557	7,557
Money market funds	3,099	—	—	3,099
Total defined benefit plan assets	$3,799	$392,979	$7,557	$404,335

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis
	December 31, 2012
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds:
Equity index funds	$—	$60,601	$—	$60,601
Midcap index funds	—	60,289	—	60,289
World equity index funds	—	6,798	—	6,798
U.S. equity market funds	—	60,723	—	60,723
Total common collective trust funds	—	188,411	—	188,411

Fixed maturity investments:
U.S. government direct obligations and agencies	—	9,907	—	9,907
Obligations of U.S. states and their municipalities	—	16,899	—	16,899
Corporate debt securities	—	100,142	—	100,142
Asset-backed securities	—	8,386	—	8,386
Commercial mortgage-backed securities	—	2,961	—	2,961
Total fixed maturity investments	—	138,295	—	138,295

Preferred stock	134	—	—	134
Limited partnership investments	—	—	6,485	6,485
Money market funds	3,209	—	—	3,209
Total defined benefit plan assets	$3,343	$326,706	$6,485	$336,534

The following tables present additional information about assets of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3) Limited partnership interest

	Year Ended December 31,
	2013	2012
Balance, January 1	$6,485	$7,116
Actual return on plan assets	853	—
Purchases	630	61
Issuances	(411)	(692)
Balance, December 31	$7,557	$6,485

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

The Defined Benefit Pension Plan utilizes various investment securities. Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2014:

December 31, 2014
Equity securities	25% - 80%
Debt securities	25% - 75%
Other	0% - 30%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2014. The Company expects to make payments of approximately $640 with respect to its Post-Retirement Medical Plan and $3,450 with respect to its Supplemental Executive Retirement Plan during the year ended December 31, 2014. The Company expects to make a contribution of $13,525 to its Defined Benefit Pension Plan during the year ended December 31, 2014.

Other employee benefit plans

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $11,240 and $12,430 at December 31, 2013 and 2012, respectively. The participant deferrals earned interest at the average rates of 6.53% and 7.17% during the years ended December 31, 2013 and 2012, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 5.13% to 7.91% for retired participants.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets are $14,536 and $12,239 at December 31, 2013 and 2012, respectively.

17. Income Taxes

The provision for income taxes is comprised of the following:

	Year ended December 31,
	2013	2012	2011
Current	$82,878	$89,934	$70,201
Deferred	(24,087)	45,371	23,617
Total income tax provision	$58,791	$135,305	$93,818

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Year ended December 31,
	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(4.6)%	(2.3)%	(2.7)%
Tax credits	(2.0)%	(1.3)%	(2.1)%
State income taxes, net of federal benefit	3.3%	1.2%	0.7%
Income tax contingency provisions	(0.4)%	—%	2.0%
Other, net	—%	3.6%	(1.2)%
Effective federal income tax rate	31.3%	36.2%	31.7%

A reconciliation of unrecognized tax benefits is as follows:

	Year ended December 31,
	2013	2012	2011
Balance, beginning of year	$25,850	$32,123	$35,256
Additions to tax positions in the current year	—	6,230	6,557
Reductions to tax positions in the current year	—	—	(420)
Additions to tax positions in the prior year	1,497	420	4,785
Reductions to tax positions in the prior year	(180)	(10,219)	(9,858)
Reductions to tax positions from statutes expiring	(6,013)	(2,704)	(4,197)
Balance, end of year	$21,154	$25,850	$32,123

Included in the unrecognized tax benefits of $21,154 at December 31, 2013 was $3,262 of tax benefits that, if recognized, would impact the annual effective tax rate. The Company anticipates additional increases in its unrecognized tax benefits of $3,000 to $4,000 in the next twelve months, primarily due to changes in the composition of the consolidated group.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense. The Company recognized approximately $(286), $208 and $2,629 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2013, 2012 and 2011, respectively. The Company had approximately $4,126 and $4,412 accrued for the payment of interest and penalties at December 31, 2013 and 2012, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2009 and prior. Tax years 2010, 2011 and 2012 are open to federal examination by the I.R.S. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities, is as follows:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	December 31,
	2013		2012
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability
Policyholder reserves	$—	$253,738	$—	$218,303
Deferred acquisition costs	1,008	—	46,832	—
Investment assets	—	203,363	—	496,096
Policyholder dividends	11,479	—	11,586	—
Net operating loss carryforward	172,414	—	180,448	—
Pension plan accrued benefit liability	53,937	—	98,981	—
Goodwill	—	25,563	—	24,045
Experience rated refunds	5,509	—	10,908	—
Tax credits	131,052	—	106,552	—
Other	416	—	—	5,858
Total deferred taxes	$375,815	$482,664	$455,307	$744,302

Amounts presented for investment assets above include $(209,434) and $(410,044) related to the net unrealized losses (gains) on the Company’s investments, which are classified as available-for-sale at December 31, 2013 and 2012, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company has federal net operating loss carry forwards generated by a subsidiary that is included in the Lifeco U.S. consolidated federal income tax return. As of December 31, 2013, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2020	$100,433
2021	113,002
2022	136,796
2023	81,693
2028	9,327
Total	$441,251

During 2013 and 2012, the Company generated $25,013 and $30,965 of Guaranteed Federal Low Income Housing tax credit carryforwards, respectively. As of December 31, 2013, the total credit carryforward for Low Income Housing is $123,865. These credits will begin to expire in 2030.

Included in due from parent and affiliates at December 31, 2013 and 2012 is $65,186 and $4,353, respectively, of income taxes receivable from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheets at December 31, 2013 and 2012 is $7,736 and $12,585, respectively, of income taxes receivable in other assets primarily related to the separate state income tax returns filed by certain subsidiaries.

18. Segment Information

The Company has three reportable segments: Individual Markets, Retirement Services and Other.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

Individual Markets

The Individual Markets reporting and operating segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life.

Retirement Services

The Retirement Services reporting and operating segment provides various retirement plan products and investment options as well as comprehensive administrative and record-keeping services for financial institutions and employers, which include educational, advisory, enrollment and communication services for employer-sponsored defined contribution plans and associated defined benefit plans.

Other

The Company’s Other reporting segment is substantially comprised of activity under the assumption of reinsurance between GWSC and CLAC (“the GWSC operating segment”), corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

The accounting principles used to determine segment results are the same as those used in the consolidated financial statements. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. Inter-segment transactions and balances have been eliminated in consolidation. The Company’s operations are not materially dependent on one or a few customers, brokers or agents.

The following tables summarize segment financial information:

	Year ended December 31, 2013
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$354,202	$3,954	$105,937	$464,093
Fee income	94,037	519,842	4,365	618,244
Other revenue	7,355	—	—	7,355
Net investment income	688,279	351,729	51,381	1,091,389
Realized investments gains (losses), net	19,071	(33,233)	26	(14,136)
Total revenues	1,162,944	842,292	161,709	2,166,945
Benefits and expenses:
Policyholder benefits	921,096	196,115	114,880	1,232,091
Operating expenses	142,141	538,209	66,971	747,321
Total benefits and expenses	1,063,237	734,324	181,851	1,979,412
Income (loss) before income taxes	99,707	107,968	(20,142)	187,533
Income tax expense (benefit)	34,265	33,240	(8,714)	58,791
Net income (loss)	$65,442	$74,728	$(11,428)	$128,742

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	December 31, 2013
	Individual Markets	Retirement Services	Other	Total
Assets:
Investments	$14,563,978	$10,370,421	$1,582,024	$26,516,423
Other assets	1,179,332	839,755	128,106	2,147,193
Separate account assets	6,321,135	20,309,769	—	26,630,904
Assets of continuing operations	$22,064,445	$31,519,945	$1,710,130	55,294,520
Assets of discontinued operations				29,007
Total assets				$55,323,527

	Year ended December 31, 2012
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$314,350	$3,670	$104,133	$422,153
Fee income	74,985	456,052	4,786	535,823
Net investment income	729,885	414,114	47,552	1,191,551
Realized investments gains (losses), net	55,959	60,726	32	116,717
Total revenues	1,175,179	934,562	156,503	2,266,244
Benefits and expenses:
Policyholder benefits	882,726	204,296	111,288	1,198,310
Operating expenses	136,895	492,427	65,193	694,515
Total benefits and expenses	1,019,621	696,723	176,481	1,892,825
Income (loss) before income taxes	155,558	237,839	(19,978)	373,419
Income tax expense (benefit)	50,869	78,150	6,286	135,305
Net income (loss)	$104,689	$159,689	$(26,264)	$238,114

	December 31, 2012
	Individual Markets	Retirement Services	Other	Total
Assets:
Investments	$14,797,517	$9,761,036	$1,551,823	$26,110,376
Other assets	1,172,932	773,712	123,006	2,069,650
Separate account assets	6,363,214	18,242,312	—	24,605,526
Assets of continuing operations	$22,333,663	$28,777,060	$1,674,829	52,785,552
Assets of discontinued operations				33,053
Total assets				$52,818,605

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Year ended December 31, 2011
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$395,923	$1,960	$125,333	$523,216
Fee income	65,487	416,405	4,903	486,795
Net investment income	714,228	399,222	45,036	1,158,486
Realized investments gains (losses), net	20,533	3,311	651	24,495
Total revenues	1,196,171	820,898	175,923	2,192,992
Benefits and expenses:
Policyholder benefits	937,885	222,642	103,435	1,263,962
Operating expenses	109,005	435,149	88,821	632,975
Total benefits and expenses	1,046,890	657,791	192,256	1,896,937
Income (loss) before income taxes	149,281	163,107	(16,333)	296,055
Income tax expense (benefit)	49,221	50,869	(6,272)	93,818
Net income (loss)	$100,060	$112,238	$(10,061)	$202,237

19. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant, exercisable within 10 years from the date of grant.

Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options, unless otherwise determined by Lifeco’s Compensation Committee. At its discretion the Compensation Committee may vest the unvested options of retiring option holders, with the options exercisable within five years from the date of retirement. In such event, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.
Liability Awards
The Company maintains a Performance Share Unit Plan (“PSU plan”) for senior executives of the Company. Under the PSU plan, “performance share units” are granted to certain senior executives of the Company. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders, company earnings results as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.
If the performance share units vest, they are payable in cash equal to the average closing price of Lifeco common stock for the twenty trading days prior to the date following the last day of the three-year performance period. The estimated fair value of the performance unit is based on the average closing price of Lifeco common stock for the twenty trading days prior to the grant. The performance share units generally vest in their entirety at the end of the three-year performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement.
Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.
Compensation Expense Related to Stock-Based Compensation

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

The compensation expense related to stock-based compensation was as follows:

	Year Ended December 31,
	2013	2012	2011
Lifeco Stock Plan	$2,579	$2,314	$1,786
Performance Share Unit Plan	6,860	3,658	1,161
Total compensation expense	$9,439	$5,972	$2,947
Income tax benefits	$2,732	$1,729	$752

The following table presents the total unrecognized compensation expense related to stock-based compensation at December 31, 2013 and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)
Lifeco Stock Plan	$3,058	1.7
Performance Share Unit Plan	5,482	1.3

Equity Award Activity

During the year ended December 31, 2013, Lifeco granted 591,400 stock options to employees of the Company. These stock options vest over five-year periods ending in March 2018. Compensation expense of $2,697 will be recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term(Years)	Aggregate intrinsic value (1)
Outstanding, January 1, 2013	3,282,160	$28.42
Granted	591,400	25.51
Exercised	(426,260)	26.01
Cancelled and Expired	(69,080)	25.45
Outstanding, December 31, 2013	3,378,220	26.49	6.3	$16,180

Vested and expected to vest, December 31, 2013	3,367,096	$26.49	6.3	$16,121

Exercisable, December 31, 2013	1,543,513	$27.9	4.8	$5,626

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2013 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Year Ended December 31,
	2013	2012	2011
Weighted average fair value of options granted	$4.56	$3.47	$4.49
Intrinsic value of options exercised (1)	1,437	1,397	1,197
Fair value of options vested	1,843	1,740	1,541

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions

	Year Ended December 31,
	2013	2012	2011
Dividend yield	4.53%	5.31%	4.59%
Expected volatility	26.73%	25.65%	25.22%
Risk free interest rate	1.38%	1.52%	2.62%
Expected duration (years)	6.0	6.0	5.5

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding:

Performance Units
Outstanding, December 31, 2012	375,308
Granted	184,314
Forfeited	(4,184)
Outstanding, December 31, 2013	555,438

Vested and expected to vest, December 31, 2013	555,438

20. Commitments and Contingencies

Commitments

The following table summarizes the Company’s future purchase obligations and commitments:

	Payment due by period

	Less than one year	One to three years	Three to five years	More than five years	Total
Related party long-term debt - principal (1)	—	—	—	528,400	528,400
Related party long-term debt - interest (2)	37,031	74,062	74,062	864,038	1,049,193
Investment purchase obligations (3)	196,933	—	—	—	196,933
Operating leases (4)	5,361	7,221	3,765	4,555	20,902
Other liabilities (5)	45,819	58,308	58,250	52,506	214,883
Total	$285,144	$139,591	$136,077	$1,449,499	$2,010,311

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

(1) Related party long-term debt principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of two long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s consolidated balance sheet because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(2) Related party long-term debt interest - One long-term surplus note bears interest at a fixed rate through maturity. The second surplus note bears interest initially at a fixed rate that will change in the future based upon the then current three-month London Interbank Offering Rate. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2013 and do not consider the impact of future interest rate changes.

(3) Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans on real estate and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans on real estate is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2013 and 2012 were $196,933 and $127,255, of which $7,498 and $11,031 was related to cost basis limited partnership interests, respectively, all of which is due within one year from the dates indicated.

(4) Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. The Company incurred rent expense, net of sublease income, of $5,439, $5,764 and $5,645 for the years ended December 31, 2013, 2012 and 2011, respectively and is recorded in general insurance expense. The Company’s total future operating lease obligation will be reduced by minimum reimbursement of $10,905 due in the future under non-cancelable agreements.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

(5) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected contributions to the Company’s defined benefit pension plan and benefit payments for the Post-Retirement Medical Plan and Supplemental Executive Retirement Plan through 2023.

•	Miscellaneous purchase obligations to acquire goods and services.

•	Unrecognized tax benefits

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility expires on March 1, 2018. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, as defined, of $1,147,500 plus 50% of its net income, if positive and as defined in the credit facility agreement (both compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), for each quarter ending after December 31, 2012. The Company was in compliance with all covenants at December 31, 2013 and 2012. At December 31, 2013 and 2012 there were no outstanding amounts related to the current and prior credit facilities.

Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolutions of these proceedings are not expected to have a material effect on the Company’s consolidated financial position, results of its operations or cash flows.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
(Dollars in Thousands, Except Share Amounts)

21. Subsequent Event

On February 6, 2014, the Company’s Board of Directors declared dividends of $50,000 and $42,800, payable on March 14 and March 31, 2014, respectively, to its sole shareholder, GWL&A Financial.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Schedule III
Supplemental Insurance Information
(In Thousands)

	As of and for the year ended December 31, 2013
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$238,150	$75,921	$—	$314,071
Future policy benefits, losses, claims and expenses	13,945,756	10,229,678	390,784	24,566,218
Unearned premium reserves	42,937	—	—	42,937
Other policy claims and benefits payable	740,056	499	23,968	764,523
Premium income	354,202	3,954	105,937	464,093
Net investment income	688,279	351,729	51,381	1,091,389
Benefits, claims, losses and settlement expenses	921,096	196,115	114,880	1,232,091
Amortization of deferred acquisition costs	34,650	20,840	—	55,490
Other operating expenses	107,491	517,369	66,971	691,831

	As of and for the year ended December 31, 2012
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$118,490	$53,926	$—	$172,416
Future policy benefits, losses, claims and expenses	13,593,217	9,491,094	369,300	23,453,611
Unearned premium reserves	27,007	—	—	27,007
Other policy claims and benefits payable	744,504	476	24,711	769,691
Premium income	314,350	3,670	104,133	422,153
Net investment income	729,885	414,114	47,552	1,191,551
Benefits, claims, losses and settlement expenses	882,726	204,296	111,288	1,198,310
Amortization of deferred acquisition costs	28,926	22,508	—	51,434
Other operating expenses	107,969	469,919	65,193	643,081

	Year Ended December 31, 2011
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Premium income	$395,923	$1,960	$125,333	$523,216
Net investment income	714,228	399,222	45,036	1,158,486
Benefits, claims, losses and settlement expenses	937,885	222,643	103,434	1,263,962
Amortization of deferred acquisition costs	10,497	14,687	—	25,184
Other operating expenses	98,509	420,461	88,821	607,791

COLI VUL-2 Series Account
of Great-West Life &
Annuity Insurance
Company
Financial Statements for the Years Ended
December 31, 2013 and 2012
and Report of Independent Registered Public
Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of
COLI VUL-2 Series Account
and the Board of Directors of
Great-West Life & Annuity Insurance Company
We have audited the accompanying statements of assets and liabilities of each of the investment divisions which comprise COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as listed in Appendix A as of December 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights in Note 4 for the periods presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
April 8, 2014

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY
INSURANCE COMPANY

APPENDIX A

ALGER SMALL CAP GROWTH PORTFOLIO
AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND
AMERICAN CENTURY INVESTMENTS VP ULTRA FUND
AMERICAN CENTURY INVESTMENTS VP VALUE FUND
AMERICAN CENTURY INVESTMENTS VP VISTA FUND
AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND
AMERICAN FUNDS IS GROWTH FUND
AMERICAN FUNDS IS INTERNATIONAL FUND
AMERICAN FUNDS IS NEW WORLD FUND
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND
DAVIS FINANCIAL PORTFOLIO
DAVIS VALUE PORTFOLIO
DREYFUS IP MIDCAP STOCK PORTFOLIO
DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
DREYFUS STOCK INDEX FUND
DREYFUS VIF APPRECIATION PORTFOLIO
DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
DWS GLOBAL SMALL CAP GROWTH VIP
DWS HIGH INCOME VIP
DWS LARGE CAP VALUE VIP
DWS SMALL CAP INDEX VIP
DWS SMALL MID CAP VALUE VIP
FEDERATED HIGH INCOME BOND FUND II
FEDERATED KAUFMANN FUND II
FIDELITY VIP CONTRAFUND PORTFOLIO
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
FIDELITY VIP MID CAP PORTFOLIO
GREAT-WEST AGGRESSIVE PROFILE I FUND
GREAT-WEST ARIEL MIDCAP VALUE FUND
GREAT-WEST ARIEL SMALL-CAP VALUE PORTFOLIO

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A (Continued)

GREAT-WEST BOND INDEX FUND
GREAT-WEST CONSERVATIVE PROFILE I FUND
GREAT-WEST INVESCO ADR PORTFOLIO
GREAT-WEST LIFETIME 2015 FUND II
GREAT-WEST LIFETIME 2025 FUND II
GREAT-WEST LIFETIME 2045 FUND II
GREAT-WEST LOOMIS SAYLES BOND FUND
GREAT-WEST LOOMIS SAYLES SMALL-CAP VALUE FUND
GREAT-WEST MFS INTERNATIONAL VALUE FUND
GREAT-WEST MODERATE PROFILE I FUND
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
GREAT-WEST MONEY MARKET FUND
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
GREAT-WEST SHORT DURATION BOND FUND
GREAT-WEST SMALL-CAP GROWTH FUND
GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND
GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND
GREAT-WEST TEMPLETON GLOBAL BOND FUND
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
INVESCO V.I. CORE EQUITY FUND
INVESCO V.I. DIVERSIFIED DIVIDEND FUND
INVESCO V.I. GLOBAL HEALTH CARE FUND
INVESCO V.I. GLOBAL REAL ESTATE FUND
INVESCO V.I. INTERNATIONAL GROWTH FUND
INVESCO V.I. MID CAP CORE EQUITY FUND
INVESCO V.I. TECHNOLOGY FUND
JANUS ASPEN BALANCED PORTFOLIO
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
JANUS ASPEN FORTY PORTFOLIO
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
JANUS ASPEN OVERSEAS PORTFOLIO

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY
INSURANCE COMPANY

APPENDIX A (Concluded)

JANUS ASPEN WORLDWIDE PORTFOLIO
NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO
NEUBERGER BERMAN AMT MID CAP PORTFOLIO
NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
PIMCO VIT HIGH YIELD PORTFOLIO
PIMCO VIT LOW DURATION PORTFOLIO
PIMCO VIT REAL RETURN PORTFOLIO
PIMCO VIT TOTAL RETURN PORTFOLIO
PUTNAM VT EQUITY INCOME FUND
PUTNAM VT GLOBAL HEALTH CARE FUND
PUTNAM VT HIGH YIELD FUND
PUTNAM VT INTERNATIONAL GROWTH FUND
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO
VAN ECK VIP EMERGING MARKETS FUND
VAN ECK VIP GLOBAL HARD ASSETS FUND

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013
	INVESTMENT DIVISIONS
	ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP ULTRA FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND	AMERICAN CENTURY INVESTMENTS VP VISTA FUND

ASSETS:
Investments at fair value (1)	$446,243	$25,234	$556,152	$35,997	$718,792	$127,578
Investment income due and accrued
Receivable for investments sold				31,656
Purchase payments receivable	13,997				146

Total assets	460,240	25,234	556,152	67,653	718,938	127,578

LIABILITIES:
Payable for investments purchased	13,997				137
Redemptions payable				31,656	9

Total liabilities	13,997			31,656	146

NET ASSETS	$446,243	$25,234	$556,152	$35,997	$718,792	$127,578

NET ASSETS REPRESENTED BY:
Accumulation units	$446,243	$25,234	$556,152	$35,997	$718,792	$127,578

ACCUMULATION UNITS OUTSTANDING	3,630	1,507	45,439	1,908	23,329	6,760

UNIT VALUE (ACCUMULATION)	$122.93	$16.74	$12.24	$18.87	$30.81	$18.87

(1) Cost of investments:	$413,819	$19,487	$380,271	$32,990	$498,394	$97,250
Shares of investments:	13,672	2,752	51,783	2,445	85,064	5,633

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO

ASSETS:
Investments at fair value (1)	$114,270	$2,332,190	$1,860,123	$982,803	$271,038	$31,771
Investment income due and accrued
Receivable for investments sold			61,905	47	10
Purchase payments receivable		920	230

Total assets	114,270	2,333,110	1,922,258	982,850	271,048	31,771

LIABILITIES:
Payable for investments purchased		916
Redemptions payable		4	62,135	47	10

Total liabilities		920	62,135	47	10

NET ASSETS	$114,270	$2,332,190	$1,860,123	$982,803	$271,038	$31,771

NET ASSETS REPRESENTED BY:
Accumulation units	$114,270	$2,332,190	$1,860,123	$982,803	$271,038	$31,771

ACCUMULATION UNITS OUTSTANDING	9,385	155,017	163,801	52,341	12,129	2,071

UNIT VALUE (ACCUMULATION)	$12.18	$15.04	$11.36	$18.78	$22.35	$15.34

(1) Cost of investments:	$91,007	$1,812,733	$1,546,307	$907,747	$207,527	$25,344
Shares of investments:	4,526	29,923	87,949	39,502	13,247	2,107

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	DAVIS VALUE PORTFOLIO	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS STOCK INDEX FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	DWS GLOBAL SMALL CAP GROWTH VIP

ASSETS:
Investments at fair value (1)	$294,201	$28,610	$17,779,535	$752,500	$126,030	$80,109
Investment income due and accrued			79,942	3,123
Receivable for investments sold			60,970
Purchase payments receivable			930		113

Total assets	294,201	28,610	17,921,377	755,623	126,143	80,109

LIABILITIES:
Payable for investments purchased					103
Redemptions payable			61,900		10

Total liabilities			61,900		113

NET ASSETS	$294,201	$28,610	$17,859,477	$755,623	$126,030	$80,109

NET ASSETS REPRESENTED BY:
Accumulation units	$294,201	$28,610	$17,859,477	$755,623	$126,030	$80,109

ACCUMULATION UNITS OUTSTANDING	17,239	1,212	1,125,051	9,780	6,266	3,787

UNIT VALUE (ACCUMULATION)	$17.07	$23.61	$15.87	$77.26	$20.11	$21.15

(1) Cost of investments:	$250,280	$22,300	$14,583,003	$558,516	$110,771	$66,639
Shares of investments:	21,825	1,557	435,346	15,693	6,537	4,628

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	DWS HIGH INCOME VIP	DWS LARGE CAP VALUE VIP	DWS SMALL CAP INDEX VIP	DWS SMALL MID CAP VALUE VIP	FEDERATED HIGH INCOME BOND FUND II	FEDERATED KAUFMANN FUND II

ASSETS:
Investments at fair value (1)	$79,854	$145,840	$2,481,398	$1,816,532	$26,725	$28,946
Investment income due and accrued
Receivable for investments sold			28,896	62,683		264
Purchase payments receivable	125		125

Total assets	79,979	145,840	2,510,419	1,879,215	26,725	29,210

LIABILITIES:
Payable for investments purchased	117
Redemptions payable	8		29,021	62,683		264

Total liabilities	125		29,021	62,683		264

NET ASSETS	$79,854	$145,840	$2,481,398	$1,816,532	$26,725	$28,946

NET ASSETS REPRESENTED BY:
Accumulation units	$79,854	$145,840	$2,481,398	$1,816,532	$26,725	$28,946

ACCUMULATION UNITS OUTSTANDING	5,115	10,953	140,234	91,772	1,074	1,751

UNIT VALUE (ACCUMULATION)	$15.61	$13.32	$17.69	$19.79	$24.88	$16.53

(1) Cost of investments:	$77,944	$124,432	$2,004,111	$1,419,712	$24,057	$22,440
Shares of investments:	11,473	9,132	140,271	106,354	3,738	1,506

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MIDCAP VALUE FUND

ASSETS:
Investments at fair value (1)	$3,021,647	$996,193	$587,808	$894,551	$452,929	$1,302,395
Investment income due and accrued
Receivable for investments sold		1,325			23,475	4,659
Purchase payments receivable	948			1,475	180

Total assets	3,022,595	997,518	587,808	896,026	476,584	1,307,054

LIABILITIES:
Payable for investments purchased	43			1,457
Redemptions payable	905	1,325		18	23,655	4,659

Total liabilities	948	1,325		1,475	23,655	4,659

NET ASSETS	$3,021,647	$996,193	$587,808	$894,551	$452,929	$1,302,395

NET ASSETS REPRESENTED BY:
Accumulation units	$3,021,647	$996,193	$587,808	$894,551	$452,929	$1,302,395

ACCUMULATION UNITS OUTSTANDING	126,404	68,818	30,801	22,844	23,057	32,782

UNIT VALUE (ACCUMULATION)	$23.9	$14.48	$19.08	$39.16	$19.64	$39.73

(1) Cost of investments:	$2,352,574	$732,795	$627,490	$786,349	$399,331	$1,206,778
Shares of investments:	89,477	17,610	48,619	25,128	41,213	761,634

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST LIFETIME 2025 FUND II	GREAT-WEST LIFETIME 2045 FUND II	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL-CAP VALUE FUND

ASSETS:
Investments at fair value (1)	$1,756,772	$446,159	$110,250	$3,145	$2,419,528	$536,764
Investment income due and accrued
Receivable for investments sold	113	347			561
Purchase payments receivable		196

Total assets	1,756,885	446,702	110,250	3,145	2,420,089	536,764

LIABILITIES:
Payable for investments purchased
Redemptions payable	113	543			561

Total liabilities	113	543			561

NET ASSETS	$1,756,772	$446,159	$110,250	$3,145	$2,419,528	$536,764

NET ASSETS REPRESENTED BY:
Accumulation units	$1,756,772	$446,159	$110,250	$3,145	$2,419,528	$536,764

ACCUMULATION UNITS OUTSTANDING	137,017	21,846	7,298	192	70,584	17,912

UNIT VALUE (ACCUMULATION)	$12.82	$20.42	$15.11	$16.38	$34.28	$29.97

(1) Cost of investments:	$1,840,044	$441,655	$101,289	$2,631	$2,359,893	$470,415
Shares of investments:	132,587	52,428	7,196	180	176,350	19,469

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MONEY MARKET FUND	GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND

ASSETS:
Investments at fair value (1)	$3,499,727	$235,020	$237,344	$294,620	$9,459,246	$113,181
Investment income due and accrued
Receivable for investments sold		43,060	21,495	41,387
Purchase payments receivable	945	87	850	375	530,902

Total assets	3,500,672	278,167	259,689	336,382	9,990,148	113,181

LIABILITIES:
Payable for investments purchased	872				530,751
Redemptions payable	73	43,147	22,345	41,762	151

Total liabilities	945	43,147	22,345	41,762	530,902

NET ASSETS	$3,499,727	$235,020	$237,344	$294,620	$9,459,246	$113,181

NET ASSETS REPRESENTED BY:
Accumulation units	$3,499,727	$235,020	$237,344	$294,620	$9,459,246	$113,181

ACCUMULATION UNITS OUTSTANDING	359,106	11,455	11,767	14,578	726,943	5,636

UNIT VALUE (ACCUMULATION)	$9.75	$20.52	$20.17	$20.21	$13.01	$20.08

(1) Cost of investments:	$2,963,447	$227,280	$219,211	$282,987	$9,459,246	$114,691
Shares of investments:	315,007	25,082	23,315	32,591	9,459,246	13,191

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	GREAT-WEST SHORT DURATION BOND FUND	GREAT-WEST SMALL-CAP GROWTH FUND	GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND	GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

ASSETS:
Investments at fair value (1)	$5,492,023	$60,161	$2,357,852	$3,248,192	$3,336,310	$3,871,499
Investment income due and accrued
Receivable for investments sold			773	53,351		26,904
Purchase payments receivable			754		148

Total assets	5,492,023	60,161	2,359,379	3,301,543	3,336,458	3,898,403

LIABILITIES:
Payable for investments purchased					148
Redemptions payable			1,527	53,351		26,904

Total liabilities			1,527	53,351	148	26,904

NET ASSETS	$5,492,023	$60,161	$2,357,852	$3,248,192	$3,336,310	$3,871,499

NET ASSETS REPRESENTED BY:
Accumulation units	$5,492,023	$60,161	$2,357,852	$3,248,192	$3,336,310	$3,871,499

ACCUMULATION UNITS OUTSTANDING	412,682	4,847	110,092	118,688	235,958	193,173

UNIT VALUE (ACCUMULATION)	$13.31	$12.41	$21.42	$27.37	$14.14	$20.04

(1) Cost of investments:	$5,463,729	$56,148	$2,054,001	$2,761,116	$3,384,506	$4,047,011
Shares of investments:	529,607	2,760	119,144	147,444	348,258	328,093

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	INVESCO V.I. CORE EQUITY FUND	INVESCO V.I. DIVERSIFIED DIVIDEND FUND	INVESCO V.I. GLOBAL HEALTH CARE FUND	INVESCO V.I. GLOBAL REAL ESTATE FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND

ASSETS:
Investments at fair value (1)	$836,690	$13,407	$74,126	$1,145,662	$2,993,736	$322,246
Investment income due and accrued
Receivable for investments sold		119		27,643
Purchase payments receivable			503		897	6,926

Total assets	836,690	13,526	74,629	1,173,305	2,994,633	329,172

LIABILITIES:
Payable for investments purchased			503		897	6,917
Redemptions payable		119		27,643		9

Total liabilities		119	503	27,643	897	6,926

NET ASSETS	$836,690	$13,407	$74,126	$1,145,662	$2,993,736	$322,246

NET ASSETS REPRESENTED BY:
Accumulation units	$836,690	$13,407	$74,126	$1,145,662	$2,993,736	$322,246

ACCUMULATION UNITS OUTSTANDING	45,152	1,396	3,081	37,920	200,361	16,566

UNIT VALUE (ACCUMULATION)	$18.53	$9.6	$24.06	$30.21	$14.94	$19.45

(1) Cost of investments:	$579,720	$12,297	$56,786	$1,175,537	$2,579,106	$277,252
Shares of investments:	21,772	641	2,528	74,929	84,760	21,298

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	INVESCO V.I. TECHNOLOGY FUND	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO

ASSETS:
Investments at fair value (1)	$65,714	$1,030,129	$4,989,465	$814,136	$58,981	$208,978
Investment income due and accrued
Receivable for investments sold	3,750	644
Purchase payments receivable		481	1,892	600		342

Total assets	$69,464	$1,031,254	$4,991,357	$814,736	$58,981	$209,320

LIABILITIES:
Payable for investments purchased			1,892	262		323
Redemptions payable	3,750	1,125		338		19

Total liabilities	3,750	1,125	1,892	600		342

NET ASSETS	$65,714	$1,030,129	$4,989,465	$814,136	$58,981	$208,978

NET ASSETS REPRESENTED BY:
Accumulation units	$65,714	$1,030,129	$4,989,465	$814,136	$58,981	$208,978

ACCUMULATION UNITS OUTSTANDING	4,228	45,359	209,415	29,634	2,701	7,104

UNIT VALUE (ACCUMULATION)	$15.54	$22.71	$23.83	$27.47	$21.84	$29.42

(1) Cost of investments:	$57,305	$938,949	$5,120,086	$658,844	$41,780	$189,424
Shares of investments:	3,384	34,031	422,121	15,263	7,193	4,973

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	JANUS ASPEN WORLDWIDE PORTFOLIO	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO	NEUBERGER BERMAN AMT MID CAP PORTFOLIO	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO

ASSETS:
Investments at fair value (1)	$314,315	$105,384	$29,179	$697,762	$282,727	$41,795
Investment income due and accrued
Receivable for investments sold	1,252					418
Purchase payments receivable						154

Total assets	315,567	105,384	29,179	697,762	282,727	42,367

LIABILITIES:
Payable for investments purchased
Redemptions payable	1,252					572

Total liabilities	1,252					572

NET ASSETS	$314,315	$105,384	$29,179	$697,762	$282,727	$41,795

NET ASSETS REPRESENTED BY:
Accumulation units	$314,315	$105,384	$29,179	$697,762	$282,727	$41,795

ACCUMULATION UNITS OUTSTANDING	30,823	4,853	1,450	37,833	16,727	2,501

UNIT VALUE (ACCUMULATION)	$10.2	$21.72	$20.12	$18.44	$16.9	$16.71

(1) Cost of investments:	$261,465	$90,150	$22,343	$526,068	$190,591	$29,419
Shares of investments:	8,061	3,948	1,940	42,598	6,884	2,171

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	PUTNAM VT EQUITY INCOME FUND

ASSETS:
Investments at fair value (1)	$17,654	$447,882	$4,287,085	$1,177,562	$8,388,463	$225,292
Investment income due and accrued		2,108	2,747	18,267	36,521
Receivable for investments sold	381	23,846	5,573		24,092
Purchase payments receivable		143		93	243	947

Total assets	18,035	473,979	4,295,405	1,195,922	8,449,319	226,239

LIABILITIES:
Payable for investments purchased				92		947
Redemptions payable	381	23,989	5,573	1	24,335

Total liabilities	381	23,989	5,573	93	24,335	947

NET ASSETS	$17,654	$449,990	$4,289,832	$1,195,829	$8,424,984	$225,292

NET ASSETS REPRESENTED BY:
Accumulation units	$17,654	$449,990	$4,289,832	$1,195,829	$8,424,984	$225,292

ACCUMULATION UNITS OUTSTANDING	758	22,776	294,946	74,114	483,856	9,364

UNIT VALUE (ACCUMULATION)	$23.29	$19.76	$14.54	$16.13	$17.41	$24.06

(1) Cost of investments:	$12,820	$445,097	$4,349,641	$1,318,875	$8,698,635	$168,925
Shares of investments:	813	55,500	404,061	93,457	763,977	10,963

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	PUTNAM VT HIGH YIELD FUND	PUTNAM VT INTERNATIONAL GROWTH FUND	ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO	ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND

ASSETS:
Investments at fair value (1)	$118,161	$31,068	$225,974	$1,041,854	$32,914	$641,139
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable		112				202

Total assets	118,161	31,180	225,974	1,041,854	32,914	641,341

LIABILITIES:
Payable for investments purchased		102				202
Redemptions payable		10

Total liabilities		112				202

NET ASSETS	$118,161	$31,068	$225,974	$1,041,854	$32,914	$641,139

NET ASSETS REPRESENTED BY:
Accumulation units	$118,161	$31,068	$225,974	$1,041,854	$32,914	$641,139

ACCUMULATION UNITS OUTSTANDING	6,065	1,547	16,130	60,304	802	8,710

UNIT VALUE (ACCUMULATION)	$19.48	$20.08	$14.01	$17.28	$41.04	$73.61

(1) Cost of investments:	$115,587	$24,183	$193,784	$830,270	$28,027	$603,896
Shares of investments:	16,572	1,550	17,765	75,826	2,209	20,425

The accompanying notes are an integral part of these financial statements.						(Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP ULTRA FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND	AMERICAN CENTURY INVESTMENTS VP VISTA FUND

INVESTMENT INCOME:
Dividends	$	$543	$8,959	$97	$10,449	$

NET INVESTMENT INCOME		543	8,959	97	10,449

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(1,794)	(330)	(1,701)	9,986	20,845	2,557
Realized gain distributions	51,831

Net realized gain (loss) on investments	50,037	(330)	(1,701)	9,986	20,845	2,557

Change in net unrealized appreciation
on investments	47,102	7,288	99,165	2,635	140,649	25,973

Net realized and unrealized gain on investments	97,139	6,958	97,464	12,621	161,494	28,530

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$97,139	$7,501	$106,423	$12,718	$171,943	$28,530

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO

INVESTMENT INCOME:
Dividends	$809	$21,922	$23,807	$12,626	$2,335	$168

NET INVESTMENT INCOME	809	21,922	23,807	12,626	2,335	168

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sale of fund shares	4,918	611,466	51,619	7,593	8,612	2,753
Realized gain distributions				3,858

Net realized gain on investments	4,918	611,466	51,619	11,451	8,612	2,753

Change in net unrealized appreciation
on investments	18,161	105,958	269,981	68,508	56,463	4,530

Net realized and unrealized gain on investments	23,079	717,424	321,600	79,959	65,075	7,283

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$23,888	$739,346	$345,407	$92,585	$67,410	$7,451

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	DAVIS VALUE PORTFOLIO	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS STOCK INDEX FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	DWS GLOBAL SMALL CAP GROWTH VIP

INVESTMENT INCOME:
Dividends	$2,340	$	$286,097	$13,603	$836	$388

NET INVESTMENT INCOME	2,340		286,097	13,603	836	388

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sale of fund shares	2,349	5,215	564,468	3,306	3,066	7,453
Realized gain distributions	19,790		166,265	1,607		4,124

Net realized gain on investments	22,139	5,215	730,733	4,913	3,066	11,577

Change in net unrealized appreciation
on investments	54,519	3,549	2,923,888	114,760	9,273	8,502

Net realized and unrealized gain on investments	76,658	8,764	3,654,621	119,673	12,339	20,079

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$78,998	$8,764	$3,940,718	$133,276	$13,175	$20,467

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	DWS HIGH INCOME VIP	DWS LARGE CAP VALUE VIP	DWS SMALL CAP INDEX VIP	DWS SMALL MID CAP VALUE VIP	FEDERATED HIGH INCOME BOND FUND II	FEDERATED KAUFMANN FUND II

INVESTMENT INCOME:
Dividends	$4,108	$2,187	$32,140	$16,556	$3,199	$

NET INVESTMENT INCOME	4,108	2,187	32,140	16,556	3,199

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sale of fund shares	15	23,305	33,846	231,299	7,016	3,238
Realized gain distributions			77,262			3,526

Net realized gain on investments	15	23,305	111,108	231,299	7,016	6,764

Change in net unrealized appreciation
on investments	514	9,609	462,192	235,793	(7,971)	5,401

Net realized and unrealized gain (loss) on investments	529	32,914	573,300	467,092	(955)	12,165

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,637	$35,101	$605,440	$483,648	$2,244	$12,165

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MIDCAP VALUE FUND

INVESTMENT INCOME:
Dividends	$22,845	$406	$12,919	$2,192	$7,857	$16,102

NET INVESTMENT INCOME	22,845	406	12,919	2,192	7,857	16,102

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	270,958	91,953	(12,084)	12,185	17,455	30,316
Realized gain distributions	800	617	7,389	104,548	33,384	43,570

Net realized gain (loss) on investments	271,758	92,570	(4,695)	116,733	50,839	73,886

Change in net unrealized appreciation (depreciation)
on investments	464,267	197,523	(28,648)	155,903	50,541	80,580

Net realized and unrealized gain (loss) on investments	736,025	290,093	(33,343)	272,636	101,380	154,466

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$758,870	$290,499	$(20,424)	$274,828	$109,237	$170,568

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	GREAT-WEST ARIEL SMALL-CAP VALUE PORTFOLIO	GREAT-WEST BOND INDEX FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST INVESCO ADR PORTFOLIO	GREAT-WEST LIFETIME 2015 FUND II	GREAT-WEST LIFETIME 2025 FUND II
	(1)	(2)		(3)	(4)

INVESTMENT INCOME:
Dividends	$37	$33,358	$8,774	$2,032	$	$2,687

NET INVESTMENT INCOME	37	33,358	8,774	2,032		2,687

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	343,126	(1,780)	7,849	(1,752)	66	451
Realized gain distributions		7,703	13,600			2,887

Net realized gain (loss) on investments	343,126	5,923	21,449	(1,752)	66	3,338

Change in net unrealized appreciation (depreciation)
on investments	(124,991)	(83,272)	(246)	6,887	(15)	6,655

Net realized and unrealized gain (loss) on investments	218,135	(77,349)	21,203	5,135	51	9,993

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$218,172	$(43,991)	$29,977	$7,167	$51	$12,680

(1) For the period January 1, 2013 to December 18, 2013
(2) For the period January 16, 2013 to December 31, 2013
(3) For the period January 1, 2013 to April 30, 2013
(4) For the period January 1, 2013 to March 11, 2013
The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	GREAT-WEST LIFETIME 2045 FUND II	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL-CAP VALUE FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND

INVESTMENT INCOME:
Dividends	$71	$83,380	$2,973	$73,530	$8,705	$4,139

NET INVESTMENT INCOME	71	83,380	2,973	73,530	8,705	4,139

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sale of fund shares	43	147,978	202,237	72,922	816	19,635
Realized gain distributions	56	22,956	44,537	0	10,033	11,982

Net realized gain on investments	99	170,934	246,774	72,922	10,849	31,617

Change in net unrealized appreciation
on investments	398	(49,484)	(98,256)	504,467	17,567	7,121

Net realized and unrealized gain on investments	497	121,450	148,518	577,389	28,416	38,738

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$568	$204,830	$151,491	$650,919	$37,121	$42,877

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND	GREAT-WEST SHORT DURATION BOND FUND	GREAT-WEST SMALL-CAP GROWTH FUND	GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND	GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND

INVESTMENT INCOME:
Dividends	$6,794	$1,638	$101,030	$4,983	$42,252	$1,532

NET INVESTMENT INCOME	6,794	1,638	101,030	4,983	42,252	1,532

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	8,414	1,805	116,728	803	79,233	(88,500)
Realized gain distributions	10,769	26,257	20,133	10,391	113,054	259,661

Net realized gain on investments	19,183	28,062	136,861	11,194	192,287	171,161

Change in net unrealized appreciation (depreciation)
on investments	3,242	(5,354)	(162,009)	2,628	241,746	702,881

Net realized and unrealized gain (loss) on investments	22,425	22,708	(25,148)	13,822	434,033	874,042

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$29,219	$24,346	$75,882	$18,805	$476,285	$875,574

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND	INVESCO V.I. DIVERSIFIED DIVIDEND FUND	INVESCO V.I. GLOBAL HEALTH CARE FUND	INVESCO V.I. GLOBAL REAL ESTATE FUND

INVESTMENT INCOME:
Dividends	$47,273	$87,730	$11,502	$284	$774	$41,607

NET INVESTMENT INCOME	47,273	87,730	11,502	284	774	41,607

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	338	(316)	31,205	829	30,402	13,636
Realized gain distributions	21,707	261

Net realized gain (loss) on investments	22,045	(55)	31,205	829	30,402	13,636

Change in net unrealized appreciation (depreciation)
on investments	(54,855)	(172,644)	165,721	1,072	5,269	(44,218)

Net realized and unrealized gain (loss) on investments	(32,810)	(172,699)	196,926	1,901	35,671	(30,582)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$14,463	$(84,969)	$208,428	$2,185	$36,445	$11,025

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND	INVESCO V.I. TECHNOLOGY FUND	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO

INVESTMENT INCOME:
Dividends	$30,447	$1,882	$	$20,298	$204,879	$4,993

NET INVESTMENT INCOME	30,447	1,882		20,298	204,879	4,993

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sale of fund shares	26,746	12,226	3,687	7,549	161,865	132,935
Realized gain distributions		18,998	5,198	43,031	95,257

Net realized gain on investments	26,746	31,224	8,885	50,580	257,122	132,935

Change in net unrealized appreciation (depreciation)
on investments	348,798	26,670	7,397	90,192	(473,844)	76,595

Net realized and unrealized gain (loss) on investments	375,544	57,894	16,282	140,772	(216,722)	209,530

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$405,991	$59,776	$16,282	$161,070	$(11,843)	$214,523

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO	JANUS ASPEN WORLDWIDE PORTFOLIO	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO

INVESTMENT INCOME:
Dividends	$	$10,398	$3,549	$752	$320	$7,426

NET INVESTMENT INCOME		10,398	3,549	752	320	7,426

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	4,358	(364,298)	46,162	240,678	427,764	(86,504)
Realized gain distributions				4,777

Net realized gain (loss) on investments	4,358	(364,298)	46,162	245,455	427,764	(86,504)

Change in net unrealized appreciation
on investments	11,281	471,699	29,272	(156,674)	(355,168)	287,527

Net realized and unrealized gain on investments	15,639	107,401	75,434	88,781	72,596	201,023

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$15,639	$117,799	$78,983	$89,533	$72,916	$208,449

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	NEUBERGER BERMAN AMT MID CAP PORTFOLIO	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO

INVESTMENT INCOME:
Dividends	$	$	$109	$25,889	$65,643	$21,937

NET INVESTMENT INCOME			109	25,889	65,643	21,937

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	19,975	3,297	3,145	3,427	63,216	(19,284)
Realized gain distributions						9,489

Net realized gain (loss) on investments	19,975	3,297	3,145	3,427	63,216	(9,795)

Change in net unrealized appreciation (depreciation)
on investments	58,303	11,981	3,298	(3,318)	(130,094)	(137,604)

Net realized and unrealized gain (loss) on investments	78,278	15,278	6,443	109	(66,878)	(147,399)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$78,278	$15,278	$6,552	$25,998	$(1,235)	$(125,462)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	PIMCO VIT TOTAL RETURN PORTFOLIO	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT HIGH YIELD FUND	PUTNAM VT INTERNATIONAL GROWTH FUND	ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO	ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO

INVESTMENT INCOME:
Dividends	$185,837	$4,260	$7,306	$364	$729	$9,012

NET INVESTMENT INCOME	185,837	4,260	7,306	364	729	9,012

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	42,943	17,753	639	78	(19,544)	40,679
Realized gain distributions	74,256				5,779	52,405

Net realized gain (loss) on investments	117,199	17,753	639	78	(13,765)	93,084

Change in net unrealized appreciation (depreciation)
on investments	(475,123)	36,176	180	5,343	57,016	182,586

Net realized and unrealized gain (loss) on investments	(357,924)	53,929	819	5,421	43,251	275,670

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(172,087)	$58,189	$8,125	$5,785	$43,980	$284,682

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	INVESTMENT DIVISIONS
	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND

INVESTMENT INCOME:
Dividends	$334	$3,456

NET INVESTMENT INCOME	334	3,456

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	144	(11,252)
Realized gain distributions		9,880

Net realized gain (loss) on investments	144	(1,372)

Change in net unrealized appreciation
on investments	2,637	46,376

Net realized and unrealized gain on investments	2,781	45,004

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,115	$48,460

The accompanying notes are an integral part of these financial statements.		(Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	ALGER SMALL CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND		AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$	$(255)	$543	$457	$8,959	$3,028
Net realized gain (loss) on investments	50,037	26,158	(330)	(1,266)	(1,701)	(8,426)
Change in net unrealized appreciation (depreciation)
on investments	47,102	(13,317)	7,288	4,120	99,165	99,456

Increase in net assets resulting
from operations	97,139	12,586	7,501	3,311	106,423	94,058

CONTRACT TRANSACTIONS:
Purchase payments received	31,848	1,528	0	2	0	0
Transfers for contract benefits and terminations	(17,874)	(1,658)	(5,166)	(4,312)	(6,313)	(5,321)
Net transfers	199,823	80,406	0	0	(36,717)	(26,829)
Contract maintenance charges	(134)	(59)	(21)	(26)	(324)	(378)
Other, net	0	0	0	172	0	0

Increase (decrease) in net assets resulting from
contract transactions	213,663	80,217	(5,187)	(4,164)	(43,354)	(32,528)

Total increase (decrease) in net assets	310,802	92,803	2,314	(853)	63,069	61,530

NET ASSETS:
Beginning of period	135,441	42,638	22,920	23,773	493,083	431,553

End of period	$446,243	$135,441	$25,234	$22,920	$556,152	$493,083

CHANGES IN UNITS OUTSTANDING:
Units issued	3,081	11,501	4	1,996	186	59,443
Units redeemed	(930)	(12,718)	(356)	(2,299)	(4,061)	(44,929)

Net increase (decrease)	2,151	(1,217)	(352)	(303)	(3,875)	14,514

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	AMERICAN CENTURY INVESTMENTS VP ULTRA FUND		AMERICAN CENTURY INVESTMENTS VP VALUE FUND		AMERICAN CENTURY INVESTMENTS VP VISTA FUND
	2013	2012	2013	2012	2013	2012
		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$97	$(91)	$10,449	$8,842	$	$(259)
Net realized gain on investments	9,986	2,491	20,845	593	2,557	2,906
Change in net unrealized appreciation
on investments	2,635	372	140,649	56,676	25,973	9,449

Increase in net assets resulting
from operations	12,718	2,772	171,943	66,111	28,530	12,096

CONTRACT TRANSACTIONS:
Purchase payments received	2,938	8,883	46,982	37,238	1	12,439
Transfers for contract benefits and terminations	(643)	(1,477)	(21,349)	(7,546)	(3,292)	(3,132)
Net transfers	8,738	2,114	(56,374)	30,706	14,045	(15,434)
Contract maintenance charges	(18)	(28)	(457)	(352)	(72)	(72)
Other, net	0	0	0	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	11,015	9,492	(31,198)	60,046	10,682	(6,199)

Total increase in net assets	23,733	12,264	140,745	126,157	39,212	5,897

NET ASSETS:
Beginning of period	12,264		578,047	451,890	88,366	82,469

End of period	$35,997	$12,264	$718,792	$578,047	$127,578	$88,366

CHANGES IN UNITS OUTSTANDING:
Units issued	4,406	7,248	2,912	30,242	1,602	7,443
Units redeemed	(3,389)	(6,357)	(4,296)	(42,369)	(937)	(8,102)

Net increase (decrease)	1,017	891	(1,384)	(12,127)	665	(659)

(1) For the period January 13, 2012 to December 31, 2012.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND		AMERICAN FUNDS IS GROWTH FUND		AMERICAN FUNDS IS INTERNATIONAL FUND
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$809	$982	$21,922	$16,388	$23,807	$11,715
Net realized gain (loss) on investments	4,918	(3,686)	611,466	29,415	51,619	8,846
Change in net unrealized appreciation
on investments	18,161	21,295	105,958	342,708	269,981	51,681

Increase in net assets resulting
from operations	23,888	18,591	739,346	388,511	345,407	72,242

CONTRACT TRANSACTIONS:
Purchase payments received	0	11,630	134,909	54,208	66,139	828,456
Transfers for contract benefits and terminations	(1,474)	(1,429)	(71,740)	(50,951)	(251,592)	(28,699)
Net transfers	4,069	(7,687)	(1,377,365)	771,005	75,337	607,903
Contract maintenance charges	(47)	(49)	(1,172)	(1,132)	(1,041)	(332)
Other, net	0	0	0	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	2,548	2,465	(1,315,368)	773,130	(111,157)	1,407,328

Total increase (decrease) in net assets	26,436	21,056	(576,022)	1,161,641	234,250	1,479,570

NET ASSETS:
Beginning of period	87,834	66,778	2,908,212	1,746,571	1,625,873	146,303

End of period	$114,270	$87,834	$2,332,190	$2,908,212	$1,860,123	$1,625,873

CHANGES IN UNITS OUTSTANDING:
Units issued	3,947	25,393	81,176	367,172	34,281	227,375
Units redeemed	(3,816)	(23,953)	(177,651)	(240,433)	(44,628)	(71,193)

Net increase (decrease)	131	1,440	(96,475)	126,739	(10,347)	156,182

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	AMERICAN FUNDS IS NEW WORLD FUND		COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND		DAVIS FINANCIAL PORTFOLIO
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$12,626	$540	$2,335	$372	$168	$684
Net realized gain (loss) on investments	11,451	(1,585)	8,612	8,205	2,753	27
Change in net unrealized appreciation
on investments	68,508	11,630	56,463	6,655	4,530	4,705

Increase in net assets resulting
from operations	92,585	10,585	67,410	15,232	7,451	5,416

CONTRACT TRANSACTIONS:
Purchase payments received	78,899	254,252	94	537		4,430
Transfers for contract benefits and terminations	(28,772)	(8,988)	(3,054)	(2,076)	(3,668)	(4,826)
Net transfers	533,595	9,906	(16,297)	203,059	(1,881)	(19,084)
Contract maintenance charges	(308)	(61)	(99)	(63)	(29)	(40)
Other, net	(233)	0	0	0	(102)	0

Increase (decrease) in net assets resulting from
contract transactions	583,181	255,109	(19,356)	201,457	(5,680)	(19,520)

Total increase (decrease) in net assets	675,766	265,694	48,054	216,689	1,771	(14,104)

NET ASSETS:
Beginning of period	307,037	41,343	222,984	6,295	30,000	44,104

End of period	$982,803	$307,037	$271,038	$222,984	$31,771	$30,000

CHANGES IN UNITS OUTSTANDING:
Units issued	38,982	20,825	2,949	31,203	843	5,458
Units redeemed	(4,853)	(5,522)	(4,213)	(18,235)	(1,339)	(7,451)

Net increase (decrease)	34,129	15,303	(1,264)	12,968	(496)	(1,993)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	DAVIS VALUE PORTFOLIO		DREYFUS IP MIDCAP STOCK PORTFOLIO	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
	2013	2012	2012	2013	2012
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,340	$3,864	$282	$	$(108)
Net realized gain on investments	22,139	20,414	26,720	5,215	9,130
Change in net unrealized appreciation (depreciation)
on investments	54,519	5,220	(23,625)	3,549	1,087

Increase in net assets resulting
from operations	78,998	29,498	3,377	8,764	10,109

CONTRACT TRANSACTIONS:
Purchase payments received	0	10,174	1	0	1
Transfers for contract benefits and terminations	(57,721)	(7,696)	(1,031)	(5,076)	(7,491)
Net transfers	969	69,527	(75,602)	(16,993)	(49,676)
Contract maintenance charges	(173)	(182)	(34)	(34)	(59)
Other, net	0	0	0	(126)

Increase (decrease) in net assets resulting from
contract transactions	(56,925)	71,823	(76,666)	(22,229)	(57,225)

Total increase (decrease) in net assets	22,073	101,321	(73,289)	(13,465)	(47,116)

NET ASSETS:
Beginning of period	272,128	170,807	73,289	42,075	89,191

End of period	$294,201	$272,128	$0	$28,610	$42,075

CHANGES IN UNITS OUTSTANDING:
Units issued	3,272	31,238	186	747	3,481
Units redeemed	(7,308)	(25,432)	(6,183)	(1,903)	(7,014)

Net increase (decrease)	(4,036)	5,806	(5,997)	(1,156)	(3,533)

(1) For the period January 1, 2012 to May 23, 2012.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	DREYFUS STOCK INDEX FUND		DREYFUS VIF APPRECIATION PORTFOLIO		DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$286,097	$75,130	$13,603	$21,620	$836	$217
Net realized gain on investments	730,733	775,698	4,913	3,083	3,066	20,247
Change in net unrealized appreciation
on investments	2,923,888	(183,131)	114,760	34,779	9,273	1,015

Increase in net assets resulting
from operations	3,940,718	667,697	133,276	59,482	13,175	21,479

CONTRACT TRANSACTIONS:
Purchase payments received	386,795	204,464		1	1,462	1,367
Transfers for contract benefits and terminations	(518,737)	(728,803)	(8,152)	(6,767)	(14,931)	(3,110)
Net transfers	10,188,966	(563,962)	(7,431)	510	87,371	(68,640)
Contract maintenance charges	(8,146)	(4,113)	(444)	(452)	(97)	(92)
Other, net	(447)	155		0	0	0

Increase (decrease) in net assets resulting from
contract transactions	10,048,431	(1,092,259)	(16,027)	(6,708)	73,805	(70,475)

Total increase (decrease) in net assets	13,989,149	(424,562)	117,249	52,774	86,980	(48,996)

NET ASSETS:
Beginning of period	3,870,328	4,294,890	638,374	585,600	39,050	88,046

End of period	$17,859,477	$3,870,328	$755,623	$638,374	$126,030	$39,050

CHANGES IN UNITS OUTSTANDING:
Units issued	1,000,139	487,877	25	10,040	4,860	5,973
Units redeemed	(196,983)	(535,664)	(251)	(41,936)	(880)	(11,516)

Net increase (decrease)	803,156	(47,787)	(226)	(31,896)	3,980	(5,543)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	DWS GLOBAL SMALL CAP GROWTH VIP		DWS HIGH INCOME VIP		DWS LARGE CAP VALUE VIP
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$388	$347	$4,108	$(2)	$2,187	$2,823
Net realized gain (loss) on investments	11,577	(1,321)	15	24	23,305	4,329
Change in net unrealized appreciation
on investments	8,502	15,798	514	1,558	9,609	13,527

Increase in net assets resulting
from operations	20,467	14,824	4,637	1,580	35,101	20,679

CONTRACT TRANSACTIONS:
Purchase payments received	0	(2)	20,413	29,850	0	16,485
Transfers for contract benefits and terminations	(5,278)	(8,513)	(2,025)	(1,901)	(17,944)	(16,726)
Net transfers	(5,956)	(151,034)		22,592	(42,986)	(294,899)
Contract maintenance charges	(59)	(79)	(87)	(12)	(124)	(149)
Other, net	(80)	0	0	0	(539)

Increase (decrease) in net assets resulting from
contract transactions	(11,373)	(159,628)	18,301	50,529	(61,593)	(295,289)

Total increase (decrease) in net assets	9,094	(144,804)	22,938	52,109	(26,492)	(274,610)

NET ASSETS:
Beginning of period	71,015	215,819	56,916	4,807	172,332	446,942

End of period	$80,109	$71,015	$79,854	$56,916	$145,840	$172,332

CHANGES IN UNITS OUTSTANDING:
Units issued	2,084	6,316	1,329	4,075	10,412	44,385
Units redeemed	(2,861)	(18,114)	(148)	(540)	(16,400)	(74,551)

Net increase (decrease)	(777)	(11,798)	1,181	3,535	(5,988)	(30,166)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	DWS SMALL CAP INDEX VIP		DWS SMALL MID CAP VALUE VIP		FEDERATED HIGH INCOME BOND FUND II
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$32,140	$472	$16,556	$12,627	$3,199	$3,142
Net realized gain on investments	111,108	14,761	231,299	74,017	7,016	237
Change in net unrealized appreciation
on investments	462,192	18,161	235,793	72,643	(7,971)	2,501

Increase in net assets resulting
from operations	605,440	33,394	483,648	159,287	2,244	5,880

CONTRACT TRANSACTIONS:
Purchase payments received	22,512	31,835	136,547	36,587		0
Transfers for contract benefits and terminations	(72,500)	(10,649)	(32,747)	(35,681)	(548)	(581)
Net transfers	1,679,170	(6,824)	(233,475)	124,639	(20,992)	0
Contract maintenance charges	(1,157)	(151)	(606)	(587)	(61)	(77)
Other, net	(207)	0	0	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	1,627,818	14,211	(130,281)	124,958	(21,601)	(658)

Total increase (decrease) in net assets	2,233,258	47,605	353,367	284,245	(19,357)	5,222

NET ASSETS:
Beginning of period	248,140	200,535	1,463,165	1,178,920	46,082	40,860

End of period	$2,481,398	$248,140	$1,816,532	$1,463,165	$26,725	$46,082

CHANGES IN UNITS OUTSTANDING:
Units issued	132,997	33,941	61,894	127,573	3	1,992
Units redeemed	(12,205)	(36,284)	(70,091)	(136,750)	(911)	(2,596)

Net increase (decrease)	120,792	(2,343)	(8,197)	(9,177)	(908)	(604)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	FEDERATED KAUFMANN FUND II		FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$	$(65)	$22,845	$20,600	$406	$1,029
Net realized gain on investments	6,764	3,355	271,758	235,753	92,570	173,560
Change in net unrealized appreciation
on investments	5,401	2,368	464,267	(1,490)	197,523	(29,902)

Increase in net assets resulting
from operations	12,165	5,658	758,870	254,863	290,499	144,687

CONTRACT TRANSACTIONS:
Purchase payments received	0	1	70,538	1,226,127	0	0
Transfers for contract benefits and terminations	(1,285)	(1,213)	(361,805)	(85,996)	(14,818)	(13,209)
Net transfers	(14,913)	(2,764)	(834,789)	265,039	(138,083)	(315,408)
Contract maintenance charges	(61)	(67)	(1,884)	(1,334)	(803)	(845)
Other, net	0	0	(1,056)	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	(16,259)	(4,043)	(1,128,996)	1,403,836	(153,704)	(329,462)

Total increase (decrease) in net assets	(4,094)	1,615	(370,126)	1,658,699	136,795	(184,775)

NET ASSETS:
Beginning of period	33,040	31,425	3,391,773	1,733,074	859,398	1,044,173

End of period	$28,946	$33,040	$3,021,647	$3,391,773	$996,193	$859,398

CHANGES IN UNITS OUTSTANDING:
Units issued	487	5,687	18,889	293,303	36,211	116,177
Units redeemed	(1,537)	(6,025)	(78,289)	(220,654)	(48,134)	(123,958)

Net increase (decrease)	(1,050)	(338)	(59,400)	72,649	(11,923)	(7,781)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MID CAP PORTFOLIO		GREAT-WEST AGGRESSIVE PROFILE I FUND
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$12,919	$11,978	$2,192	$1,226	$7,857	$2,827
Net realized gain (loss) on investments	(4,695)	21,631	116,733	819,119	50,839	82,086
Change in net unrealized appreciation (depreciation)
on investments	(28,648)	(4,775)	155,903	(474,880)	50,541	41,930

Increase (decrease) in net assets resulting
from operations	(20,424)	28,834	274,828	345,465	109,237	126,843

CONTRACT TRANSACTIONS:
Purchase payments received	0	3	24,979	95,108	32,279	35,185
Transfers for contract benefits and terminations	(14,656)	(12,642)	(70,707)	(350,436)	(38,027)	(16,576)
Net transfers	10,508	(16,391)	(1,011,603)	(1,514,519)	(51,986)	(632,121)
Contract maintenance charges	(347)	(322)	(614)	(1,722)	(337)	(706)
Other, net	0	236	(399)	0	0	0

Decrease in net assets resulting from
contract transactions	(4,495)	(29,116)	(1,058,344)	(1,771,569)	(58,071)	(614,218)

Total increase (decrease) in net assets	(24,919)	(282)	(783,516)	(1,426,104)	51,166	(487,375)

NET ASSETS:
Beginning of period	612,727	613,009	1,678,067	3,104,171	401,763	889,138

End of period	$587,808	$612,727	$894,551	$1,678,067	$452,929	$401,763

CHANGES IN UNITS OUTSTANDING:
Units issued	16,451	61,316	4,377	89,659	7,903	114,754
Units redeemed	(17,092)	(73,929)	(39,755)	(228,881)	(11,199)	(158,294)

Net decrease	(641)	(12,613)	(35,378)	(139,222)	(3,296)	(43,540)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	GREAT-WEST ARIEL MIDCAP VALUE FUND		GREAT-WEST ARIEL SMALL-CAP VALUE PORTFOLIO		GREAT-WEST BOND INDEX FUND
	2013	2012	2013	2012	2013
			(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$16,102	$2,739	$37	$3,020	$33,358
Net realized gain on investments	73,886	55,806	343,126	7,936	5,923
Change in net unrealized appreciation (depreciation)
on investments	80,580	(5,065)	(124,991)	133,205	(83,272)

Increase (decrease) in net assets resulting
from operations	170,568	53,480	218,172	144,161	(43,991)

CONTRACT TRANSACTIONS:
Purchase payments received	62	2,749		1,100	417
Transfers for contract benefits and terminations	(37,324)	(4,671)	(23,244)	(10,565)	(55,775)
Net transfers	892,471	(23,745)	(1,048,692)	(9,068)	1,857,013
Contract maintenance charges	(506)	(470)	(899)	(928)	(892)
Other, net	0	0	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	854,703	(26,137)	(1,072,835)	(19,461)	1,800,763

Total increase (decrease) in net assets	1,025,271	27,343	(854,663)	124,700	1,756,772

NET ASSETS:
Beginning of period	277,124	249,781	854,663	729,963	0

End of period	$1,302,395	$277,124	$0	$854,663	$1,756,772

CHANGES IN UNITS OUTSTANDING:
Units issued	25,659	17,347	790	50,758	141,882
Units redeemed	(3,169)	(27,531)	(47,942)	(68,977)	(4,865)

Net increase (decrease)	22,490	(10,184)	(47,152)	(18,219)	137,017

(1) For the period January 1, 2013 to December 18, 2013.
(2) For the period January 16, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	GREAT-WEST CONSERVATIVE PROFILE I FUND		GREAT-WEST INVESCO ADR PORTFOLIO		GREAT-WEST LIFETIME 2015 FUND II
	2013	2012	2013	2012	2013	2012
			(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$8,774	$10,660	$2,032	$22,316	$	$433
Net realized gain (loss) on investments	21,449	(24,414)	(1,752)	(32,372)	66	8,218
Change in net unrealized appreciation (depreciation)
on investments	(246)	56,470	6,887	60,501	(15)	(1,370)

Increase in net assets resulting
from operations	29,977	42,716	7,167	50,445	51	7,281

CONTRACT TRANSACTIONS:
Purchase payments received	39,242	41,533	2,949	18,996	103	442
Transfers for contract benefits and terminations	(92,530)	(13,800)	(1,889)	(7,988)	(22)	(810)
Net transfers	28,741	(103,847)	(219,874)	(354,352)	(1,609)	(78,342)
Contract maintenance charges	(321)	(530)	(59)	(270)	0	(52)
Other, net	0	0	0	0	0	0

Decrease in net assets resulting from
contract transactions	(24,868)	(76,644)	(218,873)	(343,614)	(1,528)	(78,762)

Total increase (decrease) in net assets	5,109	(33,928)	(211,706)	(293,169)	(1,477)	(71,481)

NET ASSETS:
Beginning of period	441,050	474,978	211,706	504,875	1,477	72,958

End of period	$446,159	$441,050	$0	$211,706	$0	$1,477

CHANGES IN UNITS OUTSTANDING:
Units issued	8,425	54,069	1,334	27,394	8	7,093
Units redeemed	(9,806)	(62,031)	(18,693)	(58,278)	(122)	(13,249)

Net decrease	(1,381)	(7,962)	(17,359)	(30,884)	(114)	(6,156)

(1) For the period January 1, 2013 to April 30, 2013.
(2) For the period January 1, 2013 to March 11, 2013.

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	GREAT-WEST LIFETIME 2025 FUND II		GREAT-WEST LIFETIME 2045 FUND II		GREAT-WEST LOOMIS SAYLES BOND FUND
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,687	$1,479	$71	$30	$83,380	$173,688
Net realized gain (loss) on investments	3,338	5,773	99	(36)	170,934	306,373
Change in net unrealized appreciation
on investments	6,655	4,380	398	363	(49,484)	(42,566)

Increase in net assets resulting
from operations	12,680	11,632	568	357	204,830	437,495

CONTRACT TRANSACTIONS:
Purchase payments received	22,449	18,567	661	729	57,657	114,828
Transfers for contract benefits and terminations	(4,645)	(3,854)	(138)	(129)	(100,192)	(54,500)
Net transfers	5,236	(659)	(336)	(939)	(1,735,304)	929,704
Contract maintenance charges	(81)	(126)	(2)	(3)	(2,548)	(3,326)
Other, net	0	0	0	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	22,959	13,928	185	(342)	(1,780,387)	986,706

Total increase (decrease) in net assets	35,639	25,560	753	15	(1,575,557)	1,424,201

NET ASSETS:
Beginning of period	74,611	49,051	2,392	2,377	3,995,085	2,570,884

End of period	$110,250	$74,611	$3,145	$2,392	$2,419,528	$3,995,085

CHANGES IN UNITS OUTSTANDING:
Units issued	2,190	19,906	50	255	12,364	267,659
Units redeemed	(549)	(18,493)	(37)	(284)	(67,696)	(278,582)

Net increase (decrease)	1,641	1,413	13	(29)	(55,332)	(10,923)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	GREAT-WEST LOOMIS SAYLES SMALL-CAP VALUE FUND		GREAT-WEST MFS INTERNATIONAL VALUE FUND		GREAT-WEST MODERATE PROFILE I FUND
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,973	$4,702	$73,530	$5,686	$8,705	$5,669
Net realized gain (loss) on investments	246,774	45,680	72,922	7,545	10,849	(12,831)
Change in net unrealized appreciation (depreciation)
on investments	(98,256)	72,566	504,467	34,884	17,567	61,270

Increase in net assets resulting
from operations	151,491	122,948	650,919	48,115	37,121	54,108

CONTRACT TRANSACTIONS:
Purchase payments received	59,946	2,137	263,306	(1)	6,932	15,894
Transfers for contract benefits and terminations	(14,404)	(28,334)	(114,386)	(4,536)	(23,971)	(10,652)
Net transfers	(470,012)	(113,050)	1,936,772	564,616	1,835	(508,510)
Contract maintenance charges	(178)	(333)	(1,163)	(130)	(182)	(468)
Other, net	(118)	0	(802)	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	(424,766)	(139,580)	2,083,727	559,949	(15,386)	(503,736)

Total increase (decrease) in net assets	(273,275)	(16,632)	2,734,646	608,064	21,735	(449,628)

NET ASSETS:
Beginning of period	810,039	826,671	765,081	157,017	213,285	662,913

End of period	$536,764	$810,039	$3,499,727	$765,081	$235,020	$213,285

CHANGES IN UNITS OUTSTANDING:
Units issued	20,092	37,837	308,462	148,518	5,464	86,840
Units redeemed	(38,636)	(62,889)	(49,831)	(72,517)	(6,085)	(121,002)

Net increase (decrease)	(18,544)	(25,052)	258,631	76,001	(621)	(34,162)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND		GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND		GREAT-WEST MONEY MARKET FUND
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$4,139	$3,053	$6,794	$8,282	$	$(23,042)
Net realized gain (loss) on investments	31,617	(8,035)	19,183	(26,493)	0	0
Change in net unrealized appreciation
on investments	7,121	68,369	3,242	84,568	0	0

Increase (decrease) in net assets resulting
from operations	42,877	63,387	29,219	66,357		(23,042)

CONTRACT TRANSACTIONS:
Purchase payments received	18,451	20,318	30,828	20,312	1,150,817	2,036,837
Transfers for contract benefits and terminations	(75,860)	(11,382)	(33,238)	(12,926)	(586,526)	(396,731)
Net transfers	66,306	(557,932)	43,425	(643,238)	(822,590)	(1,168,963)
Contract maintenance charges	(211)	(565)	(205)	(602)	(6,998)	(10,566)
Other, net	(29)	0	(26)	0	0	468

Increase (decrease) in net assets resulting from
contract transactions	8,657	(549,561)	40,784	(636,454)	(265,297)	461,045

Total increase (decrease) in net assets	51,534	(486,174)	70,003	(570,097)	(265,297)	438,003

NET ASSETS:
Beginning of period	185,810	671,984	224,617	794,714	9,724,543	9,286,540

End of period	$237,344	$185,810	$294,620	$224,617	$9,459,246	$9,724,543

CHANGES IN UNITS OUTSTANDING:
Units issued	8,035	42,824	7,138	54,623	549,460	1,297,616
Units redeemed	(7,359)	(81,260)	(4,989)	(99,102)	(569,848)	(1,343,008)

Net increase (decrease)	676	(38,436)	2,149	(44,479)	(20,388)	(45,392)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND		GREAT-WEST SHORT DURATION BOND FUND		GREAT-WEST SMALL-CAP GROWTH FUND
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,638	$62	$101,030	$132,781	$4,983	$(154)
Net realized gain on investments	28,062	2,238	136,861	63,966	11,194	14,326
Change in net unrealized appreciation (depreciation)
on investments	(5,354)	19,291	(162,009)	77,783	2,628	(4,698)

Increase in net assets resulting
from operations	24,346	21,591	75,882	274,530	18,805	9,474

CONTRACT TRANSACTIONS:
Purchase payments received	21,621	22,433	172,973	215,952	0	0
Transfers for contract benefits and terminations	(4,541)	(5,135)	(145,557)	(151,783)	(546)	(761)
Net transfers	(11,356)	(23,442)	(1,200,110)	28,355	5,465	(34,228)
Contract maintenance charges	(79)	(138)	(2,047)	(1,851)	(72)	(138)
Other, net	0	0	0	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	5,645	(6,282)	(1,174,741)	90,673	4,847	(35,127)

Total increase (decrease) in net assets	29,991	15,309	(1,098,859)	365,203	23,652	(25,653)

NET ASSETS:
Beginning of period	83,190	67,881	6,590,882	6,225,679	36,509	62,162

End of period	$113,181	$83,190	$5,492,023	$6,590,882	$60,161	$36,509

CHANGES IN UNITS OUTSTANDING:
Units issued	1,426	15,569	27,608	595,455	1,006	16,209
Units redeemed	(1,131)	(15,514)	(117,050)	(596,218)	(418)	(17,371)

Net increase (decrease)	295	55	(89,442)	(763)	588	(1,162)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND		GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND		GREAT-WEST TEMPLETON GLOBAL BOND FUND
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$42,252	$15,162	$1,532	$17,635	$47,273	$17,613
Net realized gain on investments	192,287	56,114	171,161	144,530	22,045	7,830
Change in net unrealized appreciation (depreciation)
on investments	241,746	48,893	702,881	223,993	(54,855)	14,791

Increase in net assets resulting
from operations	476,285	120,169	875,574	386,158	14,463	40,234

CONTRACT TRANSACTIONS:
Purchase payments received	158,580	28,331	69,476	437,630	252,614	2,277,061
Transfers for contract benefits and terminations	(40,635)	(14,466)	(62,640)	(102,018)	(23,914)	(50,770)
Net transfers	937,024	(15,573)	(1,661,347)	1,039,018	452,685	202,427
Contract maintenance charges	(1,005)	(595)	(1,345)	(1,977)	(1,203)	(319)
Other, net	0	0	0	0	(127)	0

Increase (decrease) in net assets resulting from
contract transactions	1,053,964	(2,303)	(1,655,856)	1,372,653	680,055	2,428,399

Total increase (decrease) in net assets	1,530,249	117,866	(780,282)	1,758,811	694,518	2,468,633

NET ASSETS:
Beginning of period	827,603	709,737	4,028,474	2,269,663	2,641,792	173,159

End of period	$2,357,852	$827,603	$3,248,192	$4,028,474	$3,336,310	$2,641,792

CHANGES IN UNITS OUTSTANDING:
Units issued	77,242	95,383	47,854	323,319	58,166	204,512
Units redeemed	(17,385)	(106,198)	(129,887)	(269,004)	(10,083)	(30,752)

Net increase (decrease)	59,857	(10,815)	(82,033)	54,315	48,083	173,760

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND		INVESCO V.I. CORE EQUITY FUND		INVESCO V.I. DIVERSIFIED DIVIDEND FUND
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$87,730	$107,245	$11,502	$6,043	$284	$49
Net realized gain (loss) on investments	(55)	83,689	31,205	9,282	829	1,251
Change in net unrealized appreciation (depreciation)
on investments	(172,644)	(82,193)	165,721	77,063	1,072	48

Increase (decrease) in net assets resulting
from operations	(84,969)	108,741	208,428	92,388	2,185	1,348

CONTRACT TRANSACTIONS:
Purchase payments received	42,399	5,638		2	0	1
Transfers for contract benefits and terminations	(47,264)	(37,299)	(13,516)	(11,102)	(279)	(370)
Net transfers	(67,846)	520,602	(87,951)	(4,060)	8,460	(4,341)
Contract maintenance charges	(1,313)	(1,163)	(585)	(615)	(15)	(21)
Other, net	0	195		136	0	0

Increase (decrease) in net assets resulting from
contract transactions	(74,024)	487,973	(102,052)	(15,639)	8,166	(4,731)

Total increase (decrease) in net assets	(158,993)	596,714	106,376	76,749	10,351	(3,383)

NET ASSETS:
Beginning of period	4,030,492	3,433,778	730,314	653,565	3,056	6,439

End of period	$3,871,499	$4,030,492	$836,690	$730,314	$13,407	$3,056

CHANGES IN UNITS OUTSTANDING:
Units issued	20,720	273,046	960	59,751	1,934	10,903
Units redeemed	(24,587)	(320,008)	(6,747)	(60,553)	(955)	(11,698)

Net increase (decrease)	(3,867)	(46,962)	(5,787)	(802)	979	(795)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	INVESCO V.I. GLOBAL HEALTH CARE FUND		INVESCO V.I. GLOBAL REAL ESTATE FUND		INVESCO V.I. INTERNATIONAL GROWTH FUND
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$774	$(239)	$41,607	$318	$30,447	$7,168
Net realized gain (loss) on investments	30,402	31,728	13,636	(927)	26,746	89,286
Change in net unrealized appreciation (depreciation)
on investments	5,269	(4,773)	(44,218)	19,250	348,798	46,083

Increase in net assets resulting
from operations	36,445	26,716	11,025	18,641	405,991	142,537

CONTRACT TRANSACTIONS:
Purchase payments received	0	1,101	88,236	381,551	202,590	37,641
Transfers for contract benefits and terminations	(17,497)	(8,817)	(17,866)	(9,943)	(58,129)	(185,729)
Net transfers	(80,173)	(43,668)	586,851	29,701	1,455,823	269,429
Contract maintenance charges	(163)	(182)	(395)	(87)	(988)	(809)
Other, net	(44)	0	(140)	0	(757)	0

Increase (decrease) in net assets resulting from
contract transactions	(97,877)	(51,566)	656,686	401,222	1,598,539	120,532

Total increase (decrease) in net assets	(61,432)	(24,850)	667,711	419,863	2,004,530	263,069

NET ASSETS:
Beginning of period	135,558	160,408	477,951	58,088	989,206	726,137

End of period	$74,126	$135,558	$1,145,662	$477,951	$2,993,736	$989,206

CHANGES IN UNITS OUTSTANDING:
Units issued	1,331	12,532	28,082	22,172	136,292	168,850
Units redeemed	(6,169)	(17,191)	(6,411)	(14,318)	(14,723)	(158,015)

Net increase (decrease)	(4,838)	(4,659)	21,671	7,854	121,569	10,835

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	INVESCO V.I. MID CAP CORE EQUITY FUND		INVESCO V.I. TECHNOLOGY FUND		JANUS ASPEN BALANCED PORTFOLIO
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,882	$(257)	$	$(136)	$20,298	$15,843
Net realized gain on investments	31,224	9,028	8,885	10,130	50,580	22,262
Change in net unrealized appreciation
on investments	26,670	12,179	7,397	(2,847)	90,192	21,998

Increase in net assets resulting
from operations	59,776	20,950	16,282	7,147	161,070	60,103

CONTRACT TRANSACTIONS:
Purchase payments received	24,184	37,583		(1)	84,553	128,732
Transfers for contract benefits and terminations	(4,361)	(4,160)	(2,550)	(2,509)	(34,634)	(38,578)
Net transfers	2,328	2,413	(24,414)	8,476	47,761	272,760
Contract maintenance charges	(164)	(80)	(123)	(137)	(1,082)	(632)
Other, net	0	0	0	0	(402)	0

Increase (decrease) in net assets resulting from
contract transactions	21,987	35,756	(27,087)	5,829	96,196	362,282

Total increase (decrease) in net assets	81,763	56,706	(10,805)	12,976	257,266	422,385

NET ASSETS:
Beginning of period	240,483	183,777	76,519	63,543	772,863	350,478

End of period	$322,246	$240,483	$65,714	$76,519	$1,030,129	$772,863

CHANGES IN UNITS OUTSTANDING:
Units issued	5,683	23,564	887	11,638	10,416	62,633
Units redeemed	(5,042)	(21,255)	(2,819)	(10,689)	(5,947)	(43,346)

Net increase (decrease)	641	2,309	(1,932)	949	4,469	19,287

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	JANUS ASPEN FLEXIBLE BOND PORTFOLIO		JANUS ASPEN FORTY PORTFOLIO		JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$204,879	$212,919	$4,993	$10,166	$	$(178)
Net realized gain on investments	257,122	107,315	132,935	313,362	4,358	7,200
Change in net unrealized appreciation (depreciation)
on investments	(473,844)	132,302	76,595	(10,001)	11,281	4,722

Increase (decrease) in net assets resulting
from operations	(11,843)	452,536	214,523	313,527	15,639	11,744

CONTRACT TRANSACTIONS:
Purchase payments received	389,876	232,071	13,278	71,448	0	0
Transfers for contract benefits and terminations	(84,217)	(78,865)	(45,427)	(60,530)	(1,502)	(10,669)
Net transfers	(1,481,753)	12,242	(775,421)	(691,124)	(9,061)	(19,624)
Contract maintenance charges	(559)	(997)	(646)	(1,648)	(14)	(65)
Other, net	0	185	(523)	0	(9)	0

Increase (decrease) in net assets resulting from
contract transactions	(1,176,653)	164,636	(808,739)	(681,854)	(10,586)	(30,358)

Total increase (decrease) in net assets	(1,188,496)	617,172	(594,216)	(368,327)	5,053	(18,614)

NET ASSETS:
Beginning of period	6,177,961	5,560,789	1,408,352	1,776,679	53,928	72,542

End of period	$4,989,465	$6,177,961	$814,136	$1,408,352	$58,981	$53,928

CHANGES IN UNITS OUTSTANDING:
Units issued	19,663	440,925	28,433	141,799	669	5,071
Units redeemed	(69,194)	(492,927)	(66,069)	(193,186)	(1,321)	(7,350)

Net decrease	(49,531)	(52,002)	(37,636)	(51,387)	(652)	(2,279)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	JANUS ASPEN OVERSEAS PORTFOLIO		JANUS ASPEN WORLDWIDE PORTFOLIO		NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$10,398	$13,440	$3,549	$1,342	$752	$1,651
Net realized gain (loss) on investments	(364,298)	140,519	46,162	21,043	245,455	23,577
Change in net unrealized appreciation (depreciation)
on investments	471,699	159,885	29,272	46,569	(156,674)	171,440

Increase in net assets resulting
from operations	117,799	313,844	78,983	68,954	89,533	196,668

CONTRACT TRANSACTIONS:
Purchase payments received	3,046	20,594		0	0	(1)
Transfers for contract benefits and terminations	(37,094)	(101,404)	(7,160)	(4,838)	(2,954)	(52,766)
Net transfers	(2,522,333)	(382,616)	(11,316)	(215,726)	(1,704,421)	(7,789)
Contract maintenance charges	(362)	(2,456)	(310)	(248)	(182)	(1,382)
Other, net	0	0	0	0	0	0

Decrease in net assets resulting from
contract transactions	(2,556,743)	(465,882)	(18,786)	(220,812)	(1,707,557)	(61,938)

Total increase (decrease) in net assets	(2,438,944)	(152,038)	60,197	(151,858)	(1,618,024)	134,730

NET ASSETS:
Beginning of period	2,647,922	2,799,960	254,118	405,976	1,723,408	1,588,678

End of period	$208,978	$2,647,922	$314,315	$254,118	$105,384	$1,723,408

CHANGES IN UNITS OUTSTANDING:
Units issued	6,079	146,325	45,315	48,176	3,469	112,366
Units redeemed	(102,093)	(303,561)	(46,495)	(55,082)	(108,788)	(131,061)

Net decrease	(96,014)	(157,236)	(1,180)	(6,906)	(105,319)	(18,695)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO		NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO		NEUBERGER BERMAN AMT MID CAP PORTFOLIO
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$320	$3,412	$7,426	$3,527	$	$(579)
Net realized gain (loss) on investments	427,764	12,902	(86,504)	218,813	19,975	31,174
Change in net unrealized appreciation (depreciation)
on investments	(355,168)	195,671	287,527	(100,974)	58,303	1,575

Increase in net assets resulting
from operations	72,916	211,985	208,449	121,366	78,278	32,170

CONTRACT TRANSACTIONS:
Purchase payments received	0	3	13,199	387,980	0	0
Transfers for contract benefits and terminations	(6,913)	(46,182)	(4,633)	(34,696)	(3,781)	(4,056)
Net transfers	(1,519,947)	0	(755,492)	1,569	(54,323)	(57,697)
Contract maintenance charges	(108)	(602)	(289)	(409)	(441)	(469)
Other, net	0	146	(9)	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	(1,526,968)	(46,635)	(747,224)	354,444	(58,545)	(62,222)

Total increase (decrease) in net assets	(1,454,052)	165,350	(538,775)	475,810	19,733	(30,052)

NET ASSETS:
Beginning of period	1,483,231	1,317,881	1,236,537	760,727	262,994	293,046

End of period	$29,179	$1,483,231	$697,762	$1,236,537	$282,727	$262,994

CHANGES IN UNITS OUTSTANDING:
Units issued	26	97,150	6,198	95,435	748	25,284
Units redeemed	(95,200)	(121,791)	(60,251)	(81,188)	(4,655)	(23,681)

Net increase (decrease)	(95,174)	(24,641)	(54,053)	14,247	(3,907)	1,603

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO		NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO		PIMCO VIT HIGH YIELD PORTFOLIO
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$	$(92)	$109	$5	$25,889	$15,408
Net realized gain on investments	3,297	2,670	3,145	2,427	3,427	5,273
Change in net unrealized appreciation
on investments	11,981	3,462	3,298	2,563	(3,318)	10,530

Increase in net assets resulting
from operations	15,278	6,040	6,552	4,995	25,998	31,211

CONTRACT TRANSACTIONS:
Purchase payments received	1,738	(83)		1,651	12,578	20,635
Transfers for contract benefits and terminations	(1,371)	(1,078)	(16,947)	(812)	(130,357)	(11,301)
Net transfers	(10,998)	(12,477)	(3,456)	(3,600)	87,348	208,676
Contract maintenance charges	(42)	(62)	(28)	(45)	(359)	(265)
Other, net	0	0	0	0	(119)	0

Increase (decrease) in net assets resulting from
contract transactions	(10,673)	(13,700)	(20,431)	(2,806)	(30,909)	217,745

Total increase (decrease) in net assets	4,605	(7,660)	(13,879)	2,189	(4,911)	248,956

NET ASSETS:
Beginning of period	37,190	44,850	31,533	29,344	454,901	205,945

End of period	$41,795	$37,190	$17,654	$31,533	$449,990	$454,901

CHANGES IN UNITS OUTSTANDING:
Units issued	552	23,554	80	8,438	8,995	152,342
Units redeemed	(1,296)	(25,019)	(1,185)	(8,957)	(10,564)	(141,479)

Net increase (decrease)	(744)	(1,465)	(1,105)	(519)	(1,569)	10,863

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	PIMCO VIT LOW DURATION PORTFOLIO		PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$65,643	$69,055	$21,937	$16,013	$185,837	$122,853
Net realized gain (loss) on investments	63,216	95,892	(9,795)	245,084	117,199	259,901
Change in net unrealized appreciation (depreciation)
on investments	(130,094)	33,608	(137,604)	(114,221)	(475,123)	74,367

Increase (decrease) in net assets resulting
from operations	(1,235)	198,555	(125,462)	146,876	(172,087)	457,121

CONTRACT TRANSACTIONS:
Purchase payments received	0	1,803,573	82,409	49,113	164,413	2,645,390
Transfers for contract benefits and terminations	(1,291,195)	(657,196)	(150,783)	(462,937)	(101,756)	(122,217)
Net transfers	(1,557,414)	2,897,035	210,533	(239,569)	287,969	845,083
Contract maintenance charges	(4,245)	(3,371)	(836)	(1,586)	(2,828)	(1,793)
Other, net	0	0	(687)	0	(1,146)	0

Increase (decrease) in net assets resulting from
contract transactions	(2,852,854)	4,040,041	140,636	(654,979)	346,652	3,366,463

Total increase (decrease) in net assets	(2,854,089)	4,238,596	15,174	(508,103)	174,565	3,823,584

NET ASSETS:
Beginning of period	7,143,921	2,905,325	1,180,655	1,688,758	8,250,419	4,426,835

End of period	$4,289,832	$7,143,921	$1,195,829	$1,180,655	$8,424,984	$8,250,419

CHANGES IN UNITS OUTSTANDING:
Units issued	127,922	871,033	41,424	124,190	73,165	609,144
Units redeemed	(323,489)	(598,383)	(33,738)	(171,401)	(53,847)	(434,247)

Net increase (decrease)	(195,567)	272,650	7,686	(47,211)	19,318	174,897

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	PUTNAM VT EQUITY INCOME FUND		PUTNAM VT GLOBAL HEALTH CARE FUND	PUTNAM VT HIGH YIELD FUND
	2013	2012	2012	2013	2012
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$4,260	$3,436	$(4)	$7,306	$3,896
Net realized gain on investments	17,753	3,158	2,780	639	1,364
Change in net unrealized appreciation
on investments	36,176	18,789	(1,426)	180	2,536

Increase in net assets resulting
from operations	58,189	25,383	1,350	8,125	7,796

CONTRACT TRANSACTIONS:
Purchase payments received	20,149	20,119		6,599	6,600
Transfers for contract benefits and terminations	(5,470)	(4,392)		(2,071)	(1,424)
Net transfers	(16,850)	29,993	(81,573)	31,745	55,974
Contract maintenance charges	(195)	(182)		(58)	(51)
Other, net	0	0	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	(2,366)	45,538	(81,573)	36,215	61,099

Total increase (decrease) in net assets	55,823	70,921	(80,223)	44,340	68,895

NET ASSETS:
Beginning of period	169,469	98,548	80,223	73,821	4,926

End of period	$225,292	$169,469	$0	$118,161	$73,821

CHANGES IN UNITS OUTSTANDING:
Units issued	2,973	17,109	0	2,746	13,674
Units redeemed	(2,958)	(14,309)	(8,221)	(777)	(9,899)

Net increase (decrease)	15	2,800	(8,221)	1,969	3,775

(1) For the period January 1, 2012 to October 12, 2012.

The accompanying notes are an integral part of these financial statements.					(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	PUTNAM VT INTERNATIONAL GROWTH FUND		ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO		ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO
	2013	2012	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$364	$379	$729	$(1,138)	$9,012	$(1,720)
Net realized gain (loss) on investments	78	(466)	(13,765)	38,716	93,084	276,438
Change in net unrealized appreciation (depreciation)
on investments	5,343	5,348	57,016	9,881	182,586	(174,157)

Increase in net assets resulting
from operations	5,785	5,261	43,980	47,459	284,682	100,561

CONTRACT TRANSACTIONS:
Purchase payments received	1,462	1,351		60,928	44,622	643,910
Transfers for contract benefits and terminations	(3,076)	(2,521)	(44,113)	(22,669)	(9,483)	(275,997)
Net transfers	3,610	(7,483)	(265,848)	(282,445)	(159,933)	(483,969)
Contract maintenance charges	(25)	(24)	(154)	(320)	(382)	(766)
Other, net	(84)	0	(340)	0	0	0

Increase (decrease) in net assets resulting from
contract transactions	1,887	(8,677)	(310,455)	(244,506)	(125,176)	(116,822)

Total increase (decrease) in net assets	7,672	(3,416)	(266,475)	(197,047)	159,506	(16,261)

NET ASSETS:
Beginning of period	23,396	26,812	492,449	689,496	882,348	898,609

End of period	$31,068	$23,396	$225,974	$492,449	$1,041,854	$882,348

CHANGES IN UNITS OUTSTANDING:
Units issued	418	1,928	5,699	79,960	6,030	80,346
Units redeemed	(301)	(2,498)	(31,979)	(102,599)	(14,385)	(91,324)

Net increase (decrease)	117	(570)	(26,280)	(22,639)	(8,355)	(10,978)

The accompanying notes are an integral part of these financial statements.						(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	INVESTMENT DIVISIONS
	VAN ECK VIP EMERGING MARKETS FUND		VAN ECK VIP GLOBAL HARD ASSETS FUND
	2013	2012	2013	2012

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$334	$(54)	$3,456	$714
Net realized gain (loss) on investments	144	26	(1,372)	(31,874)
Change in net unrealized appreciation (depreciation)
on investments	2,637	4,334	46,376	49,352

Increase in net assets resulting
from operations	3,115	4,306	48,460	18,192

CONTRACT TRANSACTIONS:
Purchase payments received	0	0	63,176	9,405
Transfers for contract benefits and terminations	(732)	(275)	(31,529)	(10,791)
Net transfers	8,999	5,000	388,008	(178,385)
Contract maintenance charges	(4)	(2)	(229)	(185)
Other, net	0	0	(191)

Increase (decrease) in net assets resulting from
contract transactions	8,263	4,723	419,235	(179,956)

Total increase (decrease) in net assets	11,378	9,029	467,695	(161,764)

NET ASSETS:
Beginning of period	21,536	12,507	173,444	335,208

End of period	$32,914	$21,536	$641,139	$173,444

CHANGES IN UNITS OUTSTANDING:
Units issued	235	1,164	9,636	7,929
Units redeemed	(21)	(2,214)	(3,531)	(35,252)

Net increase (decrease)	214	(1,050)	6,105	(27,323)

The accompanying notes are an integral part of these financial statements.				(Concluded)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2013

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The COLI VUL-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is a funding vehicle for variable life insurance policies. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation
Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.
The Series Account classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:
Level 1 - Valuations based on unadjusted quoted prices for identical securities in active markets.
Level 2 - Valuations based on either directly or indirectly observable inputs other than quoted prices included in Level 1. These may include quoted prices for similar assets in active markets.
Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2013, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred.  There were no transfers between Levels 1 and 2 during the year.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of Loans from participant accounts and Loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

Investment Division	Purchases	Sales
Alger Small Cap Growth Portfolio	$355,798	$90,304
American Century Investments VP Income & Growth Fund	543	5,187
American Century Investments VP International Fund	9,646	44,041
American Century Investments VP Ultra Fund	73,259	62,147
American Century Investments VP Value Fund	88,060	108,809
American Century Investments VP Vista Fund	25,896	15,214
American Funds IS Global Small Capitalization Fund	42,039	38,682
American Funds IS Growth Fund	992,128	2,285,574
American Funds IS International Fund	341,396	428,746
American Funds IS New World Fund	676,372	76,707
Columbia Variable Portfolio - Small Cap Value Fund	59,457	76,478
Davis Financial Portfolio	11,116	16,628
Davis Value Portfolio	68,486	103,281
Dreyfus IP Technology Growth Portfolio	13,854	36,083
Dreyfus Stock Index Fund	13,066,587	2,565,795
Dreyfus VIF Appreciation Portfolio	15,210	16,027
Dreyfus VIF International Equity Portfolio	89,332	14,691
DWS Global Small Cap Growth VIP	41,128	47,989
DWS High Income VIP	23,296	887
DWS Large Cap Value VIP	115,633	175,039
DWS Small Cap Index VIP	1,917,307	180,087
DWS Small Mid Cap Value VIP	983,954	1,097,679

Investment Division	Purchases	Sales
Federated High Income Bond Fund II	$3,199	$21,601
Federated Kaufmann Fund II	9,539	22,272
Fidelity VIP Contrafund Portfolio	387,255	1,492,606
Fidelity VIP Growth Portfolio	398,687	551,368
Fidelity VIP Investment Grade Bond Portfolio	338,968	323,155
Fidelity VIP Mid Cap Portfolio	236,877	1,188,481
Great-West Aggressive Profile I Fund	167,066	183,896
Great-West Ariel Midcap Value Fund	1,015,429	101,054
Great-West Ariel Small-Cap Value Fund	13,473	1,086,271
Great-West Bond Index Fund	1,900,171	58,347
Great-West Conservative Profile I Fund	182,658	185,152
Great-West Invesco ADR Fund	17,047	233,888
Great-West Lifetime 2015 Fund II	91	1,619
Great-West Lifetime 2025 Fund II	33,141	4,608
Great-West Lifetime 2045 Fund II	762	450
Great-West Loomis Sayles Bond Fund	505,909	2,179,960
Great-West Loomis Sayles Small-Cap Value Fund	514,630	891,886
Great-West MFS International Value Fund	2,545,413	388,156
Great-West Moderate Profile I Fund	118,163	114,811
Great-West Moderately Aggressive Profile I Fund	157,342	132,564
Great-West Moderately Conservative Porfile I Fund	149,997	91,650
Great-West Money Market Fund	6,848,348	7,113,645
Great-West Mulit-Manager Large Cap Growth Fund	49,041	15,501
Great-West Short Duration Bond Fund	462,240	1,515,818
Great-West Small-Cap Growth Fund	24,426	4,205
Great-West T. Rowe Price Equity/Income Fund	1,517,664	308,394
Great-West T. Rowe Price Midcap Growth Fund	1,329,447	2,724,110
Great-West Templeton Global Bond Fund	858,018	108,983
Great-West U. S. Government Mortgage Sercurities Fund	492,100	478,133
Invesco V.I. Core Equity Fund	23,556	114,106
Invesco V.I. Dividend Growth Fund	16,392	7,942
Invesco V.I. Global Health Care Fund	25,521	122,624
Invesco V.I. Global Real Estate Fund	878,044	179,751
Invesco V.I. International Growth Fund	1,799,832	170,846
Invesco V.I. Mid Cap Core Equity Fund	121,228	78,361
Invesco V.I. Technology Fund	16,537	38,426
Janus Aspen Balanced Portfolio	272,133	112,608
Janus Aspen Flexible Bond Portfolio	726,714	1,603,231
Janus Aspen Forty Portfolio	624,029	1,427,775
Janus Aspen Global Technology Portfolio	11,583	22,169
Janus Aspen Overseas Portfolio	165,906	2,712,251
Janus Aspen Worldwide Portfolio	380,545	395,782
Neuberger Berman AMT Guardian Portfolio	68,291	1,770,319
Neuberger Berman AMT Large Cap Value Portfolio	320	1,526,968
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio	105,753	845,551

Investment Division	Purchases	Sales
Neuberger Berman AMT Mid Cap Portfolio	$9,171	$67,716
Neuberger Berman AMT Small Cap Growth Portfolio	6,813	17,486
Neuberger Berman AMT Socially Responsive Portfolio	1,638	21,960
Pimco VIT High Yield Portfolio	193,611	198,631
Pimco VIT Low Duration Portfolio	1,910,135	4,697,346
Pimco VIT Real Return Portfolio	726,673	554,611
Pimco VIT Total Return Portfolio	1,486,291	879,546
Putnam VT Equity Income Fund	56,187	54,293
Putnam VT High Yield Fund	57,434	13,913
Putnam VT International Growth Fund	7,267	5,016
Royce Capital Fund - Micro-Cap Portfolio	72,385	376,332
Royce Capital Fund - Small-Cap Portfolio	142,367	206,126
Van Eck VIP Emerging Markets Fund	9,334	737
Van Eck VIP Global Hard Assets Fund	663,615	231,044

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $15 per month. This charge compensates the Company for certain administrative costs and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment received. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the Policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.    FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.
The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

Effective October 2012, all bands have been merged into one band for reporting purposes. The Series Account was moved to a new recordkeeping system which allows mortality and expense risk charges to be tracked at the plan level. As a result, it is no longer necessary to use multiple expense bands to capture the range of mortality and expense risks being charged to the Series Account.

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
ALGER SMALL CAP GROWTH PORTFOLIO
(Effective date 05/12/2009)
2013	4		$122.93	to	$122.93	446	0.00%	0.00%	to	0.00%	34.23%	to	34.23%
2012	1		$91.58	to	$91.58	135	0.00%	0.00%	to	0.25%	12.09%	to	12.09%
2011	3		$15.80	to	$15.87	43	0.00%	0.25%	to	0.40%	(3.54)%	to	(3.41)%
2010	0	*	$16.38	to	$16.43	8	0.00%	0.25%	to	0.40%	24.75%	to	25.04%
AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
2013	2		$16.74	to	$16.74	25	2.20%	0.00%	to	0.00%	35.77%	to	35.77%
2012	2		$12.33	to	$12.33	23	1.19%	0.00%	to	0.25%	14.29%	to	14.29%
2011	2		$11.00	to	$11.00	24	1.54%	0.25%	to	0.25%	2.90%	to	2.90%
2010	3		$11.34	to	$10.69	27	1.50%	0.25%	to	0.40%	13.63%	to	13.84%
2009	3		$9.98	to	$9.39	28	4.94%	0.25%	to	0.40%	17.69%	to	17.82%
AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND
2013	45		$12.24	to	$12.24	556	1.73%	0.00%	to	0.00%	22.40%	to	22.40%
2012	49		$10.00	to	$10.00	493	0.45%	0.00%	to	0.25%	18.91%	to	18.91%
2011	35		$12.40	to	$12.40	432	1.34%	0.25%	to	0.25%	(12.24)%	to	(12.24)%
2010	30		$13.17	to	$14.13	422	2.05%	0.25%	to	0.40%	12.85%	to	12.95%
2009	27		$11.67	to	$12.51	343	2.03%	0.25%	to	0.40%	33.22%	to	33.51%
AMERICAN CENTURY INVESTMENTS VP ULTRA FUND
(Effective date 04/19/2002)
2013	2		$18.87	to	$18.87	36	0.28%	0.00%	to	0.00%	37.14%	to	37.14%
2012	1		$13.76	to	$13.76	12	0.00%	0.00%	to	0.25%	13.97%	to	13.97%
AMERICAN CENTURY INVESTMENTS VP VALUE FUND
2013	23		$30.81	to	$30.81	719	1.66%	0.00%	to	0.00%	31.72%	to	31.72%
2012	25		$23.39	to	$23.39	578	1.10%	0.00%	to	0.40%	13.81%	to	13.92%
2011	37		$19.21	to	$11.79	452	2.05%	0.25%	to	0.40%	0.58%	to	0.77%
2010	38		$19.10	to	$11.70	455	2.25%	0.25%	to	0.40%	13.02%	to	13.15%
2009	37		$16.90	to	$10.34	388	4.88%	0.25%	to	0.40%	19.35%	to	19.54%
												(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
AMERICAN CENTURY INVESTMENTS VP VISTA FUND
(Effective date 05/02/2005)
2013	7	$18.87	to	$18.87	128	0.00%	0.00%	to	0.00%	30.14%	to	30.14%
2012	6	$14.50	to	$14.50	88	0.00%	0.00%	to	0.40%	15.22%	to	15.22%
2011	7	$12.21	to	$12.21	82	0.00%	0.40%	to	0.40%	(8.26)%	to	(8.26)%
2010	73	$13.31	to	$13.42	976	0.00%	0.25%	to	0.40%	23.35%	to	23.57%
2009	74	$10.79	to	$10.86	800	0.00%	0.25%	to	0.40%	22.06%	to	22.16%
AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND
(Effective date 05/05/2008)
2013	9	$12.18	to	$12.18	114	0.84%	0.00%	to	0.00%	28.35%	to	28.35%
2012	9	$9.49	to	$9.49	88	0.68%	0.00%	to	0.40%	16.68%	to	16.98%
2011	8	$7.92	to	$13.34	67	1.32%	0.25%	to	0.40%	(19.43)%	to	(19.35)%
2010	3	$9.83	to	$16.54	29	1.96%	0.25%	to	0.40%	21.96%	to	22.07%
2009	1	$8.06	to	$13.55	8	0.42%	0.25%	to	0.40%	60.56%	to	35.50%
AMERICAN FUNDS IS GROWTH FUND
(Effective date 05/05/2008)
2013	155	$15.04	to	$15.04	2,332	0.79%	0.00%	to	0.00%	30.10%	to	30.10%
2012	251	$11.56	to	$11.56	2,908	0.47%	0.00%	to	0.40%	16.78%	to	16.89%
2011	125	$9.09	to	$14.74	1,747	0.76%	0.25%	to	0.40%	(4.62)%	to	(4.47)%
2010	73	$9.53	to	$15.43	967	0.73%	0.25%	to	0.40%	18.24%	to	18.33%
2009	75	$8.06	to	$13.04	835	0.65%	0.25%	to	0.40%	38.73%	to	30.40%
AMERICAN FUNDS IS INTERNATIONAL FUND
(Effective date 05/05/2008)
2013	164	$11.36	to	$11.36	1,860	1.40%	0.00%	to	0.00%	21.63%	to	21.63%
2012	174	$9.34	to	$9.34	1,626	1.48%	0.00%	to	0.40%	16.38%	to	16.47%
2011	18	$7.80	to	$11.90	146	1.65%	0.25%	to	0.40%	(14.38)%	to	(14.20)%
2010	20	$9.11	to	$13.87	182	2.11%	0.25%	to	0.40%	6.80%	to	6.94%
2009	18	$8.53	to	$12.97	158	2.25%	0.25%	to	0.40%	42.64%	to	29.70%
											(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
AMERICAN FUNDS IS NEW WORLD FUND
(Effective date 04/24/2009)
2013	52		$18.78	to	$18.78	983	1.51%	0.00%	to	0.00%	11.39%	to	11.39%
2012	18		$16.86	to	$16.86	307	0.66%	0.00%	to	0.40%	16.40%	to	16.57%
2011	3		$14.16	to	$14.21	41	0.87%	0.25%	to	0.40%	(14.29)%	to	(14.19)%
2010	13		$16.52	to	$16.56	216	1.49%	0.25%	to	0.40%	17.41%	to	17.61%
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND
(Effective date 05/12/2009)
2013	12		$22.35	to	$22.35	271	1.03%	0.00%	to	0.00%	34.23%	to	34.23%
2012	13		$16.65	to	$16.65	223	0.24%	0.00%	to	0.40%	10.15%	to	10.25%
2011	0	*	$14.79	to	$14.85	6	1.44%	0.25%	to	0.40%	(6.33)%	to	(6.19)%
2010	1		$15.79	to	$15.83	23	0.42%	0.25%	to	0.40%	26.22%	to	26.44%
DAVIS FINANCIAL PORTFOLIO
(Effective date 05/02/2005)
2013	2		$15.34	to	$15.34	32	0.61%	0.00%	to	0.00%	31.22%	to	31.22%
2012	3		$11.69	to	$11.69	30	1.05%	0.00%	to	0.25%	17.25%	to	17.25%
2011	5		$9.67	to	$9.67	44	0.86%	0.25%	to	0.25%	(8.25)%	to	(8.25)%
2010	7		$10.45	to	$10.54	69	0.97%	0.25%	to	0.40%	10.70%	to	10.83%
2009	2		$9.44	to	$9.51	22	1.27%	0.25%	to	0.40%	40.69%	to	40.89%
DAVIS VALUE PORTFOLIO
(Effective date 05/02/2005)
2013	17		$17.07	to	$17.07	294	0.87%	0.00%	to	0.00%	33.46%	to	33.46%
2012	21		$12.79	to	$12.79	272	1.02%	0.00%	to	0.40%	11.94%	to	12.10%
2011	15		$11.01	to	$11.12	171	0.63%	0.25%	to	0.40%	(4.59)%	to	(4.47)%
2010	19		$11.54	to	$11.64	219	1.66%	0.25%	to	0.40%	12.37%	to	12.46%
2009	14		$10.27	to	$10.35	143	1.27%	0.25%	to	0.40%	30.66%	to	30.85%
DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
(Effective date 05/02/2005)
2013	1		$23.61	to	$23.61	29	0.00%	0.00%	to	0.00%	32.86%	to	32.86%
2012	2		$17.77	to	$17.77	42	0.00%	0.00%	to	0.25%	16.27%	to	16.27%
2011	6		$15.12	to	$15.12	433	0.00%	0.25%	to	0.25%	(7.97)%	to	(7.97)%
2010	27		$16.29	to	$16.43	433	0.00%	0.25%	to	0.40%	29.39%	to	29.57%
2009	8		$12.59	to	$12.68	106	0.44%	0.25%	to	0.40%	56.98%	to	57.32%
												(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
DREYFUS STOCK INDEX FUND
2013	1,125	$15.87	to	$15.87	17,859	1.90%	0.00%	to	0.00%	32.03%	to	32.03%
2012	322	$12.02	to	$12.02	3,870	1.12%	0.00%	to	0.40%	15.21%	to	15.26%
2011	370	$11.35	to	$11.69	4,295	1.83%	0.25%	to	0.40%	1.43%	to	1.65%
2010	459	$11.19	to	$11.50	5,261	1.81%	0.25%	to	0.40%	14.42%	to	14.54%
2009	523	$9.78	to	$10.04	5,223	2.06%	0.25%	to	0.40%	25.87%	to	25.97%
DREYFUS VIF APPRECIATION PORTFOLIO
2013	10	$77.26	to	$77.26	756	1.95%	0.00%	to	0.00%	21.10%	to	21.10%
2012	10	$63.80	to	$63.80	638	2.07%	0.00%	to	0.25%	10.04%	to	10.04%
2011	42	$13.98	to	$13.98	586	1.67%	0.25%	to	0.25%	8.79%	to	8.79%
2010	45	$13.04	to	$12.85	580	2.10%	0.25%	to	0.40%	14.89%	to	15.04%
2009	45	$11.35	to	$11.17	506	2.46%	0.25%	to	0.40%	22.04%	to	22.21%
DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
2013	6	$20.11	to	$20.11	126	0.99%	0.00%	to	0.00%	17.74%	to	17.74%
2012	2	$17.08	to	$17.08	39	0.30%	0.00%	to	0.40%	21.11%	to	21.31%
2011	8	$11.14	to	$11.25	88	2.14%	0.25%	to	0.40%	(14.96)%	to	(14.90)%
2010	6	$13.10	to	$13.22	81	1.92%	0.25%	to	0.40%	9.53%	to	9.80%
2009	11	$11.96	to	$12.04	137	3.61%	0.25%	to	0.40%	24.84%	to	24.90%
DWS GLOBAL SMALL CAP GROWTH VIP
(Effective date 05/02/2005)
2013	4	$21.15	to	$21.15	80	0.61%	0.00%	to	0.00%	35.93%	to	35.93%
2012	5	$15.56	to	$15.56	71	0.37%	0.00%	to	0.40%	14.50%	to	14.63%
2011	16	$13.13	to	$13.26	216	1.43%	0.25%	to	0.40%	(10.25)%	to	(10.16)%
2010	35	$14.63	to	$14.76	514	0.38%	0.25%	to	0.40%	26.12%	to	26.37%
2009	45	$11.60	to	$11.68	523	1.66%	0.25%	to	0.40%	47.58%	to	47.85%
											(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
DWS HIGH INCOME VIP
(Effective date 04/25/2007)
2013	5		$15.61	to	$15.61	80	6.73%	0.00%	to	0.00%	7.88%	to	7.88%
2012	4		$14.47	to	$14.47	57	0.00%	0.00%	to	0.40%	14.41%	to	14.41%
2011	0	*	$12.04	to	$12.04	5	8.64%	0.40%	to	0.40%	3.53%	to	3.53%
2010	5		$11.63	to	$11.70	53	4.86%	0.25%	to	0.40%	13.57%	to	13.70%
2009	0	*	$10.24	to	$10.29	5	0.00%	0.25%	to	0.40%	39.32%	to	39.62%
DWS LARGE CAP VALUE VIP
(Effective date 05/02/2005)
2013	11		$13.32	to	$13.32	146	1.75%	0.00%	to	0.00%	30.97%	to	30.97%
2012	17		$10.17	to	$10.17	172	0.67%	0.00%	to	0.40%	2.72%	to	3.92%
2011	47		$9.41	to	$9.50	447	1.57%	0.25%	to	0.40%	—%	to	0.11%
2010	56		$9.41	to	$9.49	530	0.36%	0.25%	to	0.40%	12.02%	to	12.17%
2009	43		$8.40	to	$8.46	365	4.07%	0.25%	to	0.40%	24.81%	to	24.96%
DWS SMALL CAP INDEX VIP
(Effective date 04/25/2007)
2013	140		$17.69	to	$17.69	2,481	1.62%	0.00%	to	0.00%	38.64%	to	38.64%
2012	19		$12.76	to	$12.76	248	0.28%	0.00%	to	0.40%	15.17%	to	15.41%
2011	22		$9.17	to	$9.23	201	0.41%	0.25%	to	0.40%	(4.78)%	to	(4.75)%
2010	12		$9.63	to	$9.69	114	0.97%	0.25%	to	0.40%	25.88%	to	26.17%
2009	9		$7.65	to	$7.68	66	0.96%	0.25%	to	0.40%	26.03%	to	26.32%
DWS SMALL MID CAP VALUE VIP
(Effective date 05/01/2006)
2013	92		$19.79	to	$19.79	1,817	1.07%	0.00%	to	0.00%	35.18%	to	35.18%
2012	100		$14.64	to	$14.64	1,463	0.64%	0.00%	to	0.40%	13.09%	to	13.29%
2011	109		$10.72	to	$10.81	1,179	1.02%	0.25%	to	0.40%	(6.38)%	to	(6.33)%
2010	84		$11.45	to	$11.54	966	1.26%	0.25%	to	0.40%	22.59%	to	22.77%
2009	83		$9.34	to	$9.40	779	1.60%	0.25%	to	0.40%	29.18%	to	29.48%
												(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
FEDERATED HIGH INCOME BOND FUND II
2013	1	$24.88	to	$24.88	27	8.99%	0.00%	to	0.00%	7.01%	to	7.01%
2012	2	$23.25	to	$23.25	46	4.15%	0.00%	to	0.25%	14.00%	to	14.00%
2011	3	$15.80	to	$15.80	41	9.16%	0.25%	to	0.25%	4.91%	to	4.91%
2010	3	$18.87	to	$15.06	45	8.12%	0.25%	to	0.40%	14.29%	to	14.44%
2009	3	$16.51	to	$13.16	39	10.35%	0.25%	to	0.40%	52.17%	to	52.49%
FEDERATED KAUFMANN FUND II
(Effective date 03/08/2010)
2013	2	$16.53	to	$16.53	29	0.00%	0.00%	to	0.00%	40.08%	to	40.08%
2012	3	$11.80	to	$11.80	33	0.00%	0.00%	to	0.25%	16.73%	to	16.73%
2011	3	$10.01	to	$10.01	31	1.05%	0.25%	to	0.25%	(13.48)%	to	(13.48)%
2010	3	$11.56	to	$11.57	40	0.00%	0.25%	to	0.40%	15.60%	to	15.70%
FIDELITY VIP CONTRAFUND PORTFOLIO
2013	126	$23.90	to	$23.90	3,022	0.84%	0.00%	to	0.00%	30.96%	to	30.96%
2012	186	$18.25	to	$18.25	3,392	0.74%	0.00%	to	0.40%	15.68%	to	15.83%
2011	113	$16.61	to	$13.35	1,733	0.71%	0.25%	to	0.40%	(3.15)%	to	(2.98)%
2010	130	$17.15	to	$13.76	2,143	0.88%	0.25%	to	0.40%	16.43%	to	16.61%
2009	167	$14.73	to	$11.80	2,370	1.13%	0.25%	to	0.40%	34.89%	to	35.17%
FIDELITY VIP GROWTH PORTFOLIO
2013	69	$14.48	to	$14.48	996	0.04%	0.00%	to	0.00%	36.09%	to	36.09%
2012	81	$10.64	to	$10.64	859	0.17%	0.00%	to	0.25%	14.62%	to	14.62%
2011	89	$11.80	to	$11.80	1,044	0.14%	0.25%	to	0.25%	(0.25)%	to	(0.25)%
2010	80	$8.94	to	$11.83	951	0.03%	0.25%	to	0.40%	23.31%	to	23.62%
2009	65	$7.25	to	$9.57	621	0.19%	0.25%	to	0.40%	27.42%	to	27.60%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2013	31	$19.08	to	$19.08	588	1.89%	0.00%	to	0.00%	(2.10)%	to	(2.10)%
2012	31	$19.49	to	$19.49	613	1.27%	0.00%	to	0.25%	5.31%	to	5.31%
2011	44	$13.91	to	$13.91	613	3.15%	0.25%	to	0.25%	6.75%	to	6.75%
2010	51	$16.56	to	$13.03	666	3.49%	0.25%	to	0.40%	6.77%	to	7.24%
2009	46	$15.51	to	$12.15	562	15.07%	0.25%	to	0.40%	15.32%	to	15.17%
											(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
FIDELITY VIP MID CAP PORTFOLIO
2013	23	$39.16	to	$39.16	895	0.27%	0.00%	to	0.00%	35.88%	to	35.88%
2012	58	$28.82	to	$28.82	1,678	0.17%	0.00%	to	0.40%	13.73%	to	13.79%
2011	197	$17.59	to	$14.73	3,104	0.02%	0.25%	to	0.40%	(11.21)%	to	(11.05)%
2010	220	$19.81	to	$16.56	3,969	0.12%	0.25%	to	0.40%	28.05%	to	28.27%
2009	220	$15.47	to	$12.91	3,083	0.47%	0.25%	to	0.40%	39.12%	to	39.42%
GREAT-WEST AGGRESSIVE PROFILE I FUND
2013	23	$19.64	to	$19.64	453	1.81%	0.00%	to	0.00%	28.79%	to	28.79%
2012	26	$15.25	to	$15.25	402	0.34%	0.00%	to	0.40%	15.48%	to	15.63%
2011	70	$14.39	to	$11.81	889	0.96%	0.25%	to	0.40%	(4.77)%	to	(4.68)%
2010	62	$15.11	to	$12.39	877	0.72%	0.25%	to	0.40%	15.08%	to	15.26%
2009	48	$13.13	to	$10.75	619	0.75%	0.25%	to	0.40%	32.49%	to	32.72%
GREAT-WEST ARIEL MIDCAP VALUE FUND
2013	33	$39.73	to	$39.73	1,302	4.32%	0.00%	to	0.00%	47.53%	to	47.53%
2012	10	$26.93	to	$26.93	277	0.62%	0.00%	to	0.25%	18.66%	to	18.66%
2011	20	$12.20	to	$12.20	250	0.41%	0.25%	to	0.25%	(7.08)%	to	(7.08)%
2010	21	$23.82	to	$13.13	281	0.10%	0.25%	to	0.40%	19.04%	to	19.26%
2009	28	$20.01	to	$11.01	313	0.17%	0.25%	to	0.40%	62.68%	to	62.87%
GREAT-WEST BOND INDEX FUND
(Effective date 04/24/2009)
2013	137	$12.82	to	$12.82	1,757	1.93%	0.00%	to	0.00%	(2.38)%	to	(2.38)%
GREAT-WEST CONSERVATIVE PROFILE I FUND
2013	22	$20.42	to	$20.42	446	2.22%	0.00%	to	0.00%	7.53%	to	7.53%
2012	23	$18.99	to	$18.99	441	1.43%	0.00%	to	0.40%	8.46%	to	8.62%
2011	31	$16.98	to	$13.35	475	2.13%	0.25%	to	0.40%	0.71%	to	0.75%
2010	27	$16.86	to	$13.25	405	2.29%	0.25%	to	0.40%	8.29%	to	8.52%
2009	17	$15.57	to	$12.21	255	3.19%	0.25%	to	0.40%	19.86%	to	20.06%
GREAT-WEST LIFETIME 2025 FUND II
(Effective date 09/29/2009)
2013	7	$15.11	to	$15.11	110	2.84%	0.00%	to	0.00%	14.56%	to	14.56%
2012	6	$13.19	to	$13.19	75	0.94%	0.00%	to	0.40%	13.09%	to	13.22%
2011	4	$11.56	to	$11.56	49	5.28%	0.40%	to	0.40%	(1.37)%	to	(1.37)%
2010	1	$11.72	to	$11.75	15	0.98%	0.25%	to	0.40%	12.69%	to	12.98%
											(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
GREAT-WEST LIFETIME 2045 FUND II
(Effective date 09/29/2009)
2013	0	*	$16.38	to	$16.38	3	2.55%	0.00%	to	0.00%	22.60%	to	22.60%
2012	0	*	$13.36	to	$13.36	2	0.86%	0.00%	to	0.40%	15.45%	to	15.45%
2011	0	*	$11.45	to	$11.45	2	1.21%	0.40%	to	0.40%	(4.50)%	to	(4.50)%
2010	1		$11.99	to	$12.01	14	1.26%	0.25%	to	0.40%	14.63%	to	14.71%
GREAT-WEST LOOMIS SAYLES BOND FUND
2013	71		$34.28	to	$34.28	2,420	3.46%	0.00%	to	0.00%	8.04%	to	8.04%
2012	126		$31.73	to	$31.73	3,995	3.16%	0.00%	to	0.40%	15.14%	to	15.21%
2011	137		$26.92	to	$15.73	2,571	5.82%	0.25%	to	0.40%	3.98%	to	4.17%
2010	147		$25.89	to	$15.10	2,597	7.31%	0.25%	to	0.40%	12.32%	to	12.52%
2009	113		$23.05	to	$13.42	1,784	5.11%	0.25%	to	0.40%	37.94%	to	38.07%
GREAT-WEST LOOMIS SAYLES SMALL-CAP VALUE FUND
2013	18		$29.97	to	$29.97	537	0.63%	0.00%	to	0.00%	34.88%	to	34.88%
2012	36		$22.22	to	$22.22	810	0.45%	0.00%	to	0.40%	15.04%	to	15.22%
2011	62		$15.55	to	$13.43	827	0.17%	0.25%	to	0.40%	(2.45)%	to	(2.33)%
2010	60		$15.94	to	$13.75	840	0.46%	0.25%	to	0.40%	23.47%	to	23.65%
2009	72		$12.91	to	$11.12	826	0.38%	0.25%	to	0.40%	27.44%	to	27.52%
GREAT-WEST MFS INTERNATIONAL VALUE FUND
(Effective date 04/25/2007)
2013	359		$9.75	to	$9.75	3,500	2.61%	0.00%	to	0.00%	28.12%	to	28.12%
2012	100		$7.61	to	$7.61	765	0.89%	0.00%	to	0.40%	15.75%	to	15.96%
2011	24		$6.37	to	$6.42	157	1.60%	0.25%	to	0.40%	(2.30)%	to	(2.13)%
2010	4		$6.52	to	$6.56	27	2.71%	0.25%	to	0.40%	8.67%	to	8.97%
2009	2		$6.00	to	$6.02	9	1.06%	0.25%	to	0.40%	31.29%	to	31.44%
GREAT-WEST MODERATE PROFILE I FUND
2013	11		$20.52	to	$20.52	235	3.45%	0.00%	to	0.00%	16.19%	to	16.19%
2012	12		$17.66	to	$17.66	213	0.86%	0.00%	to	0.40%	11.51%	to	11.59%
2011	46		$16.57	to	$13.28	663	1.38%	0.25%	to	0.40%	(1.66)%	to	(1.48)%
2010	48		$16.85	to	$13.48	799	1.42%	0.25%	to	0.40%	11.07%	to	11.22%
2009	36		$15.17	to	$12.12	542	1.62%	0.25%	to	0.40%	23.94%	to	24.18%
												(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
2013	12	$20.17	to	$20.17	237	1.75%	0.00%	to	0.00%	20.42%	to	20.42%
2012	11	$16.75	to	$16.75	186	0.55%	0.00%	to	0.40%	13.07%	to	13.21%
2011	50	$15.91	to	$12.95	672	1.42%	0.25%	to	0.40%	(2.57)%	to	(2.41)%
2010	37	$16.33	to	$13.27	575	1.21%	0.25%	to	0.40%	12.70%	to	12.84%
2009	33	$14.49	to	$11.76	447	1.24%	0.25%	to	0.40%	28.12%	to	28.24%
GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
2013	15	$20.21	to	$20.21	295	2.56%	0.00%	to	0.00%	11.84%	to	11.84%
2012	12	$18.07	to	$18.07	225	0.98%	0.00%	to	0.40%	10.00%	to	10.13%
2011	57	$16.50	to	$13.48	795	1.92%	0.25%	to	0.40%	(0.48)%	to	(0.37)%
2010	43	$16.58	to	$13.53	675	1.80%	0.25%	to	0.40%	9.58%	to	9.82%
2009	25	$15.13	to	$12.32	371	2.45%	0.25%	to	0.40%	21.62%	to	21.74%
GREAT-WEST MONEY MARKET FUND
2013	727	$13.01	to	$13.01	9,459	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
2012	747	$13.01	to	$13.01	9,725	0.00%	0.00%	to	0.40%	(0.32)%	to	(0.18)%
2011	793	$12.56	to	$11.27	9,287	0.00%	0.25%	to	0.40%	(0.40)%	to	(0.27)%
2010	678	$12.61	to	$11.30	8,012	0.00%	0.25%	to	0.40%	(0.39)%	to	(0.26)%
2009	633	$12.66	to	$11.33	7,534	0.01%	0.25%	to	0.40%	(0.39)%	to	(0.18)%
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
(Effective date 04/24/2009)
2013	6	$20.08	to	$20.08	113	1.78%	0.00%	to	0.00%	28.88%	to	28.88%
2012	5	$15.58	to	$15.58	83	0.16%	0.00%	to	0.40%	19.65%	to	19.65%
2011	5	$12.84	to	$12.84	68	0.02%	0.40%	to	0.40%	(9.83)%	to	(9.83)%
2010	4	$14.24	to	$14.28	51	0.08%	0.25%	to	0.40%	8.12%	to	8.35%
GREAT-WEST SHORT DURATION BOND FUND
(Effective date 04/25/2007)
2013	413	$13.31	to	$13.31	5,492	1.86%	0.00%	to	0.00%	1.37%	to	1.37%
2012	502	$13.13	to	$13.13	6,591	1.26%	0.00%	to	0.25%	4.47%	to	4.47%
2011	503	$12.31	to	$12.40	6,226	2.72%	0.25%	to	0.40%	2.50%	to	2.65%
2010	205	$12.01	to	$12.08	2,468	3.69%	0.25%	to	0.40%	6.76%	to	6.90%
2009	190	$11.25	to	$11.30	2,139	4.32%	0.25%	to	0.40%	9.54%	to	9.82%
											(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
GREAT-WEST SMALL-CAP GROWTH FUND
2013	5	$12.41	to	$12.41	60	9.69%	0.00%	to	0.00%	44.81%	to	44.81%
2012	4	$8.57	to	$8.57	37	0.00%	0.00%	to	0.25%	14.77%	to	14.77%
2011	5	$11.47	to	$11.47	62	0.00%	0.25%	to	0.25%	(0.78)%	to	(0.78)%
2010	109	$10.91	to	$11.56	1,256	0.00%	0.25%	to	0.40%	23.28%	to	23.37%
2009	118	$8.85	to	$9.37	1,101	0.00%	0.25%	to	0.40%	31.50%	to	31.79%
GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND
2013	110	$21.42	to	$21.42	2,358	2.19%	0.00%	to	0.00%	30.05%	to	30.05%
2012	50	$16.47	to	$16.47	828	1.23%	0.00%	to	0.25%	16.34%	to	16.34%
2011	61	$13.52	to	$11.53	710	1.93%	0.25%	to	0.40%	(1.24)%	to	(1.11)%
2010	49	$13.69	to	$11.66	595	1.80%	0.25%	to	0.40%	14.56%	to	14.76%
2009	40	$11.95	to	$10.16	432	1.73%	0.25%	to	0.40%	24.74%	to	24.97%
GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND
2013	119	$27.37	to	$27.37	3,248	0.06%	0.00%	to	0.00%	36.37%	to	36.37%
2012	201	$20.07	to	$20.07	4,028	0.41%	0.00%	to	0.40%	13.18%	to	13.24%
2011	146	$16.97	to	$15.34	2,270	1.65%	0.25%	to	0.40%	(2.13)%	to	(1.92)%
2010	17	$17.34	to	$15.64	290	0.00%	0.25%	to	0.40%	27.03%	to	27.26%
2009	15	$13.65	to	$12.29	200	0.00%	0.25%	to	0.40%	44.29%	to	44.42%
GREAT-WEST TEMPLETON GLOBAL BOND FUND
(Effective date 05/05/2008)
2013	236	$14.14	to	$14.14	3,336	1.54%	0.00%	to	0.00%	0.57%	to	0.57%
2012	188	$14.06	to	$14.06	2,642	3.11%	0.00%	to	0.40%	13.97%	to	14.11%
2011	14	$12.07	to	$12.38	173	5.85%	0.25%	to	0.40%	(2.03)%	to	(1.90)%
2010	8	$11.16	to	$11.41	88	1.83%	0.25%	to	0.40%	14.34%	to	14.10%
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
2013	193	$20.04	to	$20.04	3,871	2.23%	0.00%	to	0.00%	(2.05)%	to	(2.05)%
2012	197	$20.46	to	$20.46	4,030	1.72%	0.00%	to	0.25%	2.94%	to	2.94%
2011	244	$18.96	to	$14.07	3,434	3.36%	0.25%	to	0.40%	5.27%	to	5.47%
2010	250	$18.01	to	$13.34	3,391	3.68%	0.25%	to	0.40%	5.14%	to	5.29%
2009	239	$17.13	to	$12.67	3,140	4.20%	0.25%	to	0.40%	5.61%	to	5.76%
											(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
INVESCO V.I. CORE EQUITY FUND
2013	45		$18.53	to	$18.53	837	1.40%	0.00%	to	0.00%	29.22%	to	29.22%
2012	51		$14.34	to	$14.34	730	0.57%	0.00%	to	0.25%	13.32%	to	13.32%
2011	52		$12.63	to	$12.63	654	1.15%	0.25%	to	0.25%	(0.32)%	to	(0.32)%
2010	130		$13.01	to	$12.67	1,642	0.97%	0.25%	to	0.40%	9.42%	to	9.32%
2009	124		$11.89	to	$11.59	1,437	1.89%	0.25%	to	0.40%	27.44%	to	27.92%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND
(Effective date 06/15/2007)
2013	1		$9.60	to	$9.60	13	3.26%	0.00%	to	0.00%	30.97%	to	30.97%
2012	0	*	$7.33	to	$7.33	3	0.25%	0.00%	to	0.25%	18.10%	to	18.10%
2011	1		$5.31	to	$5.31	6	0.19%	0.25%	to	0.25%	(2.39)%	to	(2.39)%
2010	1		$6.09	to	$5.44	7	0.06%	0.25%	to	0.40%	9.93%	to	10.12%
2009	1		$5.54	to	$4.94	7	5.73%	0.25%	to	0.40%	26.77%	to	26.99%
INVESCO V.I. GLOBAL HEALTH CARE FUND
2013	3		$24.06	to	$24.06	74	0.76%	0.00%	to	0.00%	40.54%	to	40.54%
2012	8		$17.12	to	$17.12	136	0.00%	0.00%	to	0.25%	19.99%	to	19.99%
2011	13		$12.75	to	$12.75	160	0.00%	0.25%	to	0.25%	3.66%	to	3.66%
2010	16		$13.15	to	$12.30	201	0.00%	0.25%	to	0.40%	4.86%	to	5.04%
2009	12		$12.54	to	$11.71	153	0.36%	0.25%	to	0.40%	27.18%	to	27.28%
INVESCO V.I. GLOBAL REAL ESTATE FUND
(Effective date 04/25/2007)
2013	38		$30.21	to	$30.21	1,146	3.94%	0.00%	to	0.00%	2.72%	to	2.72%
2012	16		$29.41	to	$29.41	478	0.33%	0.00%	to	0.40%	27.18%	to	27.18%
2011	8		$6.88	to	$6.93	58	3.11%	0.25%	to	0.40%	(6.90)%	to	(6.73)%
2010	12		$7.39	to	$7.43	90	5.39%	0.25%	to	0.40%	16.93%	to	17.19%
2009	5		$6.32	to	$6.34	29	0.00%	0.25%	to	0.40%	31.12%	to	31.26%
INVESCO V.I. INTERNATIONAL GROWTH FUND
(Effective date 05/01/2006)
2013	200		$14.94	to	$14.94	2,994	1.34%	0.00%	to	0.00%	19.04%	to	19.04%
2012	79		$12.55	to	$12.55	989	0.55%	0.00%	to	0.40%	14.40%	to	14.58%
2011	68		$10.62	to	$10.71	726	1.53%	0.25%	to	0.40%	(7.17)%	to	(7.03)%
2010	80		$11.44	to	$11.52	916	2.31%	0.25%	to	0.40%	12.49%	to	12.61%
2009	103		$10.17	to	$10.23	1,053	1.61%	0.25%	to	0.40%	34.70%	to	34.96%
												(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
INVESCO V.I. MID CAP CORE EQUITY FUND
(Effective date 04/24/2009)
2013	17	$19.45	to	$19.45	322	0.78%	0.00%	to	0.00%	28.81%	to	28.81%
2012	16	$15.10	to	$15.10	240	0.03%	0.00%	to	0.40%	10.36%	to	10.40%
2011	14	$13.46	to	$13.52	184	0.14%	0.25%	to	0.40%	(6.79)%	to	(6.63)%
2010	1	$14.44	to	$14.48	11	0.54%	0.25%	to	0.40%	13.70%	to	13.84%
INVESCO V.I. TECHNOLOGY FUND
2013	4	$15.54	to	$15.54	66	0.00%	0.00%	to	0.00%	25.12%	to	25.12%
2012	6	$12.42	to	$12.42	77	0.00%	0.00%	to	0.25%	11.84%	to	11.84%
2011	5	$12.19	to	$12.19	64	0.18%	0.25%	to	0.25%	(5.36)%	to	(5.36)%
2010	5	$11.35	to	$12.88	59	0.00%	0.25%	to	0.40%	20.74%	to	21.05%
2009	3	$9.40	to	$10.64	35	0.00%	0.25%	to	0.40%	56.93%	to	56.93%
JANUS ASPEN BALANCED PORTFOLIO
2013	45	$22.71	to	$22.71	1,030	2.30%	0.00%	to	0.00%	20.16%	to	20.16%
2012	41	$18.90	to	$18.90	773	1.88%	0.00%	to	0.40%	12.99%	to	13.08%
2011	22	$18.54	to	$15.23	350	2.57%	0.25%	to	0.40%	1.26%	to	1.40%
2010	28	$18.31	to	$15.02	431	2.45%	0.25%	to	0.40%	7.96%	to	8.14%
2009	40	$16.96	to	$13.89	587	2.80%	0.25%	to	0.40%	25.35%	to	25.59%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2013	209	$23.83	to	$23.83	4,989	4.17%	0.00%	to	0.00%	(0.13)%	to	(0.13)%
2012	259	$23.86	to	$23.86	6,178	2.18%	0.00%	to	0.40%	7.80%	to	7.92%
2011	311	$21.50	to	$15.46	5,561	7.45%	0.25%	to	0.40%	6.33%	to	6.47%
2010	310	$20.22	to	$14.52	5,173	6.45%	0.25%	to	0.40%	7.55%	to	7.72%
2009	289	$18.80	to	$13.48	4,390	4.45%	0.25%	to	0.40%	12.78%	to	12.90%
JANUS ASPEN FORTY PORTFOLIO
2013	30	$27.47	to	$27.47	814	0.65%	0.00%	to	0.00%	31.18%	to	31.18%
2012	67	$20.94	to	$20.94	1,408	0.49%	0.00%	to	0.40%	23.72%	to	23.79%
2011	119	$16.22	to	$13.70	1,777	0.29%	0.25%	to	0.40%	(7.05)%	to	(6.93)%
2010	283	$17.45	to	$14.72	4,439	0.36%	0.25%	to	0.40%	6.27%	to	6.51%
2009	274	$16.42	to	$13.82	4,012	0.04%	0.25%	to	0.40%	45.83%	to	45.93%
											(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
(Effective date 05/05/2008)
2013	3	$21.84	to	$21.84	59	0.00%	0.00%	to	0.00%	35.82%	to	35.82%
2012	3	$16.08	to	$16.08	54	0.00%	0.00%	to	0.40%	19.26%	to	19.37%
2011	6	$10.59	to	$14.93	73	0.00%	0.25%	to	0.40%	(9.02)%	to	(8.91)%
2010	6	$11.64	to	$16.39	71	0.00%	0.25%	to	0.40%	24.36%	to	24.54%
2009	3	$9.36	to	$13.16	29	0.00%	0.25%	to	0.40%	56.52%	to	31.60%
JANUS ASPEN OVERSEAS PORTFOLIO
(Effective date 05/01/2006)
2013	7	$29.42	to	$29.42	209	2.70%	0.00%	to	0.00%	14.56%	to	14.56%
2012	103	$25.68	to	$25.68	2,648	0.40%	0.00%	to	0.40%	12.22%	to	12.38%
2011	260	$10.68	to	$10.77	2,800	0.47%	0.25%	to	0.40%	(32.41)%	to	(32.35)%
2010	288	$15.80	to	$15.92	4,575	0.74%	0.25%	to	0.40%	24.80%	to	25.06%
2009	216	$12.66	to	$12.73	2,741	0.57%	0.25%	to	0.40%	78.81%	to	79.04%
JANUS ASPEN WORLDWIDE PORTFOLIO
2013	31	$10.20	to	$10.20	314	1.07%	0.00%	to	0.00%	28.46%	to	28.46%
2012	32	$7.94	to	$7.94	254	0.41%	0.00%	to	0.25%	18.46%	to	18.46%
2011	39	$10.43	to	$10.43	406	0.60%	0.25%	to	0.25%	(14.01)%	to	(14.01)%
2010	42	$10.43	to	$12.13	513	0.60%	0.25%	to	0.40%	15.38%	to	15.63%
2009	34	$9.04	to	$10.49	353	1.43%	0.25%	to	0.40%	37.18%	to	37.30%
NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
2013	5	$21.72	to	$21.72	105	0.55%	0.00%	to	0.00%	38.87%	to	38.87%
2012	110	$15.64	to	$15.64	1,723	0.16%	0.00%	to	0.25%	11.86%	to	11.86%
2011	129	$12.33	to	$12.33	1,589	0.44%	0.25%	to	0.25%	(3.14)%	to	(3.14)%
2010	168	$15.92	to	$12.73	2,136	0.42%	0.25%	to	0.40%	18.54%	to	18.64%
2009	177	$13.43	to	$10.73	1,900	1.16%	0.25%	to	0.40%	29.13%	to	29.43%
NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
2013	1	$20.12	to	$20.12	29	0.30%	0.00%	to	0.00%	31.07%	to	31.07%
2012	97	$15.35	to	$15.35	1,483	0.24%	0.00%	to	0.25%	15.51%	to	15.51%
2011	121	$10.87	to	$10.87	1,318	0.00%	0.25%	to	0.25%	(11.55)%	to	(11.55)%
2010	124	$15.53	to	$12.29	1,528	0.67%	0.25%	to	0.40%	16.07%	to	15.40%
2009	154	$13.38	to	$10.65	1,637	3.33%	0.25%	to	0.40%	54.33%	to	55.70%
											(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO
(Effective date 05/01/2006)
2013	38	$18.44	to	$18.44	698	1.22%	0.00%	to	0.00%	37.00%	to	37.00%
2012	92	$13.46	to	$13.46	1,237	0.35%	0.00%	to	0.40%	14.75%	to	14.85%
2011	78	$9.72	to	$9.80	761	0.61%	0.25%	to	0.40%	(6.90)%	to	(6.76)%
2010	84	$10.44	to	$10.51	883	0.75%	0.25%	to	0.40%	25.63%	to	25.87%
2009	85	$8.31	to	$8.35	712	1.86%	0.25%	to	0.40%	46.05%	to	46.23%
NEUBERGER BERMAN AMT MID CAP PORTFOLIO
2013	17	$16.90	to	$16.90	283	0.00%	0.00%	to	0.00%	32.55%	to	32.55%
2012	21	$12.75	to	$12.75	263	0.00%	0.00%	to	0.25%	12.27%	to	12.27%
2011	19	$15.40	to	$15.40	293	0.00%	0.25%	to	0.25%	0.26%	to	0.26%
2010	20	$16.04	to	$15.36	306	0.00%	0.25%	to	0.40%	28.53%	to	28.75%
2009	15	$12.48	to	$11.93	179	0.00%	0.25%	to	0.40%	31.09%	to	31.24%
NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO
2013	3	$16.71	to	$16.71	42	0.00%	0.00%	to	0.00%	45.81%	to	45.81%
2012	3	$11.46	to	$11.46	37	0.00%	0.00%	to	0.25%	9.08%	to	9.08%
2011	5	$9.52	to	$9.52	45	0.00%	0.25%	to	0.25%	(1.35)%	to	(1.35)%
2010	19	$10.36	to	$9.65	199	0.00%	0.25%	to	0.40%	19.08%	to	19.28%
2009	31	$8.70	to	$8.09	270	0.00%	0.25%	to	0.40%	22.36%	to	22.58%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
2013	1	$23.29	to	$23.29	18	0.58%	0.00%	to	0.00%	37.57%	to	37.57%
2012	2	$16.93	to	$16.93	32	0.04%	0.00%	to	0.25%	10.05%	to	10.05%
2011	2	$12.32	to	$12.32	29	0.34%	0.25%	to	0.25%	(3.30)%	to	(3.30)%
2010	2	$16.73	to	$12.74	27	0.03%	0.25%	to	0.40%	22.30%	to	22.50%
2009	3	$13.68	to	$10.40	29	2.05%	0.25%	to	0.40%	30.91%	to	31.15%
PIMCO VIT HIGH YIELD PORTFOLIO
2013	23	$19.76	to	$19.76	450	5.45%	0.00%	to	0.00%	5.72%	to	5.72%
2012	24	$18.69	to	$18.69	455	2.77%	0.00%	to	0.40%	13.51%	to	13.69%
2011	13	$15.83	to	$14.70	206	6.95%	0.25%	to	0.40%	2.93%	to	3.09%
2010	14	$15.38	to	$14.26	211	7.22%	0.25%	to	0.40%	14.01%	to	14.17%
2009	7	$13.49	to	$12.49	90	8.41%	0.25%	to	0.40%	39.65%	to	39.87%
											(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
PIMCO VIT LOW DURATION PORTFOLIO
2013	295		$14.54	to	$14.54	4,290	1.46%	0.00%	to	0.00%	(0.14)%	to	(0.14)%
2012	491		$14.56	to	$14.56	7,144	1.01%	0.00%	to	0.40%	5.36%	to	5.52%
2011	218		$13.34	to	$13.33	2,905	1.68%	0.25%	to	0.40%	0.76%	to	0.83%
2010	194		$13.24	to	$13.22	2,569	1.62%	0.25%	to	0.40%	4.83%	to	5.00%
2009	208		$12.63	to	$12.59	2,621	3.56%	0.25%	to	0.40%	12.87%	to	13.02%
PIMCO VIT REAL RETURN PORTFOLIO
2013	74		$16.13	to	$16.13	1,196	1.70%	0.00%	to	0.00%	(9.23)%	to	(9.23)%
2012	66		$17.77	to	$17.77	1,181	0.71%	0.00%	to	0.40%	8.25%	to	8.33%
2011	114		$15.85	to	$14.78	1,689	2.10%	0.25%	to	0.40%	11.23%	to	11.38%
2010	108		$14.25	to	$13.27	1,460	1.45%	0.25%	to	0.40%	7.71%	to	7.89%
2009	124		$13.23	to	$12.30	1,571	2.96%	0.25%	to	0.40%	17.81%	to	18.04%
PIMCO VIT TOTAL RETURN PORTFOLIO
2013	484		$17.41	to	$17.41	8,425	2.21%	0.00%	to	0.00%	(1.97)%	to	(1.97)%
2012	465		$17.76	to	$17.76	8,250	1.42%	0.00%	to	0.40%	9.02%	to	9.16%
2011	290		$15.70	to	$15.21	4,427	2.63%	0.25%	to	0.40%	3.15%	to	3.33%
2010	278		$15.22	to	$14.72	4,101	2.41%	0.25%	to	0.40%	7.71%	to	7.84%
2009	278		$14.13	to	$13.65	3,805	4.60%	0.25%	to	0.40%	13.59%	to	13.75%
PUTNAM VT EQUITY INCOME FUND
(Effective date 04/24/2009)
2013	9		$24.06	to	$24.06	225	2.02%	0.00%	to	0.00%	32.71%	to	32.71%
2012	9		$18.13	to	$18.13	169	1.32%	0.00%	to	0.40%	18.24%	to	18.32%
2011	7		$14.99	to	$15.05	99	2.31%	0.25%	to	0.40%	1.63%	to	1.83%
2010	9		$14.75	to	$14.78	132	0.00%	0.25%	to	0.40%	12.42%	to	12.48%
PUTNAM VT HIGH YIELD FUND
(Effective date 04/24/2009)
2013	6		$19.48	to	$19.48	118	7.01%	0.00%	to	0.00%	8.10%	to	8.10%
2012	4		$18.02	to	$18.02	74	2.79%	0.00%	to	0.40%	15.68%	to	15.69%
2011	0	*	$15.32	to	$15.32	5	0.00%	0.40%	to	0.40%	1.39%	to	1.39%
												(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
PUTNAM VT INTERNATIONAL GROWTH FUND
(Effective date 04/24/2009)
2013	2	$20.08	to	$20.08	31	1.30%	0.00%	to	0.00%	22.74%	to	22.74%
2012	1	$16.36	to	$16.36	23	0.95%	0.00%	to	0.25%	19.39%	to	19.39%
2011	2	$13.41	to	$13.41	27	1.86%	0.25%	to	0.25%	(17.83)%	to	(17.83)%
2010	1	$16.28	to	$16.32	21	1.70%	0.25%	to	0.40%	12.04%	to	12.16%
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO
(Effective date 05/01/2006)
2013	16	$14.01	to	$14.01	226	0.33%	0.00%	to	0.00%	20.67%	to	20.67%
2012	42	$11.61	to	$11.61	492	0.00%	0.00%	to	0.40%	6.55%	to	6.59%
2011	65	$10.56	to	$10.65	689	2.41%	0.25%	to	0.40%	(12.66)%	to	(12.49)%
2010	72	$12.09	to	$12.17	870	2.16%	0.25%	to	0.40%	29.44%	to	29.61%
2009	32	$9.34	to	$9.39	304	0.00%	0.25%	to	0.40%	56.97%	to	57.29%
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO
(Effective date 05/01/2006)
2013	60	$17.28	to	$17.28	1,042	0.93%	0.00%	to	0.00%	34.47%	to	34.47%
2012	69	$12.85	to	$12.85	882	0.01%	0.00%	to	0.40%	11.61%	to	11.79%
2011	80	$11.20	to	$11.29	899	0.28%	0.25%	to	0.40%	(3.86)%	to	(3.83)%
2010	97	$11.65	to	$11.74	1,143	0.09%	0.25%	to	0.40%	19.73%	to	20.04%
2009	130	$9.73	to	$9.78	1,266	0.00%	0.25%	to	0.40%	34.39%	to	34.71%
VAN ECK VIP EMERGING MARKETS FUND
(Effective date 05/05/2008)
2013	1	$41.04	to	$41.04	33	1.18%	0.00%	to	0.00%	12.04%	to	12.04%
2012	1	$36.63	to	$36.63	22	0.00%	0.00%	to	0.40%	27.07%	to	27.07%
2011	2	$7.63	to	$7.63	13	0.95%	0.40%	to	0.40%	(26.07)%	to	(26.07)%
2010	1	$10.32	to	$19.42	11	0.00%	0.25%	to	0.40%	26.32%	to	26.51%
											(Continued)

COLI VUL-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
VAN ECK VIP GLOBAL HARD ASSETS FUND
(Effective date 05/05/2008)
2013	9	$73.61	to	$73.61	641	0.64%	0.00%	to	0.00%	10.56%	to	10.56%
2012	3	$66.58	to	$66.58	173	0.35%	0.00%	to	0.40%	2.55%	to	2.67%
2011	30	$8.11	to	$13.51	335	0.81%	0.25%	to	0.40%	(16.74)%	to	(16.66)%
2010	20	$9.74	to	$16.21	203	0.07%	0.25%	to	0.40%	28.67%	to	28.86%
2009	5	$7.57	to	$12.58	37	0.23%	0.25%	to	0.40%	57.05%	to	25.80%

* The Investment Division has units and/or assets that round to less than $1,000 or 1,000 units.
(a) The amounts in these columns are associated with the highest Expense Ratio.
(b) The amounts in these columns are associated with the lowest Expense Ratio.											(Concluded)

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)
Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to initial Registrant’s Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).

(b)	Custodian Agreements. None.

(c)
Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great-West”) and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963).

(d)	Policies.

(d)(1)	Specimen Policy Form 355-CSO is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(d)(2)
Specimen Term Life Insurance Rider (Form J355rider-CSO for policies issued after January 1, 2009) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(d)(3)	Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form S-6 filed on April 27, 2000 (File No. 333-70963).

(d)(4)	Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333-70963).

(d)(5)	Change of Insured Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File No. 333-70963 and 811-09201).

(d)(8)
Specimen Fixed Account Endorsement Form 379 is incorporated by reference to Registrant's Post-Effective Amendment No. 19 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-70963).

(d)(9)	Specimen Policy Form J355rev2 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012.

(d)(10)
Specimen Policy Endorsement (Form ICC 12-J801) is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 to Registration Statement filed on Form N-6 as filed on September 27, 2012 (File No. 333-70963).

(d)(11)
Specimen Policy Form J355rev3 is filed incorporated by reference to Registrant's Post-Effective Amendment No. 28 to Registration Statement on Form N-6 as filed on February 28, 2014 (File No. 333-70963).

(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).

(f)
(f)(1) Depositor’s Certificate of Incorporation. Copy of Articles of Incorporation of Great-West, as amended, is incorporated by reference to Pre-Effective Amendment No. 2 on Form S-1 of Great-West filed on October 29, 1996, (File No. 333-01173).

(f)(2) By-Laws of Great-West as amended June 17, 1997 is incorporated by reference to Amendment No. 1 on Form 10-K of Great-West filed on March 31, 1998 (File No. 333-01173); Amended Bylaws of Great-West are incorporated by reference to Post-Effective Amendment No. 38 to the Registration

Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No. 2-89550).

(g)	Reinsurance Contracts.

(g)(1)
Automatic YRT Reinsurance Agreement Effective October 1, 2008 between Great-West and The Canada Life Assurance Company (redacted), Amendment 1 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) and Amendment 2 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company of New York(“Great-West of New York”) on Form N-6 on April 26, 2011 (File No. 333-146241).

(g)(2)
Automatic/Facultative YRT Guaranteed Issue and Fully Underwritten Reinsurance Agreement between Great-West and RGA Reinsurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

(g)(3)
Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and SCOR Global Life U.S. Re Insurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

(g)(4)
Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and Hannover Life Reassurance Company of America effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

(h)	Participation Agreements.

(h)(1)
Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated March 30, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File Nos. 333-70963).

(h)(2)
First Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(3)
Second Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(4)
Third Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(5)
Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(6)
First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(7)
Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(8)
Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(9)
Fourth Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(10)
Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company dated January 28, 2008 is incorporated by reference to Registrant’s Post-Effective No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963).

(h)(11)
Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(12)
First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(13)
Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(14)
Amendment to Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(15)
Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Life & Annuity Index Fund, Inc., and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(16)
Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(17)
Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(18)
Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(19)
Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(20)
First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(21)
Second Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(22)
Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated May 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(23)
First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(24)
Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(25)
First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(26)
Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Registrant’s Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(27)
Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(28)
Second Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(29)
Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(30)
Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No.

333-70963).

(h)(31)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(32)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(33)
Third Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(34)
Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series, and Janus Capital Corporation dated January 31, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(h)(35)
Agreement between Great-West and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(36)
Amendment to Agreement between Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated November 1, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(37)
Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(38)
Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(39)
Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No. 333-70963).

(h)(40)
First Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First-Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(41)
Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(42)	First Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series

II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West (now known as Great-West of New York) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241) .

(h)(43)
Second Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West (now known as Great-West of New York) dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).

(h)(44)
Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Registrant’s Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(45)
Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West dated October 11, 2007 is incorporated by reference to Registrant's Post Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008. (File No. 333-70963).

(h)(46)
Participation Agreement among Putnam Variable Trust, Putnam Management Limited Partnership, Great-West and First Great-West (now known as Great-West of New York) dated April 30, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008. (File No. 333-70963).

(h)(47)
Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(48)
Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(49)
Second Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(50)
Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012 (File No. 333-70963).

(h)(51)
First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), GWFS Equities, Inc., Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012.

(h)(52)
Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated April 25, 2013 is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 to Registration Statement on Form N-6 as filed on

April 26, 2013 (File No. 333-70963).

(i)	Administrative Contracts. None.

(j)
Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(k)
Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999 (File No. 333-70963).

(l)	Actuarial Opinion. None.

(m)	Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant’s Post Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).

(n)	Other Opinions.

(n)(1)	Legal Consent of Carlton Fields Jorden Burt, P.A. is filed herewith.

(n)(2)	Written consent of Deloitte & Touche LLP is filed herewith.

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. None.

(q)	Redeemability Exemption. None.

(r)
Power of Attorney for Raymond L.S. McFeetors is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008. Power of Attorney for R.J. Orr is incorporated by reference to Registrant's Post Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008. The Powers of Attorney for the J.L. Bernbach, A. Desmerais, P. Desmarias, Jr., A. Louvel, J.E.A. Nickerson, M. Plessis-Bélair and B. E. Walsh are incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement filed on Form N-6 on April 26, 2007 (File No. 333-70963). The Powers of Attorney for H.P. Rousseau and R. Royer are incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963). The Powers of Attorney for P. Mahon, J. Selitto and G. Tretiak are incorporated by reference to Registrant's Post-Effective Amendment No. 28 to Registration Statement on Form N-6 as filed on February 28, 2014 (File No. 333-70963).

Item 27. Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor
J. L. Bernbach	EngineUSA 460 Park Avenue South, 7th Floor New York, NY 10016	Director
A. Desmarais	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P. Desmarais, Jr.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M.T.G. Graye	8515 E. Orchard Road Greenwood Village, CO 80111	Director, President and Chief Executive Officer
A. Louvel	P.O. Box 1073 38 Beach Lane Wainscott, NY 11975	Director

R. L. McFeetors	Great-West Life 100 Osborne Street N Winnipeg, Canada MB R3C 3A5	Director
Paul Mahon	Great-West Life 100 Osborne Street N Winnipeg, Canada MB R3C 3A5	Director
J. E.A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 255 Commercial Street North Sydney, Nova Scotia, Canada B2A 3M2	Director
R.J. Orr	Power Financial Corporation 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Chairman of the Board
M. Plessis-Bélair, F. C. A.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
H.P. Rousseau	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
R. Royer	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G. Tretiak	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
B. E. Walsh	Saguenay Capital, LLC Two Manhattanville Rd, #403 Purchase, New York 10577	Director
S. M. Corbett	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President and Chief Investment Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President, Individual Markets
B.A. Byrne	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Legal, Chief Compliance Officer and Secretary
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, FASCore Operations
E.P. Friesen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments and Chief Investment Officer, General Account
J.S. Greene	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Marketing Officer
W.S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, 401(k) Standard Markets
R. J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Executive Benefits Markets
D.G. McLeod	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Product Management
S. A. Miller	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Information Officer
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	President, Great-West Retirement Services

R.G. Schultz	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, General Counsel and Secretary
B. Schwartz	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Commercial Mortgage Investments
C.S. Tocher	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Investment Officer, Segregated Funds

Item 28. Person Controlled by or Under Common Control with the Depositor or the Registrant.

The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life company organized under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set out below.

Organizational Chart – December 31, 2013
I.    OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
100% - 3876357 Canada Inc.
100% - 3439496 Canada Inc.
100% - Capucines Investments Corporation
32% - Nordex Inc. (68% also owned directly by the Desmarais Family Residuary Trust)
94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by the Desmarais Family Residuary Trust)
53.60% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2013 411,399,721 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 899,947,441.

Pansolo Holding Inc. owns directly 15,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 18,892,953 or 2.1 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.52%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.60% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of the Desmarais Family Residuary Trust is approximately 61.10%; note that this is not the equity percentage.

The Desmarais Family Residuary Trust also owns 1,561,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a 10% or greater voting interest in the following entities:
A.    Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.78% - Power Financial Corporation
67.0% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. Inc.
100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
60.0% - Great-West Life & Annuity Insurance Capital, LLC
60.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
65.17% - Great-West Funds, Inc.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivables Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
100.0% - Singer Collateral Trust V
B.    Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.78% - Power Financial Corporation
67.0% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. Inc.
100% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings Inc.
80.0% - PanAgora Asset Management, Inc.
100.0% - Putnam GP Inc.
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Aviation Holdings, LLC
100.0% - Putnam Capital, LLC
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Investments Inc.
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.

100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
C.    The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.78% - Power Financial Corporation
67.0% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delaware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
100.0% - 2023308 Ontario Inc.
100.0% - Great-West Life & Annuity Insurance Capital, LP
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
40.0% - Great-West Life & Annuity Insurance Capital, LLC
100.0% - Great-West Life & Annuity Insurance Capital, LP II
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2171866 Ontario Inc
100.0% - Great-West Lifeco Finance (Delaware) LP II
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)
100.0% - GLC Asset Management Group Ltd.
100.0% - 801611 Ontario Limited
100.0% - 118050 Canada Inc.
100.0% - 1213763 Ontario Inc.
99.9% - Riverside II Limited Partnership
70.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
100.0% - The Owner: Condominium Plan No 8510578
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership
50.0% - Laurier House Apartments Limited

100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.1% - Riverside II Limited Partnership
100.0% - High Park Bayview Inc.
75.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd.
40.0% - PVS Preferred Vision Services
12.5% - Vaudreuil Shopping Centres Limited
70.0% - Saskatoon West Shopping Centres Limited
12.5% - 2331777 Ontario Ltd.
12.5% - 2344701 Ontario Ltd.
12.5% - 2356720 Ontario Ltd.
12.5% - 0977221 B.C. Ltd.
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
100.00% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd.
30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
50.0% - Laurier House Apartments Limited
30.0% - Kelowna Central Park Properties Ltd.
30.0% - Kelowna Central Park Phase II Properties Ltd.
30.0% - Trop Beau Developments Limited
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
25.0% - High Park Bayview Limited Partnership
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
75.0% - Vaudreuil Shopping Centres Limited
30.0% - Saskatoon West Shopping Centres Limited
75.0% - 2331777 Ontario Ltd.
75.0% - 2344701 Ontario Ltd.
75.0% - 2356720 Ontario Ltd.
75.0% - 0977221 B.C. Ltd.
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Setanta Asset Management Limited
50.0% - Setanta Asset Management Funds Public Limited Company

100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life Assurance (Ireland), Limited
50.0% - Setanta Asset Management Funds Public Limited Company                100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited
100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Limited
49.0% - Glohealth Financial Services Limited
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Ltd.
7.0% - Irish Association of Investment Managers
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Ltd.
100.0% - Cornmarket Insurance Brokers Ltd.
100.0% - Adelaide Insurance Services Ltd.
100.0% - Savings & Investments Ltd.
100.0% - Gregan McGuiness (Life & Pensions) Ltd.
100.0% - Irish Life Associate Holdings
100.0% - Irish Life Irish Holdings
30.0% - Allianz-Irish Life Holdings plc.
100.0% - Irish Life Assurance plc.
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Keko Park Ltd.
100.0% - Stephen Court Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Kohlenberg & Ruppert Premium Properties S.A.
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - Ilot St Michel Lux S.A.R.L.

100.0% - Ilot St Michel FH S.P.R.L.
100.0% - Ilot St Michel LLH S.P.R.L.
100.0% - Etak SAS
100.0% - Mili SAS
100.0% - Sarip SCI
66.66% - City Park (Hove) Management Company Ltd.
66.66% - City Gate Park Administration Limited
98.0% - Westlink Industrial Estate Management Company Ltd.
51.0% - Sjrq Riverside IV Management Limited
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
50.0% - Ashtown Management Company Ltd.
25.0% - Fulwood Park Management Company (No. 2) Ltd.
20.0% - Choralli Limited
14.0% - Houghton Hall Management Limited
14.0% - Baggot Court Management Limited
14.0% - Richview Office Park Management Company Limited
5.5% - Padamul Ltd.
100.0% - Canada Life Group Holdings Limited
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - 8478163 Canada Limited
100.0% - Canada Life Bermuda Limited
100.0% - The Canada Life Insurance Company of Canada
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd.
12.5% - 2344701 Ontario Ltd.
12.5% - Vaudreuil Shopping Centres Limited
12.5% - 2356720 Ontario Ltd.
12.5% - 0977221 B.C. Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
D.    IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.78% - Power Financial Corporation
58.63% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0965311 B.C. Ltd.

19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie Investments PTE. Ltd.
97.50% - Investment Planning Counsel Inc. (and 2.50% owned by Management of IPC management)
100.0% - IPC Investment Corporation
100.0% - 9132-2115 Quebec Inc.
100.0% - IPC Save Inc.
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
88.95% - IPC Portfolio Services Inc. (and 11.05% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
100% - Independent Planning Group Inc.
100.0% - VirtucoTechnologies Inc.
100.0% - IPG Insurance Inc.

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.78% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
50.0% - Parjointco N.V.
75.4% - Pargesa Holding SA (55.6% capital)
100.0% - Pargesa Netherlands B.V.
52.0% - Groupe Bruxelles Lambert (50.0% in capital)
Capital
7.2% - Suez Environment Company (of which 0.3% in trading)
27.3% - Lafarge SA (21.0% in capital)
6.9% - Pernod Ricard (7.5% in capital)
0.1% - Iberdrola (INFORMATION NOT PUBLIC)
5.6% - Umicore (INFORMATION NOT PUBLIC)
0.4% - LTI One
100.0% - Belgian Securities B.V.
Capital
71.6% - Imerys (56.2% in capital)
100.0% - Brussels Securities B.V.
Capital
99.6% - LTI One
100.0% - Sagerpar
3.9% - Groupe Bruxelles Lambert
100.0% - GBL Overseas Finance N.V.
100.0% - GBL Treasury Center
Capital

100.0% - GBL Energy S.á.r.l.
Capital
3.3% - Total SA (3.6% in capital)
100.0% - GBL Verwaltung GmbH
100.0% - Immobilière Rue de Namur S.á.r.l.
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
100.0% - Sienna Capital S.á.r.l
Capital
66.66% - Kartesia Credit Opportunities I SCA, SICAV-SIF
40.0% - Kartesia GP SA
100.0% - Serena S.á.r.l
Capital
15.0% - SGS
2.4% - GDF SUEZ (of which 0.1% in trading)
43.0% - ECP 1
42.4% - ECP 2
100.0% - ECP3
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG
F.    Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% 7991347 Canada inc.
100.0% - Gesca Numérique Ltée
100.0% - 3855082 Canada Inc.
100.0% - 3834310 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
81.73% - 9059-2114 Québec Inc.
98.36% - DuProprio Inc.
100.0% - VR Estates Inc.
100.0% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100.0% - Comfree Commission Free Realty Inc.
100.0% - CF Real Estate First Inc.
100.0% - CF Real Estate Max Inc.
100.0% - CF Real Estate Ontario Inc.
100.0% - CF Real Estate Maritimes Inc.
100.0% - DP Immobilier Québec Inc.
100.0% - 8495122 Canada Inc.
100.0% - Les Éditions Gesca Ltée
100.0% - 9289-9822 Québec inc. (anciennement Groupe Espaces Inc.)
100.0% - Les Éditions La Presse Ltée
100.0% - (W.illi.am) 6657443 Canada Inc.
2.72% - Acquisio Inc.
50.0% - Workopolis Canada
23.61% - Tuango Inc.
25.0% - Olive Média

100.0% - Attitude Digitale Inc.
26.32% - Checkout 51 Inc.
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Broadcast News Limited
100.0% - Press News Limited
100.0% - Pagemasters North America Inc.

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
25.0% - Barrick Power Gold Corporation of China Limited
100.0% - Power Pacific Mauritius Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
4.31% - CITIC Pacific Limited
9.78% - Vimicro International Corporation
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited
H.    Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100.0% - 3540529 Canada Inc.
18.75% - Société Immobiliére HMM
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
22.12% - Bellus Health Inc.
25.0% - Club de Hockey Les Remparts de Québec Inc.
100.0% - Power Energy Corporation
62.83% - Potentia Solar Inc.
100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
22.98% - Eagle Creek Renewable Energy, LLC
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100.0% - Sagard Capital Partners GP, Inc.
99.7% - Sagard Capital Partners, L.P.
100.0% - Power Corporation of Canada Inc.
100.0% - Square Victoria Real Estate Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.

100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc

I.    Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 4507045 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - 8677964 Canada Inc.

Item 29. Indemnification. Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against any liability incurred in his or her official capacity. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1)
"Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(2)
"Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3)	"Expenses" includes counsel fees.

(4)
"Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)
"Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	"Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)	"Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.
Section 7-109-102. Authority to indemnify directors.

(1)
Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person conducted himself or herself in good faith; and

(b)	The person reasonably believed:

(I)	In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

(II)	In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2)
A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3)
The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:

(a)	In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)
In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.
Section 7-109-103. Mandatory Indemnification of Directors.
Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.
Section 7-109-104. Advance of Expenses to Directors.

(1)	A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a)	The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)
The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c)	A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2)
The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)
Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)
If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)
If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106.  Determination and Authorization of Indemnification of Directors.

(1)
A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2)	The determinations required by under subsection (1) of this section shall be made:

(a)
By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)
If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)
If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)
By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)	By the shareholders

(4)
Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107.  Indemnification of Officer, Employees, Fiduciaries, and Agents.

(1)	Unless otherwise provided in the articles of incorporation:

(a)
An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)
A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

 Section 7-109-108. Insurance.
A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)
A provision treating a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)
Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Great-West
Article IV. Indemnification
SECTION 1. In this Article, the following terms shall have the following meanings:

(a)
“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.
SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.
SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)
the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)
the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and
if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.
Item 30. Principal Underwriter.

(a)
In addition to securities of the Registrant, GWFS Equities, Inc. currently distributes securities of Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of Great-West, Maxim Series Account of Great-West, COLI VUL-4 Series Account of Great-West, Variable Annuity-1 Series Account of Great-West, Prestige Variable Life Account of Great-West, Trillium Variable Annuity Account of Great-West, Variable Annuity-2 Series Account of Great-West, and the Variable Annuity-1 Series Account of Great-West of New York, COLI VUL-2 Series Account of First Great-West, Variable Annuity-2 Series Account of Great-West of New York, and COLI VUL-4 Series Account of Great-West of New York.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Position and Officers with Underwriter
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
W. S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director, Senior Vice President
R.J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
B. Neese	8515 East Orchard Road Greenwood Village, CO 80111	Director, Vice President
C. Bergeon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
S.M. Gile	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
B. Lewis	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Defined Contribution Markets

C. Silvaggi	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Retirement Solutions
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Legal, Chief Compliance Office and Secretary
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President and Treasurer
S.A. Bendrick	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President

(c)	Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant's last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS Equities	-0-	-0-	-0-	-0-

Item 31. Location of Accounts and Records. All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 32. Management Services. None.
Item 33. Fee Representation. Great-West represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on the day of April 25, 2014.

COLI VUL-2 SERIES ACCOUNT of
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Registrant)

By:	/s/ M.T.G. Graye
M.T.G. Graye,
President, Chief Executive Officer and Principal Financial Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ M.T.G. Graye
M.T.G. Graye,
President, Chief Executive Officer and Principal Financial Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title

/s/ R.J. Orr	Chairman of the Board	April 25, 2014
R.J. Orr*

/s/ M.T.G. Graye	Director, President and Chief Executive Officer (Principal Financial Officer)	April 25, 2014
M.T.G. Graye

/s/ R.M. Southall	Vice President Reporting and Finance (Principal Accounting Officer)	April 25, 2014
R.M. Southall

/s/ J.L. Bernbach	Director	April 25, 2014
J. L. Bernbach*

/s/ A. Desmarais	Director	April 25, 2014
A. Desmarais*

/s/ P. Desmarais, Jr.	Director	April 25, 2014
P. Desmarais, Jr.*

/s/ A. Louvel	Director	April 25, 2014
A. Louvel*

/s/ P. Mahon	Director	April 25, 2014
P. Mahon*

/s/ R.L. McFeetors	Director	April 25, 2014
R. L. McFeetors*

/s/ J.E.A. Nickerson	Director	April 25, 2014
J. E. A. Nickerson*

/s/ M. Plessis-Bélair	Director	April 25, 2014
M. Plessis-Bélair*

/s/ H. Rousseau	Director	April 25, 2014
H. Rousseau*

/s/ R. Royer	Director	April 25, 2014
R. Royer*

/s/ J. Selitto	Director	April 25, 2014
J. Selitto*

/s/ G. Tretiak	Director	April 25, 2014
G. Tretiak*

/s/ B.E. Walsh	Director	April 25, 2014
B. E. Walsh*

*By: /s/ R.G. Schultz
R. G. Schultz
Attorney-in-Fact pursuant to Power of Attorney